Exhibit (c)(3)

Discussion Materials Regarding Project Myriad

December 9, 2015

Materials Prepared for the Conflicts Committee of the Board of

Directors of Northern Tier Energy GP LLC

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors (the “Board”) of Northern Tier Energy GP LLC, the general partner of Northern Tier Energy LP (the “Partnership”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Conflicts Committee.

These materials were compiled on a confidential basis for use by the Conflicts Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.

These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.

Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Preliminary Draft – Confidential

Table of Contents

Executive Summary

Appendix

A. Additional Information Regarding Project Myriad

B. NTI Situation Analysis

C. NTI Valuation Analysis

D. WNR and WNRL Situation Analysis

E. Indicative Valuation of the Proposed

Consideration

F. Pro Forma Analysis

G. Weighted Average Cost of Capital

Section

I

I. Executive Summary

Preliminary Draft – Confidential

Introduction

Executive Summary

1

Evercore Partners (“Evercore”) is pleased to provide the following materials to the Conflicts Committee of the Board of

Directors (the “Conflicts Committee”) of Northern Tier Energy GP LLC (“NTI GP”), the general partner of Northern Tier

Energy LP (“NTI”, “Northern Tier” or the “Partnership”), regarding Western Refining, Inc.’s (“WNR” or “Western

Refining”) proposed acquisition of all outstanding publicly-owned units of NTI (the “Proposed Transaction”)

– Terms of the Proposed Transaction include that: each publicly-owned common unit of NTI is to be exchanged for

$15.00 in cash and 0.2986 shares of WNR common stock (the “Proposed Consideration”)

•	The $15.00 in cash and 0.2986 shares of WNR common stock implies an 18.0% premium to the 20-day volume weighted average price (“VWAP”) of NTI’s common units as of October 23, 2015, and represents aggregate consideration of $28.34 per NTI unit based on the 20-day VWAPs for NTI’s units and Western Refining’s shares as of October 23, 2015

The materials herein include the following:

– A review of WNR’s counterproposal

– An updated valuation of NTI based on the NTI Financial Projections

– An updated valuation of the Proposed Consideration based on the WNR Financial Projections

– An updated review of the pro forma impact of the Proposed Transaction to NTI unitholders

– Additional supporting materials regarding NTI, WNR, WNRL, the valuation of NTI, the valuation of the Proposed

Consideration and the pro forma impact of the Proposed Transaction are included in the Appendix

Preliminary Draft – Confidential

Executive Summary

Since the Conflicts Committee meeting on December 1, 2015, Evercore has:

– Updated unit and share prices from November 25, 2015 to December 4, 2015

– Adjusted segment EBITDA and corporate cost amounts for Standalone NTI, Standalone WNR and Pro Forma WNR based on new information provided by WNR on December 2, 2015

– Updated the Pro Forma WNR valuation for updated GP and LP cash flow projections for WNRL based on new financial information provided by WNR on December 2, 2015

– Value per share accretion/dilution analysis updated for WNRL distribution information provided by WNR on

December 2, 2015

– Added ownership summaries for NTI and WNR

– Added tax impact analysis to the NTI public unitholder from the Proposed Transaction

2

Summary of Updates

Executive Summary
Preliminary Draft – Confidential

Proposal Comparison

	Original WNR Proposal	NTI Counterproposal I	WNR Proposal II
Cash per Share	$17.50	$17.50	$15.00
WNR Shares Offered	0.2266x	0.2750x	0.2986x
Implied Offer Based on NTI Unit and WNR Share Prices as of December 4, 2015	$27.43	$29.55	$28.09
Implied Offer Based on 20-day VWAP of WNR	$27.62	$29.79	$28.34
Premium to October 23, 2015 Trading Price of $24.23	13.2%	22.0%	15.9%
Premium to October 23, 2015 20-Day VWAP of $24.02 for NTI	14.2%	23.0%	16.9%
Premium to October 23, 2015 20-Day VWAP for Both WNR and NTI	15.0%	24.0%	18.0%

EVERCORE
3
NORTHERN TIER

Executive Summary
Preliminary Draft – Confidential

Summary Terms of the Proposed Transaction

Opinion Requested: **Evercore has been asked by the Conflicts Committee, whether, in Evercore's opinion, the Consideration to be received by the Unaffiliated Common Unitholders of the Partnership in the Proposed Transaction is fair, from a financial point of view, to such holders**

Interest	▪ WNR to acquire the 57,210,986 common units of NTI owned by the public
Buyer	▪ Western Refining, Inc.
Proposed Consideration	▪ $15.00 in cash per NTI common unit ▪ 0.2986 common shares of WNR per each NTI common unit
Other	▪ TBD

EVERCORE
4
NORTHERN TIER

Preliminary Draft – Confidential

5

LTM Price Performance

NTI and WNR Price Performance

$26.45

$25.98

$43.83

$41.64

$28.09

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

$55.00

12/4/2014 2/15/2015 4/29/2015 7/11/2015 9/22/2015 12/4/2015

Price

NTI WNR Implied Transaction Value/Unit

Executive Summary

October 26, 2015:

WNR delivers proposal

with respect to

Proposed Transaction

20-Day VWAP 5-Day VWAP Closing Prices

WNR Share Price 10/23/15 12/4/15 10/23/15 12/4/15 10/23/15 12/4/15

Cash Consideration per Unit $15.00 $15.00 $15.00 $15.00 $15.00 $15.00

Exchange Ratio (WNR/NTI) 0.2986x 0.2986x 0.2986x 0.2986x 0.2986x 0.2986x

WNR VWAP/Share Price $44.68 $44.87 $42.88 $44.55 $42.26 $43.83

Value/Unit $13.34 $13.40 $12.80 $13.30 $12.62 $13.09

Total Implied Transaction Value/Unit $28.34 $28.40 $27.80 $28.30 $27.62 $28.09

NTI VWAP/Unit Price $24.02 $27.08 $24.21 $26.81 $24.23 $26.45

Implied Premium 18.0% 4.9% 14.8% 5.6% 14.0% 6.2%

Preliminary Draft – Confidential

Summary

6

Give Get

Preliminary Implied Value of NTI Stand Alone Implied Value of WNR Pro Forma

NTI Unit Implied Total Value

Methodology Implied Value Range Methodology WNR Share Price Range to NTI Unitholders

Management Pricing Management Pricing

DCF $24.91—$30.63 DCF $62.68—$89.00 $31.70—$37.67

Precedent Transactions 16.81—25.71 Precedent Transactions 25.25—69.19 23.22—33.18

Peer Group Trading—By Segment 19.52—26.62 Peer Group Trading 48.22—72.51 28.43—33.93

Peer Group Trading—Total EBITDA 18.93—28.50

Merger Premiums Paid—MLP Buy-Ins 10.04—37.95

Merger Premiums Paid—Refining Transactions 23.26—36.48

Historical Pricing Historical Pricing

DCF $26.78—$33.47 DCF $78.67—$111.63 $35.33—$42.79

Precedent Transactions 16.81—22.69 Precedent Transactions 25.25—87.62 23.22—37.35

Peer Group Trading—By Segment 17.06—27.58 Peer Group Trading 63.08—94.01 31.80—38.80

Peer Group Trading—Total EBITDA 16.23—29.69

Merger Premiums Paid—MLP Buy-Ins 10.04—37.95

Merger Premiums Paid—Refining Transactions 23.26—36.48

Implied Current Trading

Cash $15.00

+ Value of 0.2986 WNR Shares(1) 13.09

Total $28.09

(1)	Based on December 4, 2015 WNR closing share price of $43.83

12/4/15 NTI Unit Price: $26.45

Executive Summary

Preliminary Draft – Confidential

Discounted Precedent Peer Group Trading Premiums Paid Analysis

Cash Flow Transactions By Segment Refining/Variable Distribution MLPs MLP Buy-Ins Refining Transactions

9.0%—10.0% WACC 2016E: 2016E: 2016E EBITDA at Median 1-Day Premium: 17.5% Median 1-Day Premium: 8.0%

2020E EBITDA Refining EBITDA at 6.0x—7.5x Refining EBITDA at 5.0x—6.0x 5.5x—7.0x Median 5-Day Premium: 17.2% Median 5-Day Premium: 7.9%

Exit Multiple of Logistics EBITDA at 9.0x—11.0x Logistics EBITDA at 8.0x—11.0x 2017E EBITDA at Median 30-Day Premium: 17.7% Median 30-Day Premium: 38.5%

5.5x—6.5x Retail EBITDA at 9.0x—11.0x Retail EBITDA at 10.0x—12.0x 5.5x—7.0x Median 52-Week High Median 52-Week High

Perpetuity Growth Rate of Corporate Costs EBITDA at Corporate Costs EBITDA at Premium: (10.5%) Premium: (3.5%)

1.00%—1.50% 6.5x—8.0x 5.5x—7.0x Median Implied NTI Price of $28.66 Median Implied NTI Price of $26.78

NTI Complexity Barrels 2017E:

at $1,300—$1,700 Refining EBITDA at 5.0x—6.0x

Complexity Barrel Multiple Logistics EBITDA at 7.0x—9.0x

Retail EBITDA at 9.0x—11.0x

Corporate Costs EBITDA at

5.5x—7.0x

$24.91

$26.78

$16.81 $16.81

$19.52

$17.06

$18.93

$16.23

$10.04 $10.04

$23.26 $23.26

$30.63

$33.47

$25.71

$22.69

$26.62

$27.58

$28.50

$29.69

$37.95 $37.95

$36.48 $36.48

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

7

Summary Valuation Analysis – NTI Unit Standalone

Management Pricing

Historical Pricing

(1)	As of December 4, 2015
(2)	Shown as dark bars within the range above

Current NTI

Unit Price of

$26.45(1)

Executive Summary

(2)	(2)

Preliminary Draft – Confidential

8

Summary Valuation Analysis – $15.00 in Cash and 0.2986 WNR Shares per NTI Unit

Management Pricing

Historical Pricing

Indicative Value of Proposed Consideration

Discounted Cash Precedent Peer Group

Flow Transactions Trading

9.0%—10.0% WACC 2016E Refining EBITDA at 6.0x—7.5x 2016E EBITDA at

2020E EBITDA Exit Multiple of 2016E Logistics EBITDA at 9.0x—11.0x 5.5x—7.0x

5.5x—6.5x 2016E Retail EBITDA at 9.0x—11.0x 2017E EBITDA at

Perpetuity Growth Rate of WNR Complexity Barrels 5.5x—7.0x

1.00%—1.50% at $1,300—$1,700 WNRL Units at $20.99—$25.83 per Unit

WNRL Units at $20.99—$25.83 per Unit Complexity Barrel Multiple WNRL GP at $250.0 Million—$450.0 Million

WNRL GP at $250.0 Million—$450.0 Million Corporate Costs EBITDA at

6.5x—8.0x

WNRL Units at $20.99—$25.83 per Unit

WNRL GP at $250.0 Million—$450.0 Million

$29.00

$32.00

$31.70

$35.33

$23.22 $23.22

$28.43

$31.80

$37.67

$42.79

$33.18

$37.35

$33.93

$38.80

$ -

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

Executive Summary

Implied Current

Offer of $28.09(1)

(1)	As of December 4, 2015

Preliminary Draft – Confidential

Summary Valuation Analysis – NTI Unit

(1)	As of December 4, 2015

Indicative Valuation of Proposed Consideration

Management Pricing

Historical Pricing

Discounted Precedent Peer Group Trading Premiums Paid Analysis

Cash Flow Transactions By Segment Refining/Variable Distribution MLPs MLP Buy-Ins Refining Transactions

$24.91

$26.78

$16.81 $16.81

$19.52

$17.06

$18.93

$16.23

$10.04 $10.04

$23.26 $23.26

$30.63

$33.47

$25.71

$22.69

$26.62 $27.58

$28.50

$29.69

$37.95 $37.95

$36.48 $36.48

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

$32.00

$29.00

Current NTI

Unit Price of

$26.45(1)

Executive Summary

Implied Current

Offer of $28.09(1)

Preliminary Draft – Confidential

Summary Value Per Share – Future Value with Cumulative Distributions/Dividends

Management Pricing Historical Pricing

$19.04

$29.05

$30.49

$37.65

$40.08

$23.36

$29.42

$30.72 $35.99

$38.81

$31.22

$34.08

$38.18

$41.25

$43.92

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

2016E 2017E 2018E 2019E 2020E

Standalone—Yield Based Approach—Management Pricing

Standalone—SOTP Analysis—Management Pricing

Pro Forma—SOTP Analysis—Management Pricing

$14.78

$29.95

$24.77

$38.87

$43.55

$20.19

$29.96

$26.38

$36.72

$41.20

$34.96

$38.72

$41.14

$45.76

$49.25

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

2016E 2017E 2018E 2019E 2020E

Standalone—Yield Based Approach—Historical Pricing

Standalone—SOTP Analysis—Historical Pricing

Pro Forma—SOTP Analysis—Historical Pricing

Note: Analysis Subject to Change

Executive Summary

Note: Refer to Appendix E for detail; Pro Forma assumes $15.00 cash with exchange ratio of 0.2986x

Preliminary Draft – Confidential

Summary of Proposals ($ in millions, except per share prices)

Executive Summary

NTI/WNR—20-Day VWAP (10/23/15) NTI 20-Day VWAP (10/23/15) / WNR (12/4/15) NTI (10/23/15) / WNR (12/4/15)

Original

Proposal

Counter

Proposal I

Counter

Proposal II

Original

Proposal

Counter

Proposal I

Counter

Proposal II

Original

Proposal

Counter

Proposal I

Counter

Proposal II

WNR Price $44.68 $44.68 $44.68 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83

Exchange Ratio 0.2266x 0.2750x 0.2986x 0.2266x 0.2750x 0.2986x 0.2266x 0.2750x 0.2986x

WNR Equity Consideration $10.12 $12.29 $13.34 $9.93 $12.05 $13.09 $9.93 $12.05 $13.09

Plus: Cash 17.50 17.50 15.00 17.50 17.50 15.00 17.50 17.50 15.00

Total Consideration $27.62 $29.79 $28.34 $27.43 $29.55 $28.09 $27.43 $29.55 $28.09

% Premium to Relevant NTI Price 15.0% 24.0% 18.0% 14.2% 23.0% 16.9% 13.2% 22.0% 15.9%

Units Outstanding 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7

Total Equity Value $2,588.1 $2,790.7 $2,655.3 $2,570.0 $2,768.8 $2,631.5 $2,570.0 $2,768.8 $2,631.5

Plus: Projected Debt as of January 1, 2016 356.0 356.0 356.0 356.0 356.0 356.0 356.0 356.0 356.0

Less: Projected Cash as of January 1, 2016 (100.0) (100.0) (100.0) (100.0) (100.0) (100.0) (100.0) (100.0) (100.0)

Implied Enterprise Value $2,844.1 $3,046.7 $2,911.3 $2,826.0 $3,024.8 $2,887.5 $2,826.0 $3,024.8 $2,887.5

Share Value of Public NTI

Units Outstanding 57.2 57.2 57.2 57.2 57.2 57.2 57.2 57.2 57.2

Value $1,580.4 $1,704.1 $1,621.4 $1,569.4 $1,690.8 $1,606.9 $1,569.4 $1,690.8 $1,606.9

$123.7 $121.4 $121.4

$41.0 $37.5 $37.5

Preliminary Draft – Confidential

Analysis at Various Prices ($ in millions, except per share/unit amounts)

Evercore analyzed the implied Transaction Value / EBITDA multiples at various exchange ratios

(1)	Units outstanding as of January 1, 2016

Executive Summary

Original Counter

Proposal Proposal I Counter Proposal II

December 4, 2015 WNR Share Price $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83

Exchange Ratio 0.2266x 0.2750x 0.2986x 0.3000x 0.3050x 0.3100x 0.2986x 0.2986x 0.2986x 0.2986x

WNR Equity Consideration $9.93 $12.05 $13.09 $13.15 $13.37 $13.59 $13.09 $13.09 $13.09 $13.09

Plus: Cash Consideration $17.50 $17.50 $15.00 $15.00 $15.00 $15.00 $15.00 $15.50 $16.00 $16.50

Total Consideration $27.43 $29.55 $28.09 $28.15 $28.37 $28.59 $28.09 $28.59 $29.09 $29.59

% premium to December 4, 2015 NTI Unit Price ($26.45) 3.7% 11.7% 6.2% 6.4% 7.3% 8.1% 6.2% 8.1% 10.0% 11.9%

% premium to NTI Unit Price—October 23, 2015 20-Day VWAP ($24.02) 14.2% 23.0% 16.9% 17.2% 18.1% 19.0% 16.9% 19.0% 21.1% 23.2%

% premium to NTI Unit Price—October 23, 2015 Close ($24.23) and December 4, 2015 Close ($43.83) for WNR 13.2% 22.0% 15.9% 16.2% 17.1% 18.0% 15.9% 18.0% 20.0% 22.1%

% premium to NTI Unit Price—October 23, 2015 20-Day VWAP ($24.02) and $44.68 for WNR 15.0% 24.0% 18.0% 18.3% 19.2% 20.1% 18.0% 20.1% 22.2% 24.2%

Units Outstanding (1) 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7

Total Equity Value $2,570 $2,769 $2,631 $2,637 $2,658 $2,678 $2,631 $2,678 $2,725 $2,772

Plus: Projected Debt Outstanding as of January 1, 2016 356 356 356 356 356 356 356 356 356 356

Less: Projected Cash as of January 1, 2016 (100) (100) (100) (100) (100) (100) (100) (100) (100) (100)

Implied Total Enterprise Value $2,826 $3,025 $2,887 $2,893 $2,914 $2,934 $2,887 $2,934 $2,981 $3,028

Implied Transaction Value / EBITDA (Management Pricing)

2016E NTI Adjusted EBITDA: $369.0 7.7x 8.2x 7.8x 7.8x 7.9x 8.0x 7.8x 8.0x 8.1x 8.2x

2017E NTI Adjusted EBITDA: 418.0 6.8 7.2 6.9 6.9 7.0 7.0 6.9 7.0 7.1 7.2

Implied Transaction Value / EBITDA (Historical Pricing)

2016E NTI Adjusted EBITDA: $323.0 8.7x 9.4x 8.9x 9.0x 9.0x 9.1x 8.9x 9.1x 9.2x 9.4x

2017E NTI Adjusted EBITDA: 434.0 6.5 7.0 6.7 6.7 6.7 6.8 6.7 6.8 6.9 7.0

Preliminary Draft – Confidential

Tax Impact to NTI Unitholders

Evercore analyzed the estimated unitholder tax basis data as provided by NTI management and as calculated by Deloitte LLP

– Utilized pre-merger tax data for NTI Schedule K-1s

– Analysis as of December 31, 2014

– Utilized the Proposed Consideration

Executive Summary

Preliminary Draft – Confidential

—

1.0

2.0

3.0

4.0

5.0

6.0

7.0

8.0

$—

$0.25

$0.50

$0.75

$1.00

$1.25

$1.50

$1.75

$2.00

$2.25

$2.50

$2.75

$3.00

$3.25

$3.50

$3.75

$4.00

Units (Millions)

Tax Impact to NTI Unitholders (cont’d)

Distribution of Net Ordinary Gain Distribution of Net Capital Gain / Loss

Distribution of Total Gain

First Decile $0.00—$1.64 Seventh Decile $3.25—$3.41

Second Decile $1.64—$2.15 Eighth Decile $3.41—$3.54

Third Decile $2.15—$2.35 Ninth Decile $3.54—$3.71

Fourth Decile $2.35—$2.61 Tenth Decile $3.71—$3.77

Fifth Decile $2.61—$3.15 Median $3.15

Sixth Decile $3.15—$3.25 Weighted Average $1.84

First Decile $1.03—$3.49 Seventh Decile $7.68—$9.00

Second Decile $3.49—$3.89 Eighth Decile $9.00—$9.46

Third Decile $3.89—$4.92 Ninth Decile $9.46—$13.42

Fourth Decile $4.92—$5.51 Tenth Decile $13.42—$13.58

Fifth Decile $5.51—$6.34 Median $6.34

Sixth Decile $6.34—$7.68 Weighted Average $4.95

First Decile $2.42—$5.61 Seventh Decile $10.20—$11.92

Second Decile $5.61—$6.11 Eighth Decile $11.92—$13.00

Third Decile $6.11—$6.84 Ninth Decile $13.00—$16.59

Fourth Decile $6.84—$8.21 Tenth Decile $16.59—$16.77

Fifth Decile $8.21—$8.62 Median $8.62

Sixth Decile $8.62—$10.20 Weighted Average $6.79

—

2.0

4.0

6.0

8.0

10.0

12.0

14.0

$2.00

$2.95

$3.90

$4.85

$5.80

$6.75

$7.70

$8.65

$9.60

$10.55

$11.50

$12.45

$13.40

$14.35

$15.30

$16.25

$17.20

Units (Millions)

—

2.0

4.0

6.0

8.0

10.0

12.0

14.0

$—

$0.85

$1.70

$2.55

$3.40

$4.25

$5.10

$5.95

$6.80

$7.65

$8.50

$9.35

$10.20

$11.05

$11.90

$12.75

$13.60

Units (Millions)

Note: Based on December 4, 2015 WNR closing share price of $43.83

Executive Summary

Preliminary Draft – Confidential

Tax Impact to NTI Unitholders (cont’d)

Distribution of Total Taxes Assuming 20.0% Capital Gain Tax Rate and 35.0% Ordinary Gain Rate

—

2.0

4.0

6.0

8.0

10.0

12.0

14.0

($4.00)

($3.75)

($3.50)

($3.25)

($3.00)

($2.75)

($2.50)

($2.25)

($2.00)

($1.75)

($1.50)

($1.25)

($1.00)

($0.75)

($0.50)

Units (Millions)

First Decile ($3.83)—($2.40) Seventh Decile ($1.27)—($1.19)

Second Decile ($2.40)—($2.27) Eighth Decile ($1.19)—($1.12)

Third Decile ($2.27)—($2.01) Ninth Decile ($1.12)—($0.73)

Fourth Decile ($2.01)—($1.63) Tenth Decile ($0.73)—($0.69)

Fifth Decile ($1.63)—($1.44) Median ($1.44)

Sixth Decile ($1.44)—($1.27) Weighted Average ($1.63)

Note: Based on December 4, 2015 WNR closing share price of $43.83

Executive Summary

Appendix

A. Additional Information Regarding Project Myriad

EVERCORE

Additional Information Regarding Project Myriad

Preliminary Draft – Confidential

Overview

- On December 7, 2015, WNR delivered a proposal to the Conflicts Committee to acquire all of NTI's outstanding common units not already owned by WNR for aggregate consideration of $15.00 per unit in cash and 0.2986 of a share of WNR common stock per unit
  - Pursuant to the proposal, NTI would merge into a wholly-owned subsidiary of WNR
- The following sets forth potential benefits to unitholders of NTI and shareholders of WNR and certain issues for consideration

Proposed Transaction Economics

Cash Consideration per Unit	$15.00
WNR Shares per NTI Unit	0.2986
WNR Share Price 20-Day VWAP as of October 23, 2015	$44.68
Value per Unit	$13.34
Total Value per Unit	$28.34
NTI Unit Price 20-Day VWAP as of October 23, 2015	$24.02
Implied Premium	18.0%
NTI Units	92.8
Value per Unit	$28.34
Equity Value	$2,631.0
Net Debt	226.0
Enterprise Value	**$2,857.0**

	IBES Data[1]		NTI Financial Projections			
			Historical Pricing		Management Pricing	
EV /	Metric	Multiple	Metric	Multiple	Metric	Multiple
2015E EBITDA	$493.7	5.8x	NA	NA	NA	NA
2016E EBITDA	424.6	6.7x	$323.0	8.8x	$369.0	7.7x
2017E EBITDA	438.0	6.5x	434.0	6.6x	418.0	6.8x

Potential Benefits to NTI Unitholders

- Premium to unaffected trading price
- Likely greater trading liquidity
- Increase in scale of business owned
- Elimination of K-1

Potential Benefits to WNR

- Simplifies structure
- High near-term tax depreciation shield based on step up received in Potential Transaction
- Potential dividend per share accretion
- Potential credit ratings benefit from removal of structural subordination of cash flows

Issues for Consideration

- Implications for NTI unitholder
- Outlook on projections
- Tax payable by NTI unitholders upon transaction
  - Capital gain above purchase price and depreciation recapture (income) equal to distributions received as a return of capital since purchase of the unit offset by passive loss carryover
- Cash portion of consideration locks in value
- Impact on dividend growth/value as tax shield declines
- Pro forma future value versus standalone future value
- Impact on pro forma leverage at WNR due to cash-funded consideration

(1) As of December 4, 2015

EVERCORE 16 NORTHERN TIER

Additional Information Regarding Project Myriad

Preliminary Draft – Confidential

Summary Organizational Structure

($ in millions)


Public Ownership
93,684,082
Common Shares(1)
Western Refining, Inc.
(NYSE: WNR)
Market Capitalization: $4,124
Enterprise Value: $6,807
B1 / B+
100.0% Ownership
100.0% Ownership
Western Refining Logistics GP, LLC
Northern Tier Energy GP LLC
65.9% LP Interest
8,158,592 LP Units
22,811,000 Subordinated Units
38.4% LP Interest
35,622,500 LP Units
Non-economic GP Interest & IDRs
Non-economic GP Interest
Public Unitholders
Public Unitholders
Western Refining Logistics, LP
(NYSE: WNRL)
Market Capitalization: $967
Enterprise Value: $1,366
B1 / B
Northern Tier Energy LP
(NYSE: NTI)
Market Capitalization: $2,455
Enterprise Value: $2,695
B1 / B+
34.1% LP Interest
16,287,792 LP Units
61.6% LP Interest
57,210,986 LP Units
Operating Subsidiaries
Operating Subsidiaries

Source: Public filings
(1) Basic shares outstanding as of September 30, 2015

EVERCORE 17 NORTHERN TIER

Additional Information Regarding Project Myriad

Preliminary Draft – Confidential

NTI and WNR Summary Organizational Structure


Standalone WNR
Pro Forma WNR
WNR
$540.4 million TLB
$350.0 million
Senior Notes
$353.7 million
Senior Secured
Notes(1)
100% GP
38% LP
100% GP / IDR
65% LP
$445.0 million
Revolving
Credit Facility
Public
Public
100%
100%
62% LP
35% LP
NTI
El Paso & Gallup
WNR Retail
WNRL
New Debt
$542.0 million
New Debt
WNR
$540.4 million TLB
$350.0 million
Senior Notes
$353.7 million
Senior Secured
Notes(1)
100%
100% GP / IDR
65% LP
$445.0 million
Revolving
Credit Facility
Public
100%
100%
35% LP
NTI
El Paso & Gallup
WNR Retail
WNRL

Source: Public filings
(1) $353.7 million, as reported on NTI's Q3 2015 10-Q; $356.2 million, as reported on WNR's Q3 2015 10-Q

EVERCORE 18 NORTHERN TIER

Preliminary Draft – Confidential

Evercore Evaluation Process

In connection with its review of the Proposed Transaction, Evercore has, among other things:

– Reviewed certain publicly-available historical business and financial information relating to NTI, WNR and WNRL that we deemed relevant, including the Annual Reports on Form 10-K for the year ended December 31, 2014, Quarterly

Reports on Form 10-Q for the quarters ended September 30, 2015, June 30, 2015 and March 31, 2015 and certain

Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by NTI, WNR and WNRL;

– Reviewed certain non-public projected financial and operating data relating to NTI, WNR and WNRL prepared and furnished to Evercore by management of NTI and WNR;

– Reviewed publicly-available research analyst estimates for NTI’s, WNR’s and WNRL’s future financial performance on a standalone basis;

– Reviewed the financial metrics of certain historical transactions that we deemed relevant and compared such financial metrics to those implied by the Proposed Transaction;

– Compared the trading performance of NTI, WNR and WNRL with the trading performance of public issuers that we deemed relevant;

– Reviewed the premiums paid in certain historical transactions that we deemed relevant and compared such premiums to those implied by the Proposed Transaction;

– Performed discounted cash flow analyses on NTI and WNR/WNRL based on forecasts and other data provided by management of WNR;

– Reviewed a draft of the Agreement and Plan of Merger by and among WNR and NTI; and

– Performed such other analyses and examinations, reviewed such other information and considered such other factors that we deemed appropriate.

Additional Information Regarding Project Myriad

B. NTI Situation Analysis

Preliminary Draft – Confidential

Overview of the St. Paul Park Refinery

The St. Paul Park Refinery is a 97,800 barrels per stream day capacity refinery located in St. Paul Park, Minnesota, owned and operated by NTI

– Constructed in 1939 and occupies approximately 170 acres

along the Mississippi River, southeast of St. Paul Park,

Minnesota

– Utilization rates of 81%, 68% and 80% for the years 2014,

2013 and 2012, respectively

•	Utilization rate lower in 2013 due to plant turnaround,

unplanned maintenance and capacity expansion

– One of only two refineries in Minnesota and one of four

refineries in the Upper Great Plains area within the PADD

II region

– Nelson complexity of 11.5 allows the processing of light,

heavy, sweet and sour crudes into gasoline, diesel, jet fuel and asphalt refined products

The St. Paul Park Refinery is supported by ownership of various storage and transportation assets including a light products terminal, a heavy products terminal, storage tanks, rail

loading/unloading facilities, the Aranco and Cottage Grove

pipelines and a Mississippi River dock

NTI also owns a 17% interest in MPL Investments, Inc. and

Minnesota Pipe Line Company, LLC, which owns and operates

the Minnesota Pipeline that transports the majority of the crude processed at the St. Paul Park Refinery

Summary Overview

St. Paul Park Refinery

Source: Public filings

(1) 2014 Refining segment EBITDA includes Logistics EBITDA and Other EBITDA, as classified in NTI’s financial statements

NTI Situation Analysis

Minnesota Pipeline

St. Paul Park Refinery

2014 EBITDA(1) by Segment

Refining

(Logistics)

$287.0 million

92%

Retail

$30.2 million

8%

Preliminary Draft – Confidential

Overview of the Retail Segment ($ in millions)

The retail segment of NTI consists of convenience stores,

operated under the SuperAmerica brand, and prepared food

products, sold under the SuperMom’s Bakery brand

NTI operates 165 convenience stores and supports 102 franchised convenience stores under the SuperAmerica brand

– Convenience stores located primarily in Minnesota and

Wisconsin

– Sell various grades of gasoline and diesel, tobacco products and immediately consumable items such as food and

beverages

Owns and operates Northern Tier Bakery LLC which prepares

and distributes baked goods and other prepared food items for sale in SuperAmerica convenience stores and other third-party locations under the SuperMom’s brand

Summary Overview Retail Locations

Source: Public filings

NTI Situation Analysis

SuperAmerica Store

$1,150 $1,115 $1,090 $1,012

$340 $340 $342

$349

$1,490 $1,455 $1,431

$1,361

$—

$500

$1,000

$1,500

$2,000

2011A 2012A 2013A 2014A

Revenue ($ in millions)

Fuel Sales Inside Sales

Historical Gasoline and Inside Sales

Preliminary Draft – Confidential

NTI Summary Market Data ($ in millions, except per unit amounts)

Market Capitalization Balance Sheet and Credit Data

Unit Price and Distribution Information Since IPO

Source: Public filings and FactSet

As of December 4, 2015

Total Units Outstanding 92.8

Common Unit Price $26.45

Total Equity Value $2,455.4

Plus: Net Debt 239.1

Plus: Minority Interest —

Enterprise Value $2,694.5

NTI Financial Projections IBES Data

Management Pricing Historical Pricing

Metric

Yield/

Multiple Metric

Yield/

Multiple Metric

Yield/

Multiple

Distribution Yield

Current $4.16 15.7% $4.16 15.7% $4.16 15.7%

2016E 2.19 8.3% 1.70 6.4% 3.28 12.4%

2017E 3.09 11.7% 3.25 12.3% 3.34 12.6%

2018E 2.90 11.0% 2.28 8.6% 2.47 9.3%

EV/EBITDA

2015E NA NA NA NA $493.7 5.5x

2016E $369.0 7.3x $323.0 8.3x 424.6 6.3

2017E 418.0 6.4 434.0 6.2 438.0 6.2

As of September 30, 2015

Cash and Marketable Securities $114.6

Short-Term Debt —

Long-Term Debt 353.7

Total Debt $353.7

Net Debt $239.1

Plus: Minority Interest —

Plus: Partners’ Capital 497.3

Net Book Capitalization $736.4

Revolver Availability / Total Revolver Capacity $207.8 / $246.2

Net Debt / Net Book Cap 32.5%

Net Debt / 2015E EBITDA (IBES Data) 0.5x

Net Debt / 2016E EBITDA (IBES Data) 0.6

Current Ratings (Senior Unsecured):

Moody’s B1

S&P B+

$—

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

$7.00

$8.00

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

7/26/12 3/28/13 11/28/13 7/31/14 4/2/15 12/4/15

Distribution Per Unit

Unit Price

Distribution Per Unit NTI Price

NTI Situation Analysis

Preliminary Draft – Confidential

Wall Street Research ($ in millions, except per unit amounts)

Source: Bloomberg, Wall Street Research

Current Research Analyst Recommendations

Distribution Per Unit Estimates EBITDA Estimates

Firm Analyst Date Recommendation Target Price

Macquarie Vikas Dwivedi 11/17/15 Neutral $28.00

Cowen Sam Margolin 11/12/15 Market Perform 28.00

Credit Suisse Edward Westlake 11/09/15 Outperform 34.00

Barclays Paul Cheng 11/04/15 Overweight 34.00

RBC Capital Markets Brad Heffern 11/03/15 Outperform 30.00

J.P. Morgan Phil Gresh 11/03/15 Underweight 25.00

Tudor Pickering Chi Chow 10/27/15 Hold 27.00

Median: $28.00

Mean: 29.43

Low: 25.00

High: 34.00

Buy (3) 42.9%

Hold (3) 42.9%

Sell (1) 14.3%

$3.08

$4.15

$4.80

$3.90

$3.63

$3.19

$3.11

$3.06

$3.08

$3.28

$3.34

$2.19

$3.09

$1.70

$3.25

$—

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

2016E 2017E

$506.3

$396.4

$566.0

$508.0

$551.0

$510.2

$458.9

$442.3

$506.0

$439.0

$501.6

$396.8

$398.8

$493.7

$424.6

$438.0

$369.0

$418.0

$323.0

$434.0

$—

$100.0

$200.0

$300.0

$400.0

$500.0

$600.0

$700.0

2015E 2016E 2017E

Cowen Barclays RBC Capital Markets J.P. Morgan Tudor Pickering I/B/E/S Consensus NTI Financial Projections—Management Pricing NTI Financial Projections—Historical Pricing

NTI Situation Analysis

Preliminary Draft – Confidential

Wall Street Research Analyst Commentary

“Last week, Western Refining (WNR) made public its offer to buy the remaining NTI common units, adding to its current ownership of 100% of the GP and ~38% of the LP units. What’s known of the deal so far looks fair to us and accretive to WNR. It does not fundamentally change our view on WNR…Deal terms suggest WNR would pay 8.0x

EV/EBITDA based on our 2016 estimates and ~$2k per complex barrel. Western plans to fund the cash portion of the offer (~$1.0bn) with a combination of cash on hand (~$575mn at WNR as of Oct. 23), debt issued in capital markets, or a bank-sponsored bridge loan. We assume WNR issues $750mn in debt at 6.0%, issues $540mn of WNR shares, and uses $250mn in cash to fund the deal. The deal would be accretive, even assuming it increases WNR’s effective tax rate. While we believe the deal is expensive on asset value, the fact that WNR will use mostly cash/debt to fund the transaction makes the deal accretive.”

–Citi, Faisel Khan;

November 4, 2015

“Our thesis remains unchanged – Overweight rating on NTI. We continue to think that the company is well positioned, given its ongoing pipeline of organic investment opportunities in refining and logistics areas. We believe its logistics assets offer good value but currently not fully recognized by the market. More importantly, we think the company’s strong operational and financial performances will likely pressure WNR to raise their recent takeover bid. We reiterate our PT at $34/unit.”

–Barclays, Paul Cheng;

November 4, 2015

“No update or timetable on WNR offer. WNR recently offered to acquire the remaining units of NTI that it does not already own for $17.50/unit in cash and 0.2266 shares of WNR per NTI unit (~$27.50/unit currently). NTI provided no additional info around the deal on its call, and said there is no timeline to make a decision. We still see a decent chance for the offer to move higher, as the current offer is non-binding and more of a negotiation starting point. As a result, we maintain our Outperform rating.”

–RBC Capital Markets, Brad Heffern;

November 3, 2015

Source: Wall Street Research

NTI Situation Analysis

Preliminary Draft – Confidential

Rating Agency Commentary

Source: Moody’s, S&P

“NTE’s B1 Corporate Family Rating (CFR) reflects the company’s single refinery asset risk and relatively small scale,

particularly compared to its largest regional competitor (Flint Hills), the inherent volatility and capital intensity of the refining sector, and the excess cash payouts associated with its MLP corporate structure. The rating is supported by the refinery’s proven operational track record and favorable geographic location. NTE’s refinery has access to discounted Bakken and Canadian crude oils and is well positioned within a product-short region, delivering strong margins since 2011. However, margins have declined somewhat from recent peaks (gross margin was 19.6% for the 12 months ended June 30, 2015 versus 23.4% in 2012, including

Moody’s standard analytical adjustments) while remaining strong. We expect this trend to continue due to heightened volatility in commodity prices as increased take away capacity comes on stream. The CFR also benefits modestly from

NTE’s integrated owned/operated retail network through which NTE sells a majority of its gasoline and diesel production. “

–James Wilkins, Moody’s

October 2, 2015

Credit Rating: B1

“Our assessment of Northern Tier’s “vulnerable” business risk profile partly hinges on its reliance on one refinery—

and its small size and the risk of unplanned downtime—for most of its cash flow to service its obligations. We also see some added risk from Northern Tier’s variable MLP structure. In our view, this structure puts more pressure on the partnership to manage distributions, which could prove challenging given the refining industry’s highly cyclical nature. Northern Tier’s ability to source lower-priced crudes and the strong regional demand for its refined products,

which has led to robust profitability and cash flow, only partly mitigates these risks. “

–Michael Grande, Standard & Poor’s

March 16, 2015

Credit Rating: B+

NTI Situation Analysis

Preliminary Draft – Confidential

Current Unitholders Units % of Total

Institutional

Top 10:

Goldman Sachs Asset Management LP 5,014,747 5.3%

Morgan Stanley Investment Management, Inc. 2,519,945 2.7%

NFJ Investment Group LLC 1,896,700 2.0%

Deutsche Asset & Wealth Management Investment GmbH 1,214,980 1.3%

Citigroup Global Markets, Inc. (Broker) 1,027,366 1.1%

Millennium Management LLC 983,960 1.0%

UBS Securities LLC 854,497 0.9%

Fidelity Management & Research Co. 800,000 0.8%

Harvest Fund Advisors LLC 646,452 0.7%

Duff & Phelps Investment Management Co. 600,476 0.6%

Other 8,303,851 8.8%

Total Institutional Ownership 23,862,974 25.2%

Insiders

Western Refining, Inc.(1) 37,517,061 39.6%

Board Members and Other Individual Insiders 570,735 0.6%

Total Insiders 38,087,796 40.2%

Retail / Other 32,777,277 34.6%

Total Common Units Outstanding 94,728,047 100.0%

Short Interest (2) 2,274,616 2.4%

Source: FactSet

(1)	Includes 35,622,500 common units and 1,856,670 GP units
(2)	NASDAQ as of November 13, 2015

Equity Ownership Summary

NTI Situation Analysis

Preliminary Draft – Confidential

NTI Financial Projections – Margin Overview ($ in millions, except per unit amounts)

NTI Situation Analysis

Source: WNR management

Management Pricing and Historical Pricing Case Summaries

Historical and Projected Gross Margin per Barrel

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

Q1

2012A

Q2

2012A

Q3

2012A

Q4

2012A

Q1

2013A

Q2

2013A

Q3

2013A

Q4

2013A

Q1

2014A

Q2

2014A

Q3

2014A

Q4

2014A

Q1

2015A

Q2

2015A

Q3

2015A

2016E 2017E 2018E 2019E 2020E

Gross Margin per Barrel ($/Bbl)

Historical Gross Margin per Barrel Management Pricing Forecast Historical Pricing Forecast

2012 Average: $29.37

2014 Average: $18.01

2013 Average: $19.23

2015 YTD Average: $21.13

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Management Pricing

Gross Margin/Bbl $16.22 $16.31 $15.77 $15.71 $15.49

Adjusted EBITDA $369 $418 $391 $421 $414

Historical Pricing

Gross Margin/Bbl $14.84 $17.12 $14.81 $17.10 $17.50

Adjusted EBITDA $323 $434 $332 $446 $461

Difference

Gross Margin/Bbl $1.38 ($0.81) $0.96 ($1.39) ($2.01)

Adjusted EBITDA $46 ($16) $59 ($25) ($47)

2016E – 2020E EBITDA Difference:

Management Pricing $17 Million Higher

Preliminary Draft – Confidential

NTI Financial Projections – Segment EBITDA ($ in millions)

NTI Situation Analysis

Source: WNR management

(1) Historical Refining segment EBITDA includes Logistics EBITDA and Other EBITDA, as classified in NTI’s financial statements

Segment EBITDA(1) – Management Pricing

$267 $278 $287

$383

$269

$377

$273

$387 $399

$16

$22

$30

$23

$25

$26

$28

$28

$29

$40

$41

$42

$43

$44

($11) ($11) ($11) ($12) ($12)

$283

$300

$317

$406

$323

$434

$332

$446

$461

($50)

$—

$50

$100

$150

$200

$250

$300

$350

$400

$450

$500

2012A 2013A 2014A 2015

YTD

2016E 2017E 2018E 2019E 2020E

Segment EBITDA(1) – Historical Pricing

Refining Retail Logistics Corporate Costs

$267 $278 $287

$383

$315

$362

$332

$362 $353

$16

$22

$30

$23

$25

$26

$28

$28

$40 $29

$41

$42

$43 $44

($11) ($11) ($11) ($12) ($12)

$283

$300

$317

$406

$369

$418

$391

$421 $414

($50)

$—

$50

$100

$150

$200

$250

$300

$350

$400

$450

$500

2012A 2013A 2014A 2015

YTD

2016E 2017E 2018E 2019E 2020E

Preliminary Draft – Confidential

Residential

417.3

23%

Commercial

358.0

Industrial 19%

636.3

34%

Transportation

448.2

24%

Minnesota and Upper Midwest Refined Product Market

Minnesota Refined Market Overview

Minnesota has no indigenous sources of petroleum so

it must import both crude oil and refined products

Minnesota has two refineries, which produce more than

two-thirds of the state’s petroleum products

– The bulk of these products are refined from

Canadian crude oil, supplemented by supplies

from the Bakken

Minnesota Refined Product Map

Minnesota Energy Consumption by End User (Trillion BTU)

Refineries

Crude Oil Pipelines

Refined Products Pipelines

St. Paul Park Refinery

Flint Hills Refinery

Flint Hills St. Paul Park Calumet

Atmospheric Crude Distillation Capacity 339.0 97.8 50.0

Vacuum Distillation 234.0 43.5 20.5

Catalytic Cracking 87.0 31.0 11.0

Thermal Cracking, Visbreaking — -

Catalytic Reforming 50.8 24.5 8.0

Alkylation and Isomerization 30.5 15.0 1.6

Desulfurization 325.0 94.6 32.7

Thermal Cracking, Coking 67.0 —

Catalytic Hydrocracking 50.0 —

Thousand Barrels Per Stream Day (MBpd)

NTI Situation Analysis

Source: EIA

Nustar Energy

Magellan Midstream

Calumet Refinery (WI)

Preliminary Draft – Confidential

NTI Financial Projections – Assumptions

The NTI Financial Projections as provided by WNR management and reviewed herein by Evercore, incorporate the following assumptions:

– Fully diluted units outstanding for YE 2015E calculated as:

92,833,486 YE 2015E basic units outstanding plus 583,300 LTIP Time units plus 271,500 LTIP Performance units

– 650,000 LTIP units issued per year for 2016E-2020E

– Dilutive securities receive regular LP distributions

– Retail fuel sales margin of $0.23/gallon

– Merchandise sales margin of 27.5%

– MPL Equity Income of $15.0 million per year from 2016E-2020E

– Cash Turnaround Expense of $30.0 million per year from 2016E-2020E

– Cash taxes of $7.0 million, $8.0 million, $8.0 million, $9.0 million and $9.0 million for 2016E, 2017E, 2018E, 2019E and 2020E, respectively

– LP distributions per unit of $2.19, $3.09, $2.90, $3.39 and $3.28 for 2016E, 2017E, 2018E, 2019E and 2020E,

respectively

– No debt paid down between 2016E-2020E

NTI Situation Analysis

Source: WNR management

Preliminary Draft – Confidential

NTI Financial Projections – Management Pricing ($ in millions, except per unit amounts)

Set forth below are the NTI Financial Projections assuming Management Pricing as provided by WNR management on

December 2, 2015

NTI Situation Analysis

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Refining

Refining Capacity (Bblsd) 105,000 105,000 105,000 105,000 105,000

Utilization 88.0% 93.0% 88.0% 96.0% 96.0%

Daily Throughput Volumes (Bblsd) 92,269 98,021 92,545 101,210 100,947

Total Throughput Volumes (MBbls) 33,678 35,778 33,779 36,942 36,845

Gross Margin (/ Bbl) $16.22 $16.31 $15.77 $15.71 $15.49

Gross Profit $546 $584 $533 $580 $571

Less: Operating Expenses (173) (174) (164) (180) (179)

Less: Turnaround Expense (57) (25) (53) (2) (30)

Less: SG&A (37) (38) (39) (40) (40)

Plus: MPL Equity Income 15 15 15 15 15

EBITDA $295 $361 $291 $373 $337

Less: DD&A (34) (38) (40) (44) (42)

Operating Income $261 $323 $251 $329 $295

Plus: DD&A 34 38 40 44 42

Plus: MPL Depreciation 3 3 3 3 3

Plus: Turnaround Expense 57 25 53 2 30

Plus: Equity Based Compensation 4 5 5 5 5

Less: EBITDA Attributable to Logistics Assets (40) (41) (42) (43) (44)

Adjusted EBITDA $319 $353 $310 $340 $331

Less: Refining Capital Expenditures (41) (15) (15) (15) (15)

Less: Organic Growth Capital Expenditures (56) (16) — — —

Less: MPL Cash Reconciliation (16) (3) (3) (3) (3)

Adjusted Cash Flow $206 $319 $292 $322 $313

Source: WNR management

Preliminary Draft – Confidential

NTI Financial Projections – Management Pricing (cont’d) ($ in millions, except per unit amounts)

NTI Situation Analysis

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Retail

Fuel Sales (million gallons) 322 330 337 345 352

Fuel Margin ($/gallon) $0.23 $0.23 $0.23 $0.23 $0.23

Merchandise Sales $373 $382 $391 $400 $408

Merchandise Margin 27.5% 27.5% 27.5% 27.5% 27.5%

Franchise Stores

Fuel Volumes (million gallons) 102 102 102 102 102

Royalty Income $4 $5 $6 $7 $7

SuperMom’s

SuperMom’s Gross Profit $20 $21 $21 $21 $22

Gross Profit $201 $207 $212 $217 $222

Less: Operating Expenses (144) (148) (151) (155) (158)

Less: G&A (32) (33) (33) (34) (35)

EBITDA $25 $26 $28 $28 $29

Less: DD&A (7) (7) (7) (7) (7)

Operating Income $18 $19 $21 $20 $22

Plus: DD&A 7 7 7 7 7

Plus: Equity Based Compensation 1 1 1 1 1

Adjusted EBITDA $26 $27 $29 $29 $30

Less: Retail Capital Expenditures (7) (8) (8) (8) (8)

Cash Flow $19 $19 $21 $21 $22

Logistics

EBITDA $40 $41 $42 $43 $44

Growth Capital Expenditures — — — — —

Maintenance Capital Expenditures (2) (2) (2) (2) (3)

Cash Flow $38 $39 $40 $40 $41

D&A $10 $10 $10 $10 $11

Source: WNR management

Preliminary Draft – Confidential

NTI Financial Projections – Management Pricing (cont’d) ($ in millions, except per unit amounts)

NTI Situation Analysis

For the Years Ending December 31, CAGR

2016E 2017E 2018E 2019E 2020E 16-‘20

Distributable Cash Flow

Adjusted EBITDA $369 $418 $391 $421 $414 2.9%

Less: Turnaround Cash Expense (30) (30) (30) (30) (30)

Less: Interest Expense, net (30) (30) (30) (30) (30)

Less: Cash Taxes (7) (8) (8) (9) (9)

Less: Maintenance Capital Expenditures (49) (24) (24) (24) (24)

Less: Growth Capital Expenditures (30) (30) (19) — —

Less: MPL Cash Reconciliation (16) (3) (3) (3) (3)

Distributable Cash Flow $207 $294 $277 $326 $318 11.3%

Distributed Cash Flow

Common Units (Public) $125 $177 $166 $194 $188

Common Units (WNRL) 81 117 111 132 130

Total LP Distribution $207 $294 $277 $326 $318

GP — — — — —

Distributed Cash Flow $207 $294 $277 $326 $318 11.4%

Weighted Average LP Units Outstanding 94.0 94.7 95.3 96.0 96.6

DCF / LP Unit $2.20 $3.11 $2.91 $3.40 $3.29 10.6%

Distribution / LP Unit $2.19 $3.09 $2.90 $3.39 $3.28 10.6%

LP Coverage 1.01x 1.01x 1.00x 1.00x 1.00x

Total Coverage 1.00x 1.00x 1.00x 1.00x 1.00x

Distributable Cash Flow Surplus / (Shortfall) $0.4 $0.5 ($0.4) ($0.4) $0.0

Credit Metrics

Debt / Adjusted EBITDA 1.0x 0.9x 0.9x 0.8x 0.9x

Net Debt / Adjusted EBITDA 0.8 0.7 0.8 0.6 0.6

Capital Structure

Cash $46 $65 $61 $89 $89

Total Debt 356 356 356 356 356

Net Debt $310 $291 $295 $267 $267

Source: WNR management

Preliminary Draft – Confidential

NTI Financial Projections – Historical Pricing ($ in millions, except per unit amounts)

Set forth below are the NTI Financial Projections assuming 5-year (2010-2014) Historical Pricing as provided by WNR management on December 2, 2015

NTI Situation Analysis

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Refining

Refining Capacity (Bblsd) 105,000 105,000 105,000 105,000 105,000

Utilization 88.0% 93.0% 88.0% 96.0% 96.0%

Daily Throughput Volumes (Bblsd) 92,269 98,021 92,545 101,210 100,947

Total Throughput Volumes (MBbls) 33,678 35,778 33,779 36,942 36,845

Gross Margin ($ / Bbl) $14.84 $17.12 $14.81 $17.10 $17.50

Gross Profit $500 $613 $500 $632 $645

Less: Operating Expenses (173) (174) (164) (180) (179)

Less: Turnaround Expense (57) (25) (53) (2) (30)

Less: SG&A (37) (38) (39) (40) (40)

Plus: MPL Equity Income 15 15 15 15 15

EBITDA $248 $390 $258 $425 $411

Less: DD&A (34) (38) (40) (44) (42)

Operating Income $214 $352 $218 $381 $369

Plus: DD&A 34 38 40 44 42

Plus: MPL Depreciation 3 3 3 3 3

Plus: Turnaround Expense 57 25 53 2 30

Plus: Equity Based Compensation 4 5 5 5 5

Less: EBITDA Attributable to Logistics Assets (40) (41) (42) (43) (44)

Adjusted EBITDA $272 $382 $277 $392 $405

Less: Refining Capital Expenditures (41) (15) (15) (15) (15)

Less: Organic Growth Capital Expenditures (56) (16) — — —

Less: MPL Cash Reconciliation (16) (3) (3) (3) (3)

Adjusted Cash Flow $159 $348 $259 $374 $387

Source: WNR management

Preliminary Draft – Confidential

NTI Financial Projections – Historical Pricing (cont’d) ($ in millions, except per unit amounts)

NTI Situation Analysis

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Retail

Fuel Sales (million gallons) 322 330 337 345 352

Fuel Margin ($/gallon) $0.23 $0.23 $0.23 $0.23 $0.23

Merchandise Sales $373 $382 $391 $400 $408

Merchandise Margin 27.5% 27.5% 27.5% 27.5% 27.5%

Franchise Stores

Fuel Volumes (million gallons) 102 102 102 102 102

Royalty Income $4 $5 $6 $7 $7

SuperMom’s

SuperMom’s Gross Profit $20 $21 $21 $21 $22

Gross Profit $201 $207 $212 $217 $222

Less: Operating Expenses (144) (148) (151) (155) (158)

Less: G&A (32) (33) (33) (34) (35)

EBITDA $25 $26 $28 $28 $29

Less: DD&A (7) (7) (7) (7) (7)

Operating Income $18 $19 $21 $20 $22

Plus: DD&A 7 7 7 7 7

Plus: Equity Based Compensation 1 1 1 1 1

Adjusted EBITDA $26 $27 $29 $29 $30

Less: Retail Capital Expenditures (7) (8) (8) (8) (8)

Cash Flow $19 $19 $21 $21 $22

Logistics

EBITDA $40 $41 $42 $43 $44

Growth Capital Expenditures — — — — —

Maintenance Capital Expenditures (2) (2) (2) (2) (3)

Cash Flow $38 $39 $40 $40 $41

D&A $10 $10 $10 $10 $11

Source: WNR management

NTI Situation Analysis *Preliminary Draft – Confidential*

NTI Financial Projections – Historical Pricing (cont'd)

($ in millions, except per unit amounts)

	For the Years Ending December 31,					*CAGR*
	2016E	2017E	2018E	2019E	2020E	*16-'20*
Distributable Cash Flow						
Adjusted EBITDA	$323	$434	$332	$446	$461	*9.3%*
Less: Turnaround Cash Expense	(30)	(30)	(30)	(30)	(30)	
Less: Interest Expense, net	(30)	(30)	(30)	(30)	(30)	
Less: Cash Taxes	(7)	(8)	(8)	(9)	(9)	
Less: Maintenance Capital Expenditures	(49)	(24)	(24)	(24)	(24)	
Less: Growth Capital Expenditures	(30)	(30)	(19)	--	--	
Less: MPL Cash Reconciliation	(16)	(3)	(3)	(3)	(3)	
Distributable Cash Flow	**$160**	**$309**	**$218**	**$350**	**$365**	***22.9%***
Distributed Cash Flow						
Common Units (Public)	$97	$186	$130	$208	$215	
Common Units (WNRL)	63	123	88	142	149	
Total LP Distribution	$160	$309	$218	$350	$364	
GP	--	--	--	--	--	
Distributed Cash Flow	**$160**	**$309**	**$218**	**$350**	**$364**	***22.8%***
Weighted Average LP Units Outstanding	94.0	94.7	95.3	96.0	96.6	
DCF / LP Unit	$1.70	$3.26	$2.29	$3.65	$3.78	*22.1%*
Distribution / LP Unit	**$1.70**	**$3.25**	**$2.28**	**$3.64**	**$3.76**	***22.0%***
LP Coverage	1.00x	1.00x	1.00x	1.00x	1.00x	
Total Coverage	1.00x	1.00x	1.00x	1.00x	1.00x	
Distributable Cash Flow Surplus / (Shortfall)	($0.4)	$0.3	($0.1)	($0.5)	$0.5	
Credit Metrics						
Debt / Adjusted EBITDA	1.1x	0.8x	1.1x	0.8x	0.8x	
Net Debt / Adjusted EBITDA	1.0	0.7	0.9	0.6	0.6	
Capital Structure						
Cash	$46	$65	$61	$89	$89	
Total Debt	356	356	356	356	356	
Net Debt	$310	$291	$295	$267	$267	

Source: WNR management

EVERCORE 36 NORTHERN TIER

C. NTI Valuation Analysis

EVERCORE

Preliminary Draft – Confidential

Valuation Methodologies

Methodology Description Assumptions

Discounted

Cash Flow

Analysis

Values NTI based on the concepts of the time value of money

Utilizing the NTI Financial Projections, Evercore:

Calculated terminal values based on a range of multiples of EBITDA derived from precedent transactions as well as assumed perpetuity growth rates

Utilized varying weighted average cost of capital (“WACC”) discount rates to derive after-tax valuation ranges for NTI

Tax depreciation based on a 10-year MACRS schedule and a full step-up in tax basis

EBITDA exit multiple of 5.5x to 6.5x and a perpetuity growth rate of

1.0% to 1.5%

For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures

WACC based on the Capital Asset Pricing Model (“CAPM”) as set forth in the Appendix

Tax rate of 35.0%

Discounted the projected cash flows to January 1, 2016

Precedent M&A

Transactions

Analysis

Values NTI based on values paid in recent refining transactions, retail gasoline transactions and crude and refined products pipeline transactions

Enterprise value / EBITDA multiple applied to LTM EBITDA and

Enterprise value / FY EBITDA multiple applied to 2016E EBITDA

Enterprise value / complexity barrel multiple applied to current complexity barrels

Peer Group

Trading Analysis

Valuation based on multiples of enterprise value / relevant EBITDA for comparable publicly-traded entities with refining assets similar to NTI

Separately valued NTI’s logistics assets based on enterprise value /

relevant EBITDA multiples at which crude oil and refined products

MLPs trade and NTI’s retail assets at enterprise value / relevant

EBITDA multiples at which publicly-traded retail gasoline businesses trade

Also valued based on multiples of enterprise value / relevant EBITDA for publicly-traded entities with refining assets similar to NTI and variable distribution MLPs, not separately valuing NTI’s logistic assets and retail assets

Enterprise value / EBITDA multiples applied to 2016E and 2017E

Merger

Premiums Paid

Analysis

Valuation for the NTI common units based on historical premiums paid in MLP buy-in transactions and refining transactions

Median 1-Day, 5-Day, 30-Day and 52-week high premiums paid applied to relevant NTI unit prices

Utilizing the following analytical approaches and methodologies, Evercore derived a preliminary valuation for NTI

NTI Valuation Analysis

Preliminary Draft – Confidential

Discounted Precedent Peer Group Trading Premiums Paid Analysis

Cash Flow Transactions By Segment Refining/Variable Distribution MLPs MLP Buy-Ins Refining Transactions

9.0%—10.0% WACC 2016E: 2016E: 2016E EBITDA at Median 1-Day Premium: 17.5% Median 1-Day Premium: 8.0%

2020E EBITDA Refining EBITDA at 6.0x—7.5x Refining EBITDA at 5.0x—6.0x 5.5x—7.0x Median 5-Day Premium: 17.2% Median 5-Day Premium: 7.9%

Exit Multiple of Logistics EBITDA at 9.0x—11.0x Logistics EBITDA at 8.0x—11.0x 2017E EBITDA at Median 30-Day Premium: 17.7% Median 30-Day Premium: 38.5%

5.5x—6.5x Retail EBITDA at 9.0x—11.0x Retail EBITDA at 10.0x—12.0x 5.5x—7.0x Median 52-Week High Median 52-Week High

Perpetuity Growth Rate of Corporate Costs EBITDA at Corporate Costs EBITDA at Premium: (10.5%) Premium: (3.5%)

1.00%—1.50% 6.5x—8.0x 5.5x—7.0x Median Implied NTI Price of $28.66 Median Implied NTI Price of $26.78

NTI Complexity Barrels 2017E:

at $1,300—$1,700 Refining EBITDA at 5.0x—6.0x

Complexity Barrel Multiple Logistics EBITDA at 7.0x—9.0x

Retail EBITDA at 9.0x—11.0x

Corporate Costs EBITDA at

5.5x—7.0x

$24.91

$26.78

$16.81 $16.81

$19.52

$17.06

$18.93

$16.23

$10.04 $10.04

$23.26 $23.26

$30.63

$33.47

$25.71

$22.69

$26.62

$27.58

$28.50

$29.69

$37.95 $37.95

$36.48 $36.48

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

Summary Valuation Analysis – NTI Unit

NTI Valuation Analysis

Management Pricing

Historical Pricing

Current NTI

Unit Price of

$26.45(1)

(2)	(2)
(1)	As of December 4, 2015
(2)	Shown as dark bars within the range above

Preliminary Draft – Confidential

DCF Analysis – Assumptions

Evercore utilized a DCF Analysis based on the following assumptions:

– Effective date of January 1, 2016

– EBITDA and capital expenditures through December 31, 2020E per the NTI Financials Projections as reviewed herein

– Tax depreciation forecast based on a full tax-basis step-up and a 10-year MACRS depreciation schedule

– Midpoint discount rate of 9.5% utilizing a weighted average cost of capital based on the Capital Asset Pricing Model as detailed in the Appendix

– Terminal value based on both: (i) a 5.5x to 6.5x EBITDA exit multiple and (ii) a 1.0% to 1.5% perpetuity growth rate

Tax depreciation is set equal to maintenance capital expenditures in perpetuity

NTI Valuation Analysis

Preliminary Draft – Confidential

DCF Analysis – Management Pricing ($ in millions, except per unit amounts)

Summary Results

NTI Valuation Analysis

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity

2016E 2017E 2018E 2019

E 2020E Exit Multiple Growth Rate

EBITDA $369.0 $418.0 $391.0 $421.0 $414.0 $414.0 $414.0

Less: Tax Depreciation and Amortization(1) (294.3) (533.6) (433.1) (351.0) (285.6) (23.0)

EBIT $74.7 ($115.6) ($42.1) $70.0 $128.4 $391.0

Less: Cash Taxes @ 37.0% (27.7) ——(15.1) (144.7)

EBIAT $47.1 ($115.6) ($42.1) $70.0 $113.4 $246.3

Plus: Tax Depreciation and Amortization 294.3 533.6 433.1 351.0 285.6 23.0

Less: Turnaround Cash Expense (57.0) (25.0) (53.0) (2.0) (30.0) (30.0)

Less: MPL Cash Reconciliation (16.0) (3.0) (3.0) (3.0) (3.0) (3.0)

Less: Maintenance Capital Expenditures (48.0) (23.0) (23.0) (23.0) (23.0) (23.0)

Less: Growth Capital Expenditures (56.0) (16.0) ———

Less: Corporate Capital Expenditures (1.0) (1.0) (1.0) (1.0) (1.0) (1.0)

Unlevered Free Cash Flow $163.3 $350.0 $311.0 $392.0 $341.9 $212.3

EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25%

Terminal Value $2,484.0 $2,605.9

PV of Terminal Value @ 9.5% $1,577.9—$1,655.3

Plus: PV of Unlevered Free Cash Flow @ 9.5% 1,222.0

Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% —

Implied Enterprise Value $2,799.9—$2,877.3

Less: Projected Debt Outstanding as of January 1, 2016 ($356.0)

Plus: Projected Cash as of January 1, 2016 100.0

Implied Equity Value $2,543.9—$2,621.3

Units Outstanding (2) 93.7

Implied NTI Value per Unit $27.15—$27.98

(1)	Assumes tax depreciation equal to maintenance capital expenditures in perpetuity
(2)	Units outstanding as of January 1, 2016

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity

EBITDA Multiple Perpetuity Growth Rate

$27.2 5.0x 5.5x 6.0x 6.5x 7.0x $28.0 0.75% 1.00% 1.25% 1.50% 1.75%

8.5% $25.49 $27.04 $28.59 $30.15 $31.70 8.5% $30.47 $31.22 $32.01 $32.86 $33.77

9.0% 24.77 26.35 27.89 29.40 30.92 9.0% 28.56 29.22 29.90 30.63 31.41

9.5% 24.07 25.61 27.15 28.69 30.17 9.5% 26.78 27.36 27.98 28.64 29.33

10.0% 23.40 24.91 26.42 27.92 29.43 10.0% 25.19 25.70 26.24 26.81 27.42

10.5% 22.76 24.24 25.72 27.19 28.66 10.5% 23.75 24.21 24.68 25.19 25.71

WACC

WACC

Preliminary Draft – Confidential

DCF Analysis – Historical Pricing ($ in millions, except per unit amounts)

Summary Results

NTI Valuation Analysis

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity

EBITDA Multiple Perpetuity Growth Rate

$29.2 5.0x 5.5x 6.0x 6.5x 7.0x $30.6 0.75% 1.00% 1.25% 1.50% 1.75%

8.5% $27.24 $28.94 $30.65 $32.35 $34.06 8.5% $33.27 $34.11 $35.00 $35.96 $36.98

9.0% 26.56 28.24 29.91 31.58 33.24 9.0% 31.16 31.88 32.65 33.47 34.35

9.5% 25.83 27.54 29.19 30.83 32.46 9.5% 29.26 29.89 30.57 31.29 32.05

10.0% 25.10 26.78 28.45 30.09 31.70 10.0% 27.48 28.06 28.68 29.33 29.99

10.5% 24.41 26.05 27.68 29.32 30.95 10.5% 25.87 26.38 26.92 27.49 28.09

WACC

WACC

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity

2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA $323.0 $434.0 $332.0 $446.0 $461.0 $461.0 $461.0

Less: Tax Depreciation and Amortization(1) (315.9) (572.6) (464.3) (376.0) (305.5) (23.0)

EBIT $7.1 ($138.6) ($132.3) $70.0 $155.5 $438.0

Less: Cash Taxes @ 37.0% (2.6) — — (162.1)

EBIAT $4.5 ($138.6) ($132.3) $70.0 $155.5 $275.9

Plus: Tax Depreciation and Amortization 315.9 572.6 464.3 376.0 305.5 23.0

Less: Turnaround Cash Expense (57.0) (25.0) (53.0) (2.0) (30.0) (30.0)

Less: MPL Cash Reconciliation (16.0) (3.0) (3.0) (3.0) (3.0) (3.0)

Less: Maintenance Capital Expenditures (48.0) (23.0) (23.0) (23.0) (23.0) (23.0)

Less: Growth Capital Expenditures (56.0) (16.0) ———

Less: Corporate Capital Expenditures (1.0) (1.0) (1.0) (1.0) (1.0) (1.0)

Unlevered Free Cash Flow $142.4 $366.0 $252.0 $417.0 $404.0 $241.9

EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25%

Terminal Value $2,766.0 $2,969.3

PV of Terminal Value @ 9.5% $1,757.0—$1,886.2

Plus: PV of Unlevered Free Cash Flow @ 9.5% 1,228.4

Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% 5.3

Implied Enterprise Value $2,990.8—$3,119.9

Less: Projected Debt Outstanding as of January 1, 2016 ($356.0)

Plus: Projected Cash as of January 1, 2016 100.0

Implied Equity Value $2,734.8—$2,863.9

Units Outstanding (2) 93.7

Implied NTI Value per Unit $29.19—$30.57

(1)	Assumes tax depreciation equal to maintenance capital expenditures in perpetuity
(2)	Units outstanding as of January 1, 2016

Preliminary Draft – Confidential

Precedent M&A Transactions: Sum of Parts ($ in millions)

Source: Public filings, Wall Street research

NTI Valuation Analysis

Corporate Refining Transactions

Date Transaction Barrels per Day Nelson Barrels per Day EBITDA $/Bpd of

Announced Acquiror Target Value of Capacity Complexity of Complexity Multiple Complexity

2/16/2012 Icahn Partners CVR Energy $3,531 185,000 11.5 2,127,500 5.3x $1,659.6

2/22/2011 Holly Frontier 2,749 187,000.0 11.0 2,057,000 5.8 1,336.3

8/28/2006 Western Refining Giant Industries 1,325 99,000 10.5 1,036,410 9.0 1,278.4

4/25/2005 Valero Premcor 7,588 790,000 9.7 7,629,030 7.2 994.6

Mean 6.8x $1,317.2

Median 6.5 1,307.4

Refining Asset Transactions

Date Transaction Capacity Nelson EBITDA $/Bpd of

Announced Buyer Seller Value Asset (MBpd) Complexity Multiple Complexity

9/30/2015 PBF Energy Inc. ExxonMobil $538 Torrance refinery in California 155.0 14.9 1.5x $232.7

6/18/2015 PBF Energy Inc. ExxonMobil & Petroleos de Venezuela S.A. 322 Chalmette refinery outside New Orleans, LA and related midstream and downstream assets 189.0 12.7 2.0 134.1

11/12/2013 Western Refining, Inc. ACON Investments and TPG 775 Ownership interest in Northern Tier Energy LP 89.5 11.5 5.2 753.0

6/7/2013 Par Petroleum Corp. Tesoro Corp. 75 94,000 b/d Kapolei refinery, retail stations and associated logistics assets 94.0 5.7 3.9 140.0

10/8/2012 Marathon Petroleum Corporation BP plc 848 451,000 b/d Texas City refinery and retail and logistics assets 451.0 15.3 3.7 122.9

8/14/2012 Calumet Specialty Products Partners LP Connacher Oil and Gas Limited 120 9,800 b/d Montana refinery 9.8 9.3 2.4 1,316.7

8/13/2012 Tesoro Corporation BP plc 1,175 Carson refinery, ARCO-branded retail marketing network & other assets 266.0 13.3 3.4 332.1

4/30/2012 Delta Air Lines, Inc. Phillips 66 180 185,000 b/d Trainer refinery in Pennsylvania 185.0 8.0 NA 121.6

11/2/2011 CVR Energy Inc. Gary-Williams Energy Corp. 525 70,000 bpd Wynnewood, Oklahoma refinery and associated working capital 70.0 9.3 1.9 806.5

9/2/2011 Valero Energy Corporation Murphy Oil Corporation 325 135,000 b/d Meraux refinery in Louisiana 135.0 10.2 NA 236.0

7/26/2011 Calumet Specialty Products Partners LP Murphy Oil Corporation 214 45,000 b/d Superior, Wisconsin refinery, associated operating assets and inventories 45.0 8.9 NA 534.3

4/15/2011 NuStar Energy L.P. Age Refining, Inc. 41 14,500 b/d refinery in San Antonio, Texas and 200,000 bbl terminal in Elmendorf, Texas 14.5 3.0 0.7 942.5

3/21/2011 Delek Group Ltd;Delek US Holdings, Inc. Ergon, Inc. 145 Additional 53.7% interest in 80,000 b/d refinery in El Dorado, Arkansas and related midstream and downstream assets 43.0 9.0 NA 375.0

12/2/2010 PBF Holding Company LLC Sunoco Incorporated 400 170,000 b/d Toledo, Ohio refinery 170.0 9.2 2.0 255.8

9/27/2010 PBF Energy Partners LP Valero Energy Corporation 358 185,000 b/d Paulsboro refinery in New Jersey 185.0 13.2 1.9 146.5

5/19/2010 TPG Capital LP Marathon Oil Corporation 605 Marathon’s downstream assets in Minnesota including the 74,000 b/d St. Paul Park refinery and associated terminal 74.0 9.5 2.5 860.6

4/8/2010 PBF Energy Partners LP Valero Energy Corporation 220 Shut in 210,000 b/d Delaware City refinery that was being used as a refined products terminal 210.0 10.0 NA 104.8

3/9/2010 Petroleo Brasileiro SA Transcor Astra Group S.A. 639 Remaining 50% interest in 117,000 b/d (58,500 b/d net to 50% interest) refinery in Pasadena, Texas 58.5 7.6 NA 1,437.5

2/3/2010 Alon USA Energy, Inc. Flying J Inc./Old;Flying J Oil & Gas Inc. 40 Refinery in Bakersfield, California, with 70,000 b/d crude refining capacity 70.0 9.4 0.4 60.8

10/20/2009 Holly Corp. Sinclair Oil Corporation 129 75,000 b/d refinery in Tulsa, Oklahoma, including approx. 2.3 MMbbls of storage 75.0 5.0 NA 342.7

8/7/2009 Blue Dolphin Energy Company Lazarus Energy Holdings LLC 73 Light sweet crude 15,000 b/d topping unit, 560,000 barrels of storage capacity and a barge and truck terminal 15.0 NA NA NA

4/16/2009 Holly Corp. Sunoco Incorporated 65 85,000 b/d Tulsa refinery 85.0 10.3 0.4 74.2

5/8/2008 Alon USA Energy, Inc. Valero Energy Corporation 390 83,000 b/d refinery in Krotz Springs, Louisiana 83.0 6.8 2.0 587.0

12/5/2007 Husky Energy Incorporated BP plc 1,163 50% stake in Toledo oil refinery in Ohio 115.0 7.8 NA 1,293.0

11/7/2007 NuStar Energy L.P. Citgo Petroleum Corp.;Petroleos de Venezuela S.A. 450 2 asphalt refineries, 3 terminals 104.0 NA 6.0 NA

5/2/2007 Husky Energy Incorporated Valero Energy Corporation 1,700 Lima, Ohio refinery with 165,000 b/d throughput capacity 165.0 10.4 6.3 1,107.0

1/29/2007 Tesoro Corporation Royal Dutch Shell plc; Shell Oil Products U.S. 1,547 100,000 b/d Los Angeles refinery (Wilmington) and related assets 100.0 16.4 3.8 857.0

Mean 2.9x $556.8

Median 2.5 375.0

NTI Valuation Analysis

Preliminary Draft – Confidential

Precedent M&A Transactions: Sum of Parts (cont'd)

($ in millions)

Retail Transactions

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
2015	CST Brands, Inc. / Flash Foods, Inc.	$425	NA
2015	Sunoco LP / 31.58% interest in Sunoco, LLC (Energy Transfer Partners, L.P.)	816	NA
2014	CrossAmerica Partners LP / Landmark Industries	44	10.6x
2014	CrossAmerica Partners LP / 5% interest in CST Fuel Supply LP	50	11.0
2014	CrossAmerica Partners LP / Erickson Oil Products, Inc.	85	9.8
2014	CST Brands, Inc. & CrossAmerica Partners LP / Nice N Easy Grocery Shoppes	77	10.8
2014	Marathon Petroleum Corporation / 1,256 retail gas stations, transport operations and shipper history on various pipelines (Hess Corporation)	2,900	16.4
2014	Energy Transfer Partners, L.P. / 630 retail gas stations and 11.0 million Susser Petroleum Partners LP common units and IDRs (Susser Holdings Corporation)	1,800	10.7
		Mean	**11.5x**
		Median	**10.7**

Source: Public filings

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Precedent M&A Transactions: Sum of Parts (cont'd)

($ in millions)

Crude Oil Pipeline and Terminal Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
11/2015	Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.)	$180.0	NA
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

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Preliminary Draft – Confidential

Precedent M&A Transactions Analysis

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
Refining - EBITDA			
2016E EBITDA		$315	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$1,890	-	$2,363
Refining - Complexity			
Refining Capacity (Barrels per stream day)		105,000	
Nelson Complexity		11.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$1,570	-	$2,053
Relevant Refining Enterprise Value Range on December 31, 2016	$1,570	-	$2,363
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Logistics Enterprise Value Range on December 31, 2016	$360	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Retail Enterprise Value Range on December 31, 2016	$225	-	$275
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($72)	-	($88)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$1,934	-	$2,768
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(51)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Relevant Enterprise Value	**$1,831**	**-**	**$2,665**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,575	-	$2,409
Units Outstanding [(1)]		93.7	
Implied NTI Price per Unit	**$16.81**	**-**	**$25.71**

(1) Units outstanding as of January 1, 2016

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Preliminary Draft – Confidential

Precedent M&A Transactions Analysis (cont'd)

($ in millions, except per unit amounts)

Summary Results – Historical Pricing

	Low		High
Refining - EBITDA			
2016E EBITDA		$269	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$1,614	-	$2,018
Refining - Complexity			
Refining Capacity (Barrels per stream day)		105,000	
Nelson Complexity		11.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$1,570	-	$2,053
Relevant Refining Enterprise Value Range on December 31, 2016	$1,570	-	$2,053
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Logistics Enterprise Value Range on December 31, 2016	$360	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Retail Enterprise Value Range on December 31, 2016	$225	-	$275
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($72)	-	($88)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$1,934	-	$2,485
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(51)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Relevant Enterprise Value	**$1,831**	**-**	**$2,382**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,575	-	$2,126
Units Outstanding [(1)]		93.7	
Implied NTI Price per Unit	**$16.81**	**-**	**$22.69**

(1) Units outstanding as of January 1, 2016

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Preliminary Draft – Confidential

Peer Group Trading Analysis

($ in millions, except per unit/share amounts)

Partnership	Price 12/4/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E
Variable Distribution MLPs									
Alon USA Partners, LP	$24.65	$1,541	$1,697	6.2x	6.9x	6.8x	15.9%	10.1%	11.3%
CVR Partners, LP	8.33	609	1,094	11.6	10.3	11.7	18.7%	15.5%	12.5%
CVR Refining, LP	21.46	3,167	3,266	5.1	5.5	6.6	18.3%	11.4%	8.5%
Emerge Energy Services LP	6.03	145	391	9.1	15.4	6.7	0.0%	3.9%	16.3%
OCI Partners LP	7.75	674	1,070	41.2	6.0	7.0	17.0%	17.7%	16.7%
Mean				**14.6x**	**8.8x**	**7.8x**	**14.0%**	**11.7%**	**13.1%**
Median				**9.1**	**6.9**	**6.8**	**17.0%**	**11.4%**	**12.5%**

Company	Share Price 12/4/15	Market Equity Value	Total Enterprise Value	TEV / EBITDA 2015E	2016E	2017E	TEV / Complexity Barrel	Dividend Yield
Refining C-Corporations								
Alon USA Energy, Inc.	$16.86	$1,384	$1,591	4.4x	4.9x	4.6x	$786.0	3.6%
CVR Energy, Inc.	44.97	3,907	4,267	5.8	5.5	7.7	1,774.1	4.4%
Delek US Holdings, Inc.	39.59	2,517	3,305	10.3	8.0	8.1	2,407.9	1.5%
Holly Frontier Corporation	47.90	8,793	10,096	5.2	5.9	5.8	1,868.1	2.8%
Marathon Petroleum Corporation	55.63	30,327	35,623	5.2	5.4	5.4	1,854.0	2.3%
PBF Energy, Inc.	38.70	3,831	5,173	5.8	4.6	4.3	479.7	3.1%
Phillips 66	90.20	48,766	53,733	6.9	7.4	6.8	2,263.4	2.5%
Tesoro Corporation	112.37	13,921	19,242	4.9	6.8	6.9	1,968.5	1.8%
Valero Energy Corporation	71.39	34,777	37,404	4.4	5.0	5.0	1,040.2	2.8%
Mean				**5.9x**	**5.9x**	**6.1x**	**$1,604.7**	**2.7%**
Median				**5.2**	**5.5**	**5.8**	**1,854.0**	**2.8%**

Company	Price 12/4/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Dividend Yield
Retail C-Corporations							
Casey's General Stores, Inc.	$119.79	$4,670.4	$5,477.3	10.7x	9.8x	9.1x	0.7%
Couche-Tard	62.68	26,719.8	28,887.2	13.4	11.8	11.9	0.4%
CST Brands, Inc.	37.00	2,797.7	4,456.7	11.4	11.6	11.2	0.7%
Mean				**11.8x**	**11.1x**	**10.7x**	**0.6%**
Median				**11.4**	**11.6**	**11.2**	**0.7%**

Source: Public filings and FactSet

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Preliminary Draft – Confidential

Peer Group Trading Analysis (cont'd)

($ in millions, except per unit amounts)

Partnership	Price 12/4/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Retail MLPs											
Alon USA Partners, LP	$24.65	$1,541	$1,697	6.2x	6.9x	6.8x	15.9%	10.1%	11.3%	NM	NM
CrossAmerica Partners LP	23.39	775	1,210	13.3	10.4	7.8	9.6%	10.2%	10.8%	2.9%	12.5%
Global Partners LP	21.50	731	1,965	8.5	7.7	7.2	13.0%	13.6%	14.3%	5.4%	18.4%
Sunoco LP	36.25	2,695	3,809	10.2	5.2	4.6	8.2%	9.2%	10.1%	7.4%	15.6%
Valero Energy Partners LP	45.15	2,814	2,940	17.4	10.4	7.2	2.7%	3.4%	4.3%	23.3%	26.0%
Mean				**11.1x**	**8.1x**	**6.7x**	**9.9%**	**9.3%**	**10.2%**	**9.7%**	**18.1%**
Median				**10.2**	**7.7**	**7.2**	**9.6%**	**10.1%**	**10.8%**	**6.4%**	**17.0%**

Partnership	Price 12/4/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Refined Products / Crude Oil MLPs											
Buckeye Partners, L.P.	$60.91	$7,847	$11,745	13.8x	11.9x	11.1x	7.7%	8.1%	8.5%	4.4%	12.1%
Delek Logistics Partners, LP	36.13	894	1,211	12.1	10.0	9.2	6.1%	7.1%	8.1%	8.5%	14.6%
Genesis Energy, L.P.	34.53	3,798	5,376	12.3	9.1	8.4	7.4%	8.1%	8.9%	10.0%	17.5%
Global Partners LP	21.50	731	1,965	8.5	7.7	7.2	13.0%	13.6%	14.3%	5.4%	18.4%
Holly Energy Partners, L.P.	30.18	1,806	2,841	12.1	10.5	9.3	7.4%	7.8%	8.4%	5.8%	13.2%
Magellan Midstream Partners, L.P.	60.24	13,700	17,098	15.0	14.2	12.8	5.1%	5.5%	6.1%	10.5%	15.6%
MPLX LP	30.83	9,301	16,269	12.7	8.7	7.6	6.1%	7.4%	9.2%	20.7%	26.8%
NuStar Energy LP	35.49	2,821	5,856	9.4	9.8	9.3	12.3%	12.3%	12.4%	0.7%	13.1%
Phillips 66 Partners LP	51.44	4,333	5,395	21.1	11.4	7.3	3.1%	4.1%	5.1%	23.0%	26.1%
Plains All American Pipeline, L.P.	21.16	8,588	19,275	8.8	8.0	7.0	13.2%	13.2%	13.5%	2.7%	15.9%
Rose Rock Midstream, L.P.	19.15	719	1,419	8.2	6.8	5.1	13.8%	14.5%	15.3%	10.5%	24.3%
Sprague Resources LP	21.70	467	1,007	8.6	8.5	8.5	9.3%	10.2%	11.1%	10.4%	19.7%
Sunoco Logistics Partners, L.P.	25.78	7,099	12,013	10.8	8.8	6.5	7.1%	8.1%	9.2%	13.6%	20.7%
Tesoro Logistics LP	45.48	4,070	7,068	10.7	8.6	7.1	6.4%	7.6%	8.7%	10.6%	16.9%
TransMontaigne Partners L.P.	22.10	364	612	7.5	7.6	7.3	12.0%	12.0%	12.6%	2.4%	14.5%
Valero Energy Partners LP	45.15	2,814	2,940	17.4	10.4	7.2	2.7%	3.4%	4.3%	23.3%	26.0%
Western Refining Logistics, LP	20.46	967	1,366	12.1	8.1	6.3	7.5%	8.6%	9.7%	14.6%	22.1%
World Point Terminals LP	12.87	449	432	7.1	6.1	4.1	9.3%	9.6%	9.9%	3.3%	12.6%
Mean				**11.6x**	**9.2x**	**7.9x**	**8.3%**	**9.0%**	**9.8%**	**10.0%**	**18.3%**
Median				**11.4**	**8.7**	**7.3**	**7.4%**	**8.1%**	**9.2%**	**10.2%**	**17.2%**

Source: Public filings and FactSet

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Preliminary Draft – Confidential

Peer Group Trading Analysis – By Segment

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
Refining			
2016E EBITDA		$315	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,575	-	$1,890
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	$320	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Range	$250	-	$300
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$2,085**	**-**	**$2,553**
Refining			
2017E EBITDA		$362	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,810	-	$2,172
Logistics			
2017E EBITDA		$41	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	$287	-	$369
Retail			
2017E EBITDA		$26	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range	$234	-	$286
Corporate Costs			
2017E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$2,271**	**-**	**$2,750**
Relevant Enterprise Value	**$2,085**	**-**	**$2,750**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,829	-	$2,494
Units Outstanding [(1)]		93.7	
Implied NTI Price per Unit	**$19.52**	**-**	**$26.62**

(1) Units outstanding as of January 1, 2016

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Preliminary Draft – Confidential

Peer Group Trading Analysis – By Segment (cont'd)

($ in millions, except per unit amounts)

Summary Results – Historical Pricing

	Low		High
Refining			
2016E EBITDA		$269	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,345	-	$1,614
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	$320	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Range	$250	-	$300
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$1,855**	**-**	**$2,277**
Refining			
2017E EBITDA		$377	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,885	-	$2,262
Logistics			
2017E EBITDA		$41	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	$287	-	$369
Retail			
2017E EBITDA		$26	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range	$234	-	$286
Corporate Costs			
2017E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$2,346**	**-**	**$2,840**
Relevant Enterprise Value	**$1,855**	**-**	**$2,840**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,599	-	$2,584
Units Outstanding [(1)]		93.7	
Implied NTI Price per Unit	**$17.06**	**-**	**$27.58**

(1) Units outstanding as of January 1, 2016

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Preliminary Draft – Confidential

Peer Group Trading Analysis – Refining and Variable Distribution MLPs

($ in millions, except per unit amounts)

Summary Results – Management Pricing	Low		High
2016E EBITDA		$369	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,030	-	$2,583
2017E EBITDA		$418	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,299	-	$2,926
Relevant Enterprise Value	**$2,030**	**-**	**$2,926**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,774	-	$2,670
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$18.93**	**-**	**$28.50**

Summary Results – Historical Pricing	Low		High
2016E EBITDA		$323	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$1,777	-	$2,261
2017E EBITDA		$434	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,387	-	$3,038
Relevant Enterprise Value	**$1,777**	**-**	**$3,038**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,521	-	$2,782
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$16.23**	**-**	**$29.69**

(1) Units outstanding as of January 1, 2016

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Preliminary Draft – Confidential

MLP Mergers and MLP Buy-Ins Premiums Paid Analysis

($ in millions)

Date Announced	Target	Acquiror	Transaction: Consideration	Transaction: Equity Value	Transaction: Enterprise Value	Premium: 1-Day	Premium: 5-Day	Premium: 30-Day	Premium: 52-Week High
11/17/15	MarkWest Energy Partners, L.P.	MPLX LP	Stock and Cash-for-Unit	$10,654.2	$15,381.5	13.9%	18.0%	13.3%	10.6%
05/13/15	Williams Partners L.P.	The Williams Companies, Inc.	Stock-for-Unit	34,237.6	54,142.3	17.9%	17.1%	13.5%	(10.9%)
05/06/15	Crestwood Midstream Partners LP	Crestwood Equity Partners LP	Unit-for-Unit	3,532.6	6,251.3	17.2%	17.4%	27.6%	(22.7%)
01/26/15	Regency Energy Partners LP	Energy Transfer Partners, L.P.	Unit-for-Unit	11,155.6	17,955.6	13.2%	16.4%	10.6%	(19.9%)
10/27/14	Williams Partners L.P.	Access Midstream Partners LP	Unit-for-Unit	25,925.8	37,006.8	6.5%	6.6%	8.4%	4.8%
10/13/14	Atlas Pipeline Partners, L.P.	Targa Resource Partners LP	Unit-for-Unit	4,065.4	5,908.8	15.0%	7.8%	3.0%	(3.0%)
10/01/14	Oiltanking Partners L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	5,823.0	6,051.0	1.1%	0.7%	1.0%	(7.5%)
08/10/14	Kinder Morgan Energy Partners, L.P.	Kinder Morgan, Inc.	Stock and Cash-for-Unit	36,689.1	58,551.1	12.0%	10.8%	10.7%	6.5%
08/10/14	El Paso Pipeline Partners, L.P.	Kinder Morgan, Inc.	Stock and Cash-for-Unit	5,288.5	10,021.5	15.4%	13.8%	7.3%	(10.1%)
10/10/13	PVR Partners, L.P.	Regency Energy Partners LP	Unit-for-Unit	3,899.3	5,664.3	25.6%	25.2%	23.7%	(2.0%)
08/27/13	PAA Natural Gas Storage LP	Plains All American Pipeline, L.P.	Unit-for-Unit	1,713.6	2,271.9	8.5%	8.7%	7.2%	0.8%
05/07/13	Pioneer Southwest Energy Partners L.P.	Pioneer Natural Resources Company	Stock-for-Unit	930.0	1,064.0	18.4%	17.5%	21.9%	13.8%
05/06/13	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Unit-for-Unit	1,614.7	2,402.0	4.6%	1.7%	8.1%	0.9%
01/29/13	Copano Energy, L.L.C.	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	3,777.5	4,724.3	21.8%	21.7%	36.7%	6.1%
02/23/11	Duncan Energy Partners L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,405.0	3,302.8	27.9%	27.7%	27.4%	2.3%
10/20/09	Hiland Partners, LP	HH GP Holdings, LLC	Cash	67.0	242.1	26.6%	30.7%	30.7%	(64.0%)
07/29/09	OSG America L.P.	Overseas Shipholding Group, Inc.	Cash	213.0	282.0	44.4%	53.7%	54.8%	(22.9%)
06/29/09	TEPPCO Partners LP	Enterprise Products Partners L.P.	Unit-for-Unit	3,290.7	6,024.5	7.1%	4.3%	8.9%	(13.5%)
06/12/06	Pacific Energy Partners, L.P.	Plains All American Pipeline, L.P.	Unit-for-Unit	1,395.4	2,007.9	10.6%	10.2%	14.4%	(0.5%)
11/01/04	Kaneb Pipeline Partners, L.P.	Valero L.P.	Unit-for-Unit	1,741.5	2,371.4	21.2%	17.6%	18.6%	4.2%
12/15/03	GulfTerra Energy Partners, L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,408.4	4,240.3	2.2%	3.7%	2.1%	(2.0%)
10/20/97	Santa Fe Pacific Pipeline Partners LP	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	1,038.0	1,339.9	31.8%	33.2%	40.3%	5.3%

		1-Day	5-Day	30-Day	52-Week High
All Transactions	**Median(1)**	**15.2%**	**16.8%**	**13.4%**	**(1.3%)**
	Mean(1)	**16.5%**	**16.6%**	**17.7%**	**(5.6%)**
	Max(1)	**44.4%**	**53.7%**	**54.8%**	**13.8%**
	Min(1)	**1.1%**	**0.7%**	**1.0%**	**(64.0%)**
MLP Buy-Ins	**Median(1)**	**17.5%**	**17.2%**	**17.7%**	**(10.5%)**
	Mean(1)	**20.0%**	**21.2%**	**21.7%**	**(13.7%)**
	Max(1)	**44.4%**	**53.7%**	**54.8%**	**13.8%**
	Min(1)	**8.5%**	**8.7%**	**7.2%**	**(64.0%)**

MLP Buy-In Transaction (shaded rows)

Valuation	1-Day			5-Day			30-Day			52-Week High		
Relevant Unit Price		24.23			24.69			24.51			27.87	
Historical MLP Buy-In Premium Range	8.5%	–	44.4%	8.7%	–	53.7%	7.2%	–	54.8%	(64.0%)	–	13.8%
Implied Transaction Price Range	**$26.30**	**–**	**$34.98**	**$26.84**	**–**	**$37.94**	**$26.28**	**–**	**$37.95**	**$10.04**	**–**	**$31.70**
Median MLP Buy-In Premium		17.5%			17.2%			17.7%			(10.5%)	
Median Implied Transaction Price		**$28.48**			**$28.95**			**$28.85**			**$24.94**	

Source: Public filings
(1) Excludes Overseas Shipholding Group, Inc. / OSG America L.P. transaction

EVERCORE 52 NORTHERN TIER

NTI Valuation Analysis

Preliminary Draft – Confidential

Corporate Refining Premiums Paid Analysis

($ in millions)

Corporate Refining Transactions

Date Announced	Acquiror	Target	Transaction Value	Implied Offer Price / Share	Premium Prior to Announcement 1-Day	5-Day	30-Day	52-Week High	Stock / Cash Consideration
2/16/2012	Icahn Partners	CVR Energy	$3,531	$30.00	8.7%	6.7%	46.5%	(0.3%)	0/100
2/22/2011	Holly	Frontier	2,749	27.00	(4.0%)	3.8%	48.8%	(6.4%)	100/0
8/28/2006	Western Refining	Giant Industries	1,325	77.00	7.3%	9.2%	16.1%	(6.4%)	0/100
4/25/2005	Valero	Premcor	7,588	72.76	23.3%	30.7%	30.6%	(0.5%)	50/50
			Mean		**8.8%**	**12.6%**	**35.5%**	**(3.4%)**	
			Median		**8.0%**	**7.9%**	**38.5%**	**(3.5%)**	

Valuation - All Transactions

	1-Day			5-Day			30-Day			52-Week High		
Relevant Unit Price		$24.23			$24.69			$24.51			$27.87	
Historical Corporate Refining Acquisition Premium Range	(4.0%)	–	23.3%	3.8%	–	30.7%	16.1%	–	48.8%	(6.4%)	–	(0.3%)
Implied Transaction Price Range	**$23.26**	**–**	**$29.88**	**$25.62**	**–**	**$32.26**	**$28.45**	**–**	**$36.48**	**$26.08**	**–**	**$27.79**
Median Corporate Refining Acquisition Premium		8.0%			7.9%			38.5%			(3.5%)	
Median Implied Transaction Price		**$26.16**			**$26.65**			**$33.96**			**$26.91**	

Valuation - All Cash and Stock and Cash Transactions

	1-Day			5-Day			30-Day			52-Week High		
Relevant Unit Price		$24.23			$24.69			$24.51			$27.87	
Historical Corporate Refining Acquisition Premium Range	7.3%	–	23.3%	6.7%	–	30.7%	16.1%	–	46.5%	(6.4%)	–	(0.3%)
Implied Transaction Price Range	**$25.99**	**–**	**$29.88**	**$26.34**	**–**	**$32.26**	**$28.45**	**–**	**$35.90**	**$26.09**	**–**	**$27.79**
Median Corporate Refining Acquisition Premium		8.7%			9.2%			30.6%			(0.5%)	
Median Implied Transaction Price		**$26.34**			**$26.95**			**$32.01**			**$27.72**	

Source: Public filings

EVERCORE

53

NORTHERN TIER

D. WNR and WNRL Situation Analysis

EVERCORE

Preliminary Draft – Confidential

Overview of the El Paso Refinery and Gallup Refinery

Within the refining segment, WNR owns and operates the El Paso

Refinery and the Gallup Refinery

The El Paso Refinery is a 131,000 barrel per day capacity refinery located in El Paso, Texas

– Receives crude oil from a 450-mile pipeline owned and

operated by Kinder Morgan pursuant to a 30-year crude oil

transportation agreement that expires in 2034

Allows access to the majority of the producing fields in

the Permian Basin

– Nelson complexity of 7.9 with the ability to process sweet and sour crude oil

The Gallup Refinery is a 25,000 barrel per day capacity refinery located near Gallup, New Mexico

– Nelson complexity of 9.9 with the ability to process sweet crude oil, which is sourced solely from the Four Corners

region

– Primarily produces gasoline and diesel fuel and markets

refined products primarily to Arizona, Colorado, New

Mexico and Utah

– Refinery has access to WNRL logistics assets including

approximately 595,000 barrels of storage capacity

Summary Overview El Paso Refinery and Gallup Refinery Map

Source: Public filings

WNR and WNRL Situation Analysis

El Paso Refinery

Gallup Refinery

Historical Production and Utilization

125,204 123,380 125,614 135,650

22,257 24,413 27,328 26,727

0.0%

50.0%

100.0%

150.0%

—

50,000

100,000

150,000

2012A 2013A 2014A 2015 YTD

Utilization (%)

Production (Bpd)

El Paso Production Gallup Production

El Paso Utilization Gallup Utilization

Preliminary Draft – Confidential

Overview of WNR’s Retail Segment

The retail segment of WNR includes 261 convenience stores and service stations located in the southwestern United States

Convenience stores and service stations sell various grades of gasoline and diesel fuel primarily supplied by WNRL, in addition to convenience store merchandise such as beverage and food

products

Convenience stores located in Arizona, Colorado, New Mexico

and Texas and operate under the brands Giant, Mustang, Sundial and Howdy’s

Distribution network includes 50 unmanned fleet fueling facilities

Summary Overview 2014 EBITDA by Segment

Source: Public filings

WNR and WNRL Situation Analysis

Refining

$918.7 million

97%

Retail

$32.5 million

3%

Historical Gasoline and Inside Sales

$709

$925 $914 $904

$205

$914 $248 $253 $267

$1,173 $1,168 $1,171

$—

$200

$400

$600

$800

$1,000

$1,200

$1,400

2011A 2012A 2013A 2014A

Revenue ($ in millions)

Fuel Sales Inside Sales

Preliminary Draft – Confidential

WNR Summary Market Data ($ in millions, except per share amounts)

Market Capitalization Consolidated Balance Sheet and Credit Data

Three-Year Trading History

Source: Public filings and FactSet

(1)	Pro forma for TexNew Mex Pipeline dropdown
(2)	16.3 million WNRL public common units and 57.2 million NTI public common units

As of December 04, 2015

Fully Diluted Shares Outstanding 94.1

Share Price $43.83

Total Equity Value $4,123.8

Plus: Net Debt 837.0

Plus: Minority Interest (Market Value)(2) 1,846.5

Total Enterprise Value $6,807.3

WNR Financial Projections IBES Data

Management Pricing Historical Pricing

Metric

Yield/

Multiple Metric

Yield/

Multiple Metric

Yield/

Multiple

Dividend Yield

Current $1.36 3.1% $1.36 3.1% $1.36 3.1%

2016E 1.56 3.6% 1.56 3.6% 1.53 3.5%

2017E 1.72 3.9% 1.72 3.9% 1.70 3.9%

EV/EBITDA

2015E NA NA NA NA $1,224.3 5.6x

2016E $1,071.0 6.4x $1,292.0 5.3x 947.3 7.2

2017E 1,135.0 6.0 1,386.0 4.9 915.8 7.4

As of September 30, 2015(1)

Cash and Marketable Securities $854.6

Short-term Debt 5.5

Long-term Debt 1,686.1

Total Debt $1,691.6

Net Debt 837.0

Plus: Minority Interest (Book Value) 1,714.0

Plus: Stockholders’ Equity 1,318.5

Net Book Capitalization $3,869.5

Revolver Availability / Revolver Capacity $670 / $923

Net Debt / Net Book Cap 21.6%

Net Debt / 2016E EBITDA 0.9x

Current Ratings (Senior Unsecured):

Moody’s B1

S&P B+

—

5,000

10,000

15,000

20,000

$15.00

$25.00

$35.00

$45.00

$55.00

12/4/2012 7/11/2013 2/15/2014 9/22/2014 4/29/2015 12/4/2015

Volumes (in thousands)

Price Per Share

Volume WNR Price

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

Wall Street Research ($ in millions, except per share data)

Source: Bloomberg, Wall Street Research

Current Research Analyst Recommendations

Dividend Per Share Estimates EBITDA Estimates

Firm Analyst Date Recommendation Target Price

Macquarie Vikas Dwivedi 11/17/15 Neutral $46.00

Raymond James Justin Jenkins 11/13/15 Hold 44.00

Cowen Sam Margolin 11/12/15 Outperform 60.00

Credit Suisse Edward Westlake 11/09/15 Outperform 60.00

Tudor Pickering Chi Chow 11/04/15 Hold 46.00

Barclays Paul Cheng 11/04/15 Overweight 56.00

Morgan Stanley J Evan Calio 11/03/15 Equal Weight 63.00

RBC Capital Markets Brad Heffern 11/03/15 Sector Perform 47.00

J.P. Morgan Phil Gresh 11/03/15 Neutral 50.00

Median: $50.00

Mean: 52.44

Low: 44.00

High: 63.00

Buy (3) 33.3%

Hold (6) 66.7%

$1.52

$1.64

$1.80

$1.56

$1.64

$1.56

$1.72

$1.50

$1.70

$1.53

$1.70

$1.56

$1.72

$1.56

$1.72

$—

$0.50

$1.00

$1.50

$2.00

$2.50

2016E 2017E

$1,311.1

$984.7

$995.8

$811.3

$713.9

$1,100.0

$837.0

$731.0

$1,088.0

$870.5

$805.9

$1,329.0

$1,103.0

$1,166.0

$1,224.3

$947.3

$915.8

$1,071.0

$1,135.0

$1,292.0

$1,386.0

$—

$200.0

$400.0

$600.0

$800.0

$1,000.0

$1,200.0

$1,400.0

$1,600.0

$1,800.0

2015E 2016E 2017E

Cowen Tudor Pickering Barclays RBC Capital Markets J.P. Morgan I/B/E/S Consensus WNR Projections—Management Pricing WNR Projections—Historical Pricing

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

Wall Street Research Analyst Commentary

“We like WNR’s advantaged strategic location in the Permian and Four Corners Basin as well as its exposure to Bakken and Canadian plays through its ownership in NTI. We think this asset base will enable WNR to steadily raise cash returns to shareholders, while pursuing high-return investment projects for further growth. We think WNR’s recent offer to buy the remaining NTI units that they do not currently own is logical and should lead to much improved and more efficient operations.

However, we think the offer price may have to be raised given the stellar performance of NTI in recent quarters. “

–Barclays, Paul Cheng;

November 4, 2015

“Following the recently announced NTI deal, capital allocation was a key focus for the call. Although WNR was restricted from discussing the NTI deal, management reiterated their interest in attractive midstream and retail assets for potential refining M&A in all regions in the US besides the East/Gulf Coasts. As a reminder, we ran sensitivities on the NTI opportunity, which showed the base case (pre-synergies) SOTP valuation impact could be a headwind, requiring synergies to get back to neutral. We await more color on these synergies…We believe the company has a healthy balance sheet, which looks roughly in line with its peers when factoring in assumed return of capital from FCF generation and dropdowns to WNRL. “

–J.P. Morgan, Phil Gresh;

November 3, 2015

“Management did not make any comments regarding the proposed NTI acquisition on the conference call. We see the acquisition as value neutral in 2016 inclusive of $50MM in logistics EBITDA from NTI to be dropped to WNRL. The proposed acquisition could have valuation benefits, however, expanding WNR’s fully controlled operating footprint and reducing asset concentration risk. NTI also contributes additional retail assets to the portfolio, and we see the St. Paul system as an operational analogue to WNR’s legacy asset base. Lastly, the deal simplifies WNR’s structure and removes a headwind valuation from uncertainty surrounding NTI. “

–Cowen, Sam Margolin;

November 3, 2015

Source: Wall Street Research

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

Rating Agency Commentary

“Last Monday, Western Refining, Inc. (WNR, B1 stable) said that it had made a $1.6 billion cash and-stock offer to buy the 62% stake in

Northern Tier Energy, LP (NTI, unrated), the parent of Northern Tier Energy, LLC (B1 negative), now held by the public. The takeover is credit positive for WNR because it will improve its scale and business profile without imposing a large leverage burden. The deal will give WNR full ownership of three refineries, help diversify its cash flows and geography of operations, and simplify its legal structure. The takeover will also be credit positive for NTI, a master-limited partnership that will become a wholly owned subsidiary of WNR, and therefore will no longer pay out its excess cash flow to public shareholders. WNR’s use of equity and existing cash will limit the increase in leverage from the acquisition. “

–James Wilkins, Moody’s

November 2, 2015

Credit Rating: B1

“Western is relatively small and has limited geographic diversity. Both of Western’s refineries are in the Southwest,

with a combined throughput capacity of about 156,000 barrels per day (bpd) and medium complexity (about 80% of the crude slate is light-sweet). Western gets a substantial portion of its crude oil from the Permian Basin, which prices off of the West Texas

Intermediate (WTI) benchmark, further benefiting margins relative to its coastal peers that use the more expensive waterborne crude oils such as North

Sea Brent or Louisiana Light Sweet. For 2015, we expect the WTI and Brent pricing differential to be in a narrow range of between $3 to $5 per barrel, which should continue to benefit Western’s refining margins… Western also owns a 38.4% limited partner interest and 100% of the general partner interest in Northern Tier Energy LP. Our assessment of Northern Tier’s “vulnerable” business risk profile partly hinges on its reliance on one refinery for most of its cash flow, its small size (refining capacity of 97,800 bpd) compared with the partnership’s peers, and the lack of operational diversity, which makes Northern Tier vulnerable to regional economic downturns, supply shocks, cost increases, and margin volatility in the Midwest. Partly offsetting these risks are Northern Tier’s access to lower-priced Canadian and Bakken crude oil, high complexity that allows it to process a variety of heavy crudes into higher-value refined products like gasoline and distillates, and favorable local market dynamics, which gives it the ability to receive a premium on the refined products it produces. “

–Michael Grande, Standard & Poor’s

July 21, 2015

Credit Rating: B+

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

Source: FactSet

(1)	NASDAQ as of November 13, 2015

WNR Equity Ownership Summary

WNR and WNRL Situation Analysis

Current Shareholders Shares % of Total

Institutional

Top 10:

The Vanguard Group, Inc. 6,937,969 7.4%

BlackRock Fund Advisors 5,716,807 6.1%

D. E. Shaw & Co. LP 4,652,600 5.0%

Robeco Investment Management, Inc. 3,209,172 3.4%

SSgA Funds Management, Inc. 2,813,072 3.0%

Fidelity Management & Research Co. 2,593,444 2.8%

Dimensional Fund Advisors LP 2,274,051 2.4%

AQR Capital Management LLC 1,431,731 1.5%

Northern Trust Investments, Inc. 1,264,836 1.4%

NFJ Investment Group LLC 1,194,298 1.3%

Other 34,310,842 36.6%

Total Institutional Ownership 66,398,822 70.9%

Insiders

Management and Directors 23,971,251

Other 516,648 0.6%

Total Insiders 24,487,899 26.1%

Retail / Other 2,797,361 3.0%

Total Common Units Outstanding 93,684,082 100.0%

Short Interest (1) 4,796,200 5.1%

Preliminary Draft – Confidential

WNR Financial Projections – Assumptions

Source: WNR management

The WNR Financial Projections as provided by WNR management and reviewed herein by Evercore, incorporate the following assumptions:

– Fully diluted shares outstanding for YE 2015E calculated as:

93,680,809 YE 2015E basic shares outstanding plus 406,649 in restricted stock units

No further dilutive securities are issued and the number of dilutive securities remains constant throughout the projection period

Dilutive securities receive regular common dividends paid in cash

– WNR Term Loan B 4.3% due 2020 assumed to be refinanced / extended beyond its current 2020 maturity

– 37% marginal tax rate

– $0.16/share increase in dividends per year

– Common dividends per share of $1.56, $1.72, $1.88, $2.04 and $2.20 for 2016E, 2017E, 2018E, 2019E and 2020E,

respectively

– Total SG&A (segment plus corporate) increases by 1.0% per year

– 20% annualized return on capital expenditures beginning two years after initial capital expenditures are incurred

– Sale of Bobcat Phase I and TexNew Mex Phase II in 2019E to WNRL for total cash consideration of $324.0 million,

implying a 9.0x EBITDA multiple

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

Historical Refinery Margin Overview

WTI and Brent Differentials(1)

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019

Crude Oil Price ($/Bbl)

WTI/Brent Differential

Historical Average Differential (Since 1/1/2010)

Projected Average Differential (Until 1/1/2019)

$9.40

$3.76

Historical Gallup Gross Margin per Barrel Historical El Paso Gross Margin per Barrel

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

Q1 2012

Q2 2012

Q3 2012

Q4 2012

Q1 2013

Q2 2013

Q3 2013

Q4 2013

Q1 2014

Q2 2014

Q3 2014

Q4 2014

Q1 2015

Q2 2015

Q3 2015

$ /Bbl

Gross Margin per Barrel Brent/WTI Differential

2012 Average

Gross Margin/Bbl: $28.31

2015 YTD Average

Gross Margin/Bbl: $19.92

2013 Average

Gross Margin/Bbl: $19.02

2014 Average

Gross Margin/Bbl: $16.53

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

Q1 2012

Q2 2012

Q3 2012

Q4 2012

Q1 2013

Q2 2013

Q3 2013

Q4 2013

Q1 2014

Q2 2014

Q3 2014

Q4 2014

Q1 2015

Q2 2015

Q3 2015

$ /Bbl

Gross Margin per Barrel Brent/WTI Differential

2012 Average

Gross Margin/Bbl: $28.10

2015 YTD Average

Gross Margin/Bbl: $18.66

2013 Average

Gross Margin/Bbl: $19.86

2014 Average

Gross Margin/Bbl: $18.18

WNR and WNRL Situation Analysis

(1)	Source: Bloomberg
(2)	As of December 4, 2015

Current Differential(2):

$3.31

Preliminary Draft – Confidential

WNR Financial Projections – Margin Overview ($ in millions, except per unit amounts)

WNR and WNRL Situation Analysis

Source: WNR management

Management Pricing and Historical Pricing Case Summaries

Historical and Projected Gross Margin per Barrel

$—

$5.00

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

Q1

2012A

Q2

2012A

Q3

2012A

Q4

2012A

Q1

2013A

Q2

2013A

Q3

2013A

Q4

2013A

Q1

2014A

Q2

2014A

Q3

2014A

Q4

2014A

Q1

2015A

Q2

2015A

Q3

2015A

2016E 2017E 2018E 2019E 2020E

Gross Margin per Barrel ($/Bbl)

El Paso Gross Margin/Bbl Gallup Gross Margin/Bbl El Paso Gross Margin/Bbl—Management Pricing

El Paso Gross Margin/Bbl—Historical Pricing Gallup Gross Margin/Bbl—Management Pricing Gallup Gross Margin/Bbl—Historical Pricing

2012 Average: $28.13

2014 Average: $17.87

2013 Average: $19.69

2015 YTD Average: $18.90

For the Years Ending December 31,

Management Pricing 2016E 2017E 2018E 2019E 2020E

Gross Margin/Bbl—El Paso $14.66 $15.00 $16.05 $16.05 $16.05

Gross Margin/Bbl—Gallup $19.01 $19.35 $20.40 $20.40 $20.40

Adjusted EBITDA Plus Distributions $704 $748 $883 $904 $968

Historical Pricing

Gross Margin/Bbl—El Paso $19.58 $19.58 $19.58 $19.58 $19.58

Gross Margin/Bbl—Gallup $21.32 $21.32 $21.32 $21.32 $21.32

Adjusted EBITDA Plus Distributions $953 $988 $1,045 $1,090 $1,170

Difference

Gross Margin/Bbl—El Paso ($4.92) ($4.58) ($3.53) ($3.53) ($3.53)

Gross Margin/Bbl—Gallup ($2.31) ($1.97) ($0.92) ($0.92) ($0.92)

Adjusted EBITDA Plus Distributions ($249) ($240) ($162) ($186) ($202)

2016E – 2020E Adjusted EBITDA plus

Distributions Difference:

Management Pricing $1,040 Million Lower

Preliminary Draft – Confidential

WNR Financial Projections – Segment EBITDA and Distributions to WNR ($ in millions)

Source: WNR management

Refining EBITDA Retail EBITDA Logistics EBITDA WNRL LP Distributions WNRL GP Distributions NTI LP Distributions Corporate Costs

Segment EBITDA and Distributions to WNR –

Management Pricing

Segment EBITDA and Distributions to WNR –

Historical Pricing

$855

$812

$869 $877

$940

$42

$43

$45 $48

$50

$9

$21

$35 $5

$10

$58

$62

$70 $77

$79

$7

$13

$24 $36

$39

$60 $116

$81

$130

$134

($79) ($80) ($81) ($82) ($83)

$953

$988

$1,045

$1,090

$1,170

($100)

$—

$100

$200

$300

$400

$500

$600

$700

$800

$900

$1,000

$1,100

$1,200

$1,300

2016E 2017E 2018E 2019E 2020E

$589 $578

$685 $699

$756

$42 $43

$45 $48

$50

$9 $21

$35 $5

$10

$58 $62

$70 $77

$79

$7 $13

$24 $36

$39

$78

$110

$103 $121

$117

($79) ($80) ($81) ($82) ($83)

$704

$748

$883

$904

$968

($100)

$—

$100

$200

$300

$400

$500

$600

$700

$800

$900

$1,000

$1,100

$1,200

$1,300

2016E 2017E 2018E 2019E 2020E

WNR and WNRL Situation Analysis

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

WNR Financial Projections – Management Pricing

($ in millions)

- Set forth below are the WNR Financial Projections **assuming Management Pricing** as provided by WNR management on December 2, 2015

	For the Years Ending December 31, 2016E	2017E	2018E	2019E	2020E
Gallup Refinery					
Refining Capacity (Bblsd)	27,000	27,000	27,000	27,000	27,000
Utilization	*100.0%*	*94.0%*	*100.0%*	*100.0%*	*100.0%*
Daily Throughput Volumes (Bblsd)	27,000	25,250	27,000	27,000	27,000
Total Throughput Volumes (MBbls)	9,855	9,216	9,855	9,855	9,855
Gallup Gross Margin per Barrel	$19.01	$19.35	$20.40	$20.40	$20.40
Gross Profit	$187	$178	$201	$201	$201
Less: Operating Expenses	(79)	(79)	(79)	(79)	(79)
Less: Turnaround Expense	--	(30)	--	--	--
Less: G&A	(5)	(5)	(5)	(5)	(5)
EBITDA	**$104**	**$65**	**$117**	**$117**	**$117**
Less: DD&A	(27)	(27)	(27)	(27)	(27)
Operating Income	**$76**	**$37**	**$90**	**$90**	**$90**
Plus: DD&A	27	27	27	27	27
EBITDA	**$104**	**$65**	**$117**	**$117**	**$117**
Less: Refining Capital Expenditures	(14)	(10)	(10)	(10)	(10)
Less: Discretionary Capital Expenditures	--	--	--	--	--
Less: Turnaround Capital Expenditures	--	(10)	--	--	--
Cash Flow	**$89**	**$45**	**$107**	**$107**	**$107**

Source: WNR management

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Preliminary Draft – Confidential

WNR Financial Projections – Management Pricing (cont'd)

($ in millions)

	For the Years Ending December 31, 2016E	2017E	2018E	2019E	2020E
El Paso Refinery					
Refining Capacity (Bblsd)	136,000	136,000	136,000	136,000	136,000
Utilization	*100.0%*	*95.0%*	*100.0%*	*96.0%*	*100.0%*
Daily Throughput Volumes (Bblsd)	136,000	129,500	136,000	130,750	136,000
Total Throughput Volumes (MBbls)	49,640	47,268	49,640	47,724	49,640
El Paso Gross Margin per Barrel	$14.66	$15.00	$16.05	$16.05	$16.05
Gross Profit	$728	$709	$797	$766	$797
Less: Operating Expenses	(217)	(201)	(217)	(203)	(211)
Less: Turnaround Expense	--	(40)	--	(40)	--
Less: G&A	(25)	(25)	(25)	(25)	(25)
EBITDA	**$485**	**$443**	**$554**	**$498**	**$561**
Less: DD&A	(50)	(50)	(50)	(50)	(50)
Operating Income	**$436**	**$393**	**$505**	**$449**	**$511**
Plus: DD&A	50	50	50	50	50
EBITDA	**$485**	**$443**	**$554**	**$498**	**$561**
Less: Refining Capital Expenditures	(58)	(50)	(50)	(50)	(50)
Less: Discretionary Capital Expenditures	--	--	--	--	--
Less: Turnaround Capital Expenditures	--	(20)	--	(20)	--
Cash Flow	**$428**	**$373**	**$504**	**$428**	**$511**
Retail					
Fuel Volumes (million gallons)	364.0	367.6	371.3	375.0	378.8
Fuel Margin (/ gallon)	$0.20	$0.20	$0.20	$0.20	$0.20
Merchandise Sales	$284	$290	$295	$301	$307
Merchandise Margin	*28.5%*	*28.0%*	*28.0%*	*28.0%*	*28.0%*
Cardlock Volumes (million gallons)	64.5	64.5	64.5	64.5	64.5
Cardlock Margin (/ gallon)	$0.19	$0.19	$0.19	$0.19	$0.19
Other Retail EBITDA	$12	$12	$12	$12	$12
Gross Profit	**$178**	**$179**	**$181**	**$183**	**$186**
Less: Operating Expenses	(124)	(124)	(124)	(124)	(124)
Less: G&A	(12)	(12)	(12)	(12)	(12)
EBITDA	**$42**	**$43**	**$45**	**$48**	**$50**
Less: DD&A	(15)	(15)	(15)	(15)	(15)
Operating Income	**$28**	**$28**	**$31**	**$33**	**$36**
Plus: DD&A	15	15	15	15	15
EBITDA	**$42**	**$43**	**$45**	**$48**	**$50**
Less: Retail Capital Expenditures	(16)	(12)	(12)	(12)	(12)
Cash Flow	**$26**	**$31**	**$33**	**$36**	**$38**

Source: WNR management

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Preliminary Draft – Confidential

WNR Financial Projections – Management Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Logistics Assets(1)

Bobcat System

EBITDA $7 $15 $20 $25 $30

Growth Capital Expenditures — — — — —

Maintenance Capital Expenditures (1) (2) (2) (2) (2)

Cash Flow $6 $14 $18 $23 $28

D&A $6 $7 $7 $7 $7

Memo: EBITDA Attributable to WNR $7 $15 $20 $5 $10

Memo: EBITDA Attributable to WNRL — — — 20 20

TexNew Mex Units

EBITDA $2 $6 $15 $16 $16

Growth Capital Expenditures — — — — —

Maintenance Capital Expenditures — — — — —

Cash Flow $2 $6 $15 $16 $16

D&A $— $— $— $— $—

Memo: EBITDA Attributable to WNR $2 $6 $15 $— $—

Memo: EBITDA Attributable to WNRL — — — 16 16

Source: WNR management

(1)	Bobcat System and TexNew Mex Units to be dropped down to WNRL in Q1 2019E per WNR management

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

WNR Financial Projections – Management Pricing (cont’d) ($ in millions, except per share amounts)

For the Years Ending December 31, CAGR

2016E 2017E 2018E 2019E 2020E 16-‘20

Deconsolidated WNR Adjusted EBITDA $561 $562 $686 $670 $733 6.9%

Plus: WNRL LP Distributions 58 62 70 77 79

Plus: WNRL GP Distributions 7 13 24 36 39

Plus: LP Distributions from NTI 78 110 103 121 117

Deconsolidated WNR Adjusted EBITDA Plus Distributions $704 $748 $883 $904 $968 8.3%

Less: Deconsolidated Interest Expense, Net (49) (49) (49) (47) (47)

Less: Cash Taxes (217) (124) (200) (265) (271)

Less: Maintenance Capital Expenditures (138) (100) (101) (99) (98)

Less: Turnaround Capital Expenditures — (30) — (20) —

Less: Discretionary Capital Expenditures (164) (177) (161) (161) (161)

Deconsolidated WNR Free Cash Flow $136 $268 $372 $312 $391 30.2%

Weighted Average Shares Outstanding 94.1 94.1 94.1 94.1 94.1

WNR Dividend Per Share $1.56 $1.72 $1.88 $2.04 $2.20 9.0%

WNR Dividends Paid $147 $162 $177 $192 $207

Deconsolidated Cash $773 $783 $947 $1,362 $1,560

Deconsolidated Debt 884 878 873 868 863

Deconsolidated Net Debt $111 $95 ($74) ($494) ($697)

Debt / Adjusted EBITDA Plus Distributions 1.3x 1.2x 1.0x 1.0x 0.9x

Net Debt / Adjusted EBITDA Plus Distributions 0.2x 0.1x NM NM NM

Source: WNR management

WNR and WNRL Situation Analysis

WNR and WNRL Situation Analysis

Preliminary Draft – Confidential

WNR Financial Projections – Historical Pricing

($ in millions)

- Set forth below are the WNR Financial Projections **assuming 5-year (2010-2014) Historical Pricing** as provided by WNR management on December 2, 2015

	For the Years Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
Gallup Refinery					
Refining Capacity (Bblsd)	27,000	27,000	27,000	27,000	27,000
Utilization	*100.0%*	*94.0%*	*100.0%*	*100.0%*	*100.0%*
Daily Throughput Volumes (Bblsd)	27,000	25,250	27,000	27,000	27,000
Total Throughput Volumes (MBbls)	9,855	9,216	9,855	9,855	9,855
Gallup Gross Margin per Barrel	$21.32	$21.32	$21.32	$21.32	$21.32
Gross Profit	$210	$197	$210	$210	$210
Less: Operating Expenses	(79)	(79)	(79)	(79)	(79)
Less: Turnaround Expense	--	(30)	--	--	--
Less: G&A	(5)	(5)	(5)	(5)	(5)
EBITDA	**$126**	**$83**	**$126**	**$126**	**$126**
Less: DD&A	(27)	(27)	(27)	(27)	(27)
Operating Income	**$99**	**$56**	**$99**	**$99**	**$99**
Plus: DD&A	27	27	27	27	27
EBITDA	**$126**	**$83**	**$126**	**$126**	**$126**
Less: Refining Capital Expenditures	(14)	(10)	(10)	(10)	(10)
Less: Discretionary Capital Expenditures	--	--	--	--	--
Less: Turnaround Capital Expenditures	--	(10)	--	--	--
Cash Flow	**$112**	**$63**	**$116**	**$116**	**$116**

Source: WNR management

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Preliminary Draft – Confidential

WNR Financial Projections – Historical Pricing (cont'd)

($ in millions)

	For the Years Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
El Paso Refinery					
Refining Capacity (Bblsd)	136,000	136,000	136,000	136,000	136,000
Utilization	*100.0%*	*95.0%*	*100.0%*	*96.0%*	*100.0%*
Daily Throughput Volumes (Bblsd)	136,000	129,500	136,000	130,750	136,000
Total Throughput Volumes (MBbls)	49,640	47,268	49,640	47,724	49,640
El Paso Gross Margin per Barrel	$19.58	$19.58	$19.58	$19.58	$19.58
Gross Profit	$972	$925	$972	$934	$972
Less: Operating Expenses	(217)	(201)	(217)	(203)	(211)
Less: Turnaround Expense	--	(40)	--	(40)	--
Less: G&A	(25)	(25)	(25)	(25)	(25)
EBITDA	**$729**	**$659**	**$729**	**$667**	**$736**
Less: DD&A	(50)	(50)	(50)	(50)	(50)
Operating Income	**$680**	**$610**	**$680**	**$617**	**$686**
Plus: DD&A	50	50	50	50	50
EBITDA	**$729**	**$659**	**$729**	**$667**	**$736**
Less: Refining Capital Expenditures	(58)	(50)	(50)	(50)	(50)
Less: Discretionary Capital Expenditures	--	--	--	--	--
Less: Turnaround Capital Expenditures	--	(20)	--	(20)	--
Cash Flow	**$672**	**$589**	**$679**	**$597**	**$686**
Retail					
Fuel Volumes (million gallons)	364.0	367.6	371.3	375.0	378.8
Fuel Margin ($ / gallon)	$0.20	$0.20	$0.20	$0.20	$0.20
Merchandise Sales	$284	$290	$295	$301	$307
Merchandise Margin	*28.5%*	*28.0%*	*28.0%*	*28.0%*	*28.0%*
Cardlock Volumes (million gallons)	64.5	64.5	64.5	64.5	64.5
Cardlock Margin ($ / gallon)	$0.19	$0.19	$0.19	$0.19	$0.19
Other Retail EBITDA	$12	$12	$12	$12	$12
Gross Profit	**$178**	**$179**	**$181**	**$183**	**$186**
Less: Operating Expenses	(124)	(124)	(124)	(124)	(124)
Less: G&A	(12)	(12)	(12)	(12)	(12)
EBITDA	**$42**	**$43**	**$45**	**$48**	**$50**
Less: DD&A	(15)	(15)	(15)	(15)	(15)
Operating Income	**$28**	**$28**	**$31**	**$33**	**$36**
Plus: DD&A	15	15	15	15	15
EBITDA	**$42**	**$43**	**$45**	**$48**	**$50**
Less: Retail Capital Expenditures	(16)	(12)	(12)	(12)	(12)
Cash Flow	**$26**	**$31**	**$33**	**$36**	**$38**

Source: WNR management

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WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Logistics Assets(1)

Bobcat System

EBITDA $7 $15 $20 $25 $30 Growth Capital Expenditures -- -- -- -- --Maintenance Capital Expenditures (1) (2) (2) (2) (2)

Cash Flow $6 $14 $18 $23 $28

D&A $6 $7 $7 $7 $7 Memo: EBITDA Attributable to WNR $7 $15 $20 $5 $10 Memo: EBITDA Attributable to WNRL -- -- -- 20 20

TexNew Mex Units

EBITDA $2 $6 $15 $16 $16 Growth Capital Expenditures -- -- -- -- --Maintenance Capital Expenditures -- -- -- -- --

Cash Flow $2 $6 $15 $16 $16

D&A $-- $-- $-- $-- $--Memo: EBITDA Attributable to WNR $2 $6 $15 $-- $--Memo: EBITDA Attributable to WNRL -- -- -- 16 16

Source: WNR management

(1)	Bobcat System and TexNew Mex Units to be dropped down to WNRL in Q1 2019E per WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions, except per share amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E 16-‘20

Deconsolidated WNR Adjusted EBITDA $828 $797 $870 $848 $917 2.6% Plus: WNRL LP Distributions 58 62 70 77 79 Plus: WNRL GP Distributions 7 13 24 36 39 Plus: LP Distributions from NTI 60 116 81 130 134

Deconsolidated WNR Adjusted EBITDA Plus Distributions $953 $988 $1,045 $1,090 $1,170 5.3%

Less: Deconsolidated Interest Expense, Net (49) (48) (48) (46) (46) Less: Cash Taxes (299) (216) (246) (339) (356) Less: Maintenance Capital Expenditures (138) (100) (101) (99) (98) Less: Turnaround Capital Expenditures -- (30) -- (20) --Less: Discretionary Capital Expenditures (164) (177) (161) (161) (161)

Deconsolidated WNR Free Cash Flow $303 $417 $489 $425 $509 13.8%

Weighted Average Shares Outstanding 94.1 94.1 94.1 94.1 94.1

WNR Dividend Per Share $1.56 $1.72 $1.88 $2.04 $2.20 9.0% WNR Dividends Paid $147 $162 $177 $192 $207

Deconsolidated Cash $931 $1,092 $1,358 $1,891 $2,217 Deconsolidated Debt 884 878 873 868 863 Deconsolidated Net Debt ($47) ($214) ($485) ($1,023) ($1,354)

Debt / Adjusted EBITDA Plus Distributions 0.9x 0.9x 0.8x 0.8x 0.7x Net Debt / Adjusted EBITDA Plus Distributions NM NM NM NM NM

Source: WNR management

WNR and WNRL Situation Analysis
Preliminary Draft – Confidential

Overview of WNRL's Logistics Segment

Summary Overview

- WNRL's logistics segment consists of assets supporting WNR's El Paso and Gallup refineries, in addition to third parties
  - Primarily located in the Delaware Basin and in the Four Corners area of northwestern New Mexico
- Assets consist of the following:
  - Approximately 670 miles of pipeline
  - Crude oil storage tanks with a combined active shell storage capacity of 620,000 barrels
  - Truck loading and unloading locations
  - Pump stations
- Acquired the remaining interest in the TexNew Mex ("TNM") Pipeline and a storage tank on October 30, 2015
  - 16-inch crude oil transmission pipeline
  - Approximately 370 miles of pipeline with capacity of 75,000 Bpd
  - 80,000 barrel capacity crude oil storage tank
  - Operates pursuant to an 80,000 barrel minimum volume commitment with WNR
  - Located at the initiation point of the TNM Pipeline, serving as a surge tank with the ability to serve either WNR's Gallup refinery or the TNM Pipeline

Logistics Assets Map


PARADOX
SAN JUAN
RATON
DELAWARE
WNRL Crude Oil Pipelines
TexNew Mex Pipeline
Storage Tank

Source: Public filings

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WNR and WNRL Situation Analysis
Preliminary Draft – Confidential

Overview of WNRL's Wholesale Operations

Summary Overview

- Distribution channel for diesel, gasoline, jet fuel, kerosene, lubricants and other industrial petroleum products
  - Includes lubricant and bulk petroleum distribution plants, unmanned fleet fueling operations and a fleet of crude oil and fuel trucks and lubricant delivery trucks
- Purchases petroleum fuels and lubricants primarily from WNR's refineries and from third-party suppliers
- Principal customers are retail fuel distributors and the mining, construction, utility, manufacturing, transportation, aviation and agricultural industries
- In the Southwest, competes with wholesale petroleum products distributors such as Pro Petroleum, Inc., Southern Counties Fuels Holdings Ltd., Synergy Petroleum, LLC, SoCo Group, Inc., C&R Distributing, Inc. and Brewer Petroleum Services, Inc.
- On the East Coast, competes with wholesale petroleum products distributors such as Shell Oil Company, BP Oil, CITGO Petroleum Corporation, Valero Energy Corporation and Exxon Mobil Corporation

Map of Wholesale Operations


WNR Refineries
Wholesale Operations
San Juan Basin
Permian Basin

WNRL Logistics and Wholesale Revenue Mix[(1)]


Third Party
$2.1 million
2%
Affiliate
$110.1 million
98%
Affiliate
$489.5 million
26%
Third Party
$1,414.6 million
74%

Total Logistics Revenue[(1)]: $112.2 million

Total Wholesale Revenue[(1)]: $1,904.2 million

Source: Public filings
(1) For the nine months ended September 30, 2015

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WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Summary Market Data ($ in millions, except per unit amounts)

Market Capitalization Balance Sheet and Credit Data

As of December 4, 2015 As of September 30, 2015(1)

Total Units Outstanding 47.3

Cash and Marketable Securities $46.4 Common Unit Price $20.46 Short-Term Debt --Total Equity Value $966.9 Long-Term Debt 445.0 Plus: Net Debt 398.6 Total Debt $445.0 Plus: Minority Interest --Net Debt $398.6 Enterprise Value $1,365.5 Plus: Minority Interest --

WNRL Financial Projections IBES Data Plus: Partners’ Capital (28.1)

Yield/ Yield/ Net Book Capitalization $370.6 Metric Multiple Metric Multiple Revolver Availability / Total Revolver Capacity $154.3 / $300.0 Distribution Yield Net Debt / Net Book Cap 107.6% Current $1.53 7.5% $1.53 7.5% Net Debt / 2015E EBITDA 3.5x 2016E 1.75 8.6% 1.75 8.6% Net Debt / 2016E EBITDA 2.4 2017E 1.99 9.7% 1.99 9.7% EV/EBITDA Current Ratings (Senior Unsecured):

2015E NA NA $112.8 12.1x Moody’s B1 2016E $141.0 9.7x 168.3 8.1 S&P B 2017E 155.0 8.8 215.7 6.3

Unit Price and Distribution Information General Partner Incentive Distribution Rights

$50.00 $2.00 Quarterly Distribution per LP Unit $0.3825

Quarterly Total Total Total Total

$40.00 LP Quarterly Quarterly Distribution Total Quarterly Quarterly Annual Annual

$1.50

Distribution Distribution to GP LP Units Distribution Distribution Distribution Distribution Price $30.00 % to LP % to GP Range Within Range per LP Unit Outstanding to LPs to GP to LPs to GP $1.00 Distribut 100.0% 0.0% $0.0000 $0.3306 $0.3306 $0.0000 47.3 $15.6 $-- $62.5 $--

85.0% 15.0% 0.3306 0.3594 0.0288 0.0051 47.3 1.4 0.2 5.4 1.0 Unit $20.00 ion 75.0% 25.0% 0.3594 0.4313 0.0231 0.0077 47.3 1.1 0.4 4.4 1.5

50.0% 50.0% 0.4313 -- -- 47.3 -- -- -- --

$0.50 $18.1 $0.6 $72.3 $2.4

$10.00 Per

% of Total Distributions to the GP 3.2%

$-- $-- Unit % of Total Distributions to the IDRs 3.2%

10/10/13 3/16/14 8/20/14 1/24/15 6/30/15 12/4/15 Distribution Per Unit WNRL Price

Source: Public filings and FactSet

(1)	Pro forma for the acquisition of the TexNew Mex Pipeline from WNR

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

Wall Street Research ($ in millions, except per unit amounts)

Current Research Analyst Recommendations

Firm Analyst Date Recommendation Target Price

Deutsche Bank Kristina Kazarian 11/16/15 Hold $25.00 Barclays Brian Zarahn 11/09/15 Overweight 33.00 Wells Fargo Michael Blum 11/05/15 Outperform -Goldman Sachs Steven Sherowski 11/04/15 Buy 30.00

Credit Suisse Bhavesh Lodaya 11/04/15 Neutral 33.00 Hold (2) 40.0%

Buy (3) 60.0%

Median: $31.50 Mean: 30.25 Low: 25.00 High: 33.00

Distribution Per Unit Estimates EBITDA Estimates

$3.00 $300.0

8

.

1	.

0 . 7

. 229

$2.50 $250.0 5 $ 1

220

05 214 0 2

. 00 9 $

99 99 99 . . $

97 . 96 $

. 2 . . .

1	$ 1 2 1 . 1 1 53 3
5	5 5 5 5 $ $ $ $ 0
7	76 7 72 7 7 7 $ $ 18 . . . 188

. . . . . . . $ 0 5 $ 0

$2.00 1 1 1 1 1 1 $200.0 . .

$ 1 168 168 5

$ $ $ $ $ $ 16 0

153 $ $ $ . 15 $ $

4	4 0 8 141

0 . $

. . . $1.50 $150.0 112 . 111 112 115 112 $ $ $ $ $

$1.00 $100.0

$0.50 $50.0

$-- $--

2016E 2017E 2015E 2016E 2017E

Deutsche Bank Barclays Wells Fargo Goldman Sachs Credit Suisse I/B/E/S Consensus WNRL Projections

Source: Bloomberg, Wall Street Research

WNR and WNRL Situation Analysis Preliminary Draft – Confidential Wall Street Research Analyst Commentary

“Key earnings takeaways are $180mm TexNew Mex crude pipe drop closed and modestly lower-than expected 3Q results from wholesale segment more than offsetting solid crude pipe volume growth. While lower crude prices are a headwind for the midstream industry, WNRL posted QoQ crude pipe volume growth on both Delaware Basin and Four Corners systems. Combining diverse asset mix of crude pipes, storage and fuels distribution, organic projects and future drop downs on a relatively small EBITDA base, WNRL looks well positioned to meet our 17% distribution CAGR estimate (2015-18). We fine-tune our price target to $33 from $35, reflecting higher cost of capital from MLP sector sell-off.”

–Barclays, Brian Zarahn; November 9, 2015

“During the quarter, WNR made a bid to acquire the remaining 62% interest in NTI not currently owned. For WNRL, the implication would be additional midstream assets available for dropdown (already reflected in our model). We are lowering our 2015 and 2016 DCF/unit estimates to $1.70 and $2.37, respectively, from $1.78 and $2.46 to reflect Q3 results and our revised assumptions for the size of expected dropdowns in 2016. We maintain our Outperform rating given the partnership’s enviable footprint in the Delaware Basin and visible growth trajectory, underpinned by low risk fee-based cash flows…We believe WNRL is poised to deliver an attractive total return driven by visible distribution growth potential supported by Permian drilling activity and dropdown acquisitions. We forecast a 5-year distribution CAGR of ~11% predicated on increasing utilization of existing assets and ~$1.2B of aggregate dropdown acquisitions and expansion capex in 2015-20. Approx. 80% of WNRL’s distribution is tax deferred.”

–Wells Fargo, Michael Blum; November 5, 2015

Source: Wall Street Research

WNR and WNRL Situation Analysis Preliminary Draft – Confidential Rating Agency Commentary

“Moody’s views WNRL’s stand-alone credit profile as more consistent with a B2 Corporate Family Rating (CFR), reflecting its stable cash flows from long-term, fee-based contracts with minimum volume commitments, and its potential growth trajectory, but restrained by its small scale of operations with limited third-party revenue, short track record as an MLP with its portfolio of assets, and high distributions associated with its MLP structure. The assigned B1 CFR reflects a one-notch uplift due to its strategic importance to WNR, as the MLP will provide WNR with critical infrastructure and a coordinated growth strategy. Additionally, WNR’s support is reflected in its significant ownership stake in WNRL… We estimate WNRL’s financial leverage, pro forma for the acquisition closed in September 2014, to be below 4x and improving further in 2015, driven by some EBITDA growth. Along with growing EBITDA, we also expect WNRL to increase distributions. WNRL’s cost of capital could also be burdened by its incentive distribution rights (IDRs), as the partnership reaches the “high splits” level at some point in the future. WNRL’s high payouts eliminate free cash flow that would otherwise be available to fund growth capital, acquisitions, or to reduce debt.”

–Amol Joshi, Moody’s February 4, 2015 Credit Rating: B1

“The partnership’s “vulnerable” business risk profile reflects its limited operating history, small scale and narrow geographic footprint, and reliance on its general partner, Western Refining, for most of its revenue. WNRL’s “significant” financial risk profile reflects expected debt to EBITDA in the low 3x area and the master limited partnership (MLP) structure, which incentivizes the partnership to pay out most of its free cash flow (after maintenance-related capital spending) to unitholders and relies on the capital markets to fund its growth strategy…WNRL’s short track record as an MLP, as well as its size, scale, and geographic diversity, limits the current rating because we view the partnership as somewhat weaker than many of its midstream peers in the ‘B’ rating category. The partnership’s asset footprint is limited to the Delaware Basin in West Texas and southern New Mexico and the Four Corners area in northwestern New Mexico; our 2015 estimate for EBITDA of about $120 million to $130 million is among the smaller MLPs that we rate.”

–Michael Grande, Standard & Poor’s

February 2, 2015 Credit Rating: B

WNR and WNRL Situation Analysis Preliminary Draft – Confidential WNRL Financial Projections – Assumptions

Assumed purchase of Bobcat Phase I in 2019E from WNR for total consideration of $180.0 million, implying a 9.0x EBITDA multiple

– WNRL financing as follows:

WNRL Financing Mix $MM %

Equity Issuance to Public $90.0 50.0% New Senior Unsecured 7.0% Notes 54.0 30.0% Revolving Credit Facility 18.0 10.0% Balance Sheet Cash 18.0 10.0%

Assumed purchase of TexNew Mex Phase II in 2019E from WNR for total consideration of $144.0 million, implying a 9.0x EBITDA multiple

– 100.0% financed with new Senior Unsecured 7.0% Notes Fully diluted units outstanding for YE 2015E calculated as:

– 47,327,748 YE 2015E basic units outstanding plus 272,872 restricted stock units

– No further dilutive securities are issued and the number of dilutive securities remains constant throughout the projection period

– Dilutive securities receive LP distributions per WNR management

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Financial Projections ($ in millions, except per unit amounts)

Set forth below are the WNRL Financial Projections as provided by WNR management on December 2, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Mainline Movements

Permian / Delaware Basin Fees

Volumes (bpd) 45,000 50,000 50,000 50,000 50,000 $/bbl fee $1.30 $1.36 $1.42 $1.49 $1.56

Permian / Delaware Basin Fees Gross Profit $21 $25 $26 $27 $29

Four Corners

Volumes (bpd) 51,500 51,500 51,500 51,500 51,500 $/bbl fee $1.02 $1.07 $1.12 $1.17 $1.23

Four Corners Gross Profit $19 $20 $21 $22 $23

TexNew Mex

Volumes (bpd) 14,126 17,609 24,875 24,875 24,875 $/bbl fee $6.65 $6.96 $7.29 $7.63 $7.99 Permian / Delaware Basin Fee Revenue $34 $45 $66 $69 $73 Less: WNR TexNew Mex Units (2) (6) (15) (16) (16)

TexNew Mex Gross Profit $33 $39 $51 $53 $57 Gathering

Permian / Delaware Basin Fees

Volumes (bpd) 24,000 24,000 24,000 24,000 24,000 $/bbl fee $0.53 $0.56 $0.58 $0.61 $0.64

Permian / Delaware Basin Fees Gross Profit $5 $5 $5 $5 $6

Four Corners

Volumes (bpd) 13,000 13,000 13,000 13,000 13,000 $/bbl fee $0.53 $0.56 $0.58 $0.61 $0.64

Four Corners Gross Profit $3 $3 $3 $3 $3

Pipeline Tank Storage

Volumes (bbl) 7,497,600 7,497,600 7,497,600 7,497,600 7,497,600 $/bbl fee $0.52 $0.53 $0.54 $0.55 $0.56

Pipeline Tank Storage Gross Profit $4 $4 $4 $4 $4

Pipeline & Gathering Organic Growth $6 $6 $13 $14 $14

Pipeline & Gathering Gross Profit $91 $101 $123 $128 $135

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Terminaling, Transportation and Storage

Crude Blendstock, Refined Product Storage

Volumes (Bbl) 82,583,568 82,583,568 82,583,568 82,583,568 82,583,568 $/Bbl fee $0.54 $0.55 $0.56 $0.57 $0.58

Crude, Blendstock, Refined Product Storage Gross Profit $44 $45 $46 $47 $48

Shipments In & Out of Storage

Volumes (Bbl) 410,000 410,000 410,000 410,000 410,000 $/Bbl fee $0.15 $0.15 $0.16 $0.16 $0.16

Shipments In & Out of Storage Gross Profit $23 $23 $24 $24 $25

Additive & Blending Service

Volumes (Bbl) 233,280 233,280 233,280 233,280 233,280 $/Bbl fee $0.13 $0.13 $0.13 $0.13 $0.14

Additive & Blending Service Gross Profit $11 $11 $11 $11 $12

Asphalt Storage

Volumes (Bbl) 5,681,640 5,681,640 5,681,640 5,681,640 5,681,640 $/Bbl fee $0.81 $0.82 $0.84 $0.86 $0.88

Asphalt Storage Gross Profit $5 $5 $5 $5 $5

Shipments In & Out of Asphalt Storage

Volumes (Bbl) 16,955 16,955 16,955 16,955 16,955 $/Bbl fee $0.97 $0.99 $1.01 $1.03 $1.05

Shipments In & Out of Asphalt Storage Gross Profit $6 $6 $6 $6 $7

Asphalt Processing & Blending

Volumes (Bbl) 4,746 4,746 4,746 4,746 4,746 $/Bbl fee $4.77 $4.87 $4.97 $5.07 $5.17

Asphalt Processing & Blending Gross Profit $8 $8 $9 $9 $9 Terminaling, Transportation and Storage Organic Growth $3 $3 $3 $3 $3 Terminaling, Transportation and Storage Gross Profit $100 $102 $104 $106 $108

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Marketing and Distribution

Fuel Volumes (thousand gallons) 1,231,830 1,256,466 1,278,094 1,303,656 1,329,729 Fuel Margin ($/gallon) $0.04 $0.04 $0.04 $0.04 $0.04

Fuel Gross Profit $43 $44 $45 $46 $47

Lubricant Volumes (thousand gallons) 12,628 12,628 12,628 12,628 12,628 Lubricant Margin ($/gallon) $0.78 $0.78 $0.78 $0.78 $0.78

Lubricant Gross Profit $10 $10 $10 $10 $10

Crude Trucking (Bpd) 52,000 52,000 52,000 52,000 52,000 Crude Trucking ($/Bbl) $2.51 $2.51 $2.51 $2.51 $2.51

Crude Trucking Gross Profit $48 $48 $48 $48 $48 Product Trucking Revenue $40 $40 $40 $40 $40 Marketing & Distribution Gross Profit $140 $141 $142 $143 $144

Source: WNR management

WNR and WNRL Situation Analysis Preliminary Draft – Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E ‘16-‘20

Distributable Cash Flow

Adjusted EBITDA $141 $155 $179 $222 $231 13.1% Less: Interest Expense, net (25) (25) (25) (37) (39) Less: Maintenance Capital Expenditures (16) (16) (16) (18) (18)

Distributable Cash Flow $100 $114 $138 $167 $174 14.9%

Distributed Cash Flow

Common Units $84 $90 $101 $116 $119 Total LP Distribution $84 $90 $101 $116 $119 GP 7 13 24 36 39

Distributed Cash Flow $91 $103 $125 $152 $158 14.8%

% to GP 7.7% 12.6% 19.2% 23.7% 24.7%

GP IDRs $7.0 $13.0 $24.0 $36.0 $39.0

Weighted Average LP Units Outstanding 47.6 47.6 47.6 49.4 49.4

DCF / LP Unit $1.85 $2.00 $2.25 $2.49 $2.57 8.4%

Distribution / LP Unit $1.76 $1.89 $2.12 $2.34 $2.40 8.1%

LP Coverage 1.20x 1.26x 1.37x 1.44x 1.46x Total Coverage 1.10x 1.10x 1.10x 1.10x 1.10x Distributable Cash Flow Surplus / (Shortfall) $9.0 $11.0 $13.0 $15.0 $16.0

Credit Metrics

Debt / Adjusted EBITDA 3.2x 2.9x 2.5x 3.0x 2.9x Net Debt / Adjusted EBITDA 3.0 2.7 2.3 2.8 2.6

Capital Structure

Cash $18 $28 $41 $38 $54 Total Debt 445 445 445 661 661 Net Debt $427 $417 $404 $623 $607

Source: WNR management

E. Indicative Valuation of the Proposed Consideration

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Summary

Implied Current Trading	
Cash	$15.00
+ Value of 0.2986 WNR Shares[1]	13.09
Total	**$28.09**

Give

Preliminary Implied Value of NTI Stand Alone

Methodology	NTI Unit Implied Value Range		
Management Pricing			
DCF	$24.91	-	$30.63
Precedent Transactions	16.81	-	25.71
Peer Group Trading - By Segment	19.52	-	26.62
Peer Group Trading - Total EBITDA	18.93	-	28.50
Merger Premiums Paid - MLP Buy-Ins	10.04	-	37.95
Merger Premiums Paid - Refining Transactions	23.26	-	36.48
Historical Pricing			
DCF	$26.78	-	$33.47
Precedent Transactions	16.81	-	22.69
Peer Group Trading - By Segment	17.06	-	27.58
Peer Group Trading - Total EBITDA	16.23	-	29.69
Merger Premiums Paid - MLP Buy-Ins	10.04	-	37.95
Merger Premiums Paid - Refining Transactions	23.26	-	36.48

Get

Implied Value of WNR Pro Forma

Methodology	WNR Share Price Range			Implied Total Value to NTI Unitholders		
Management Pricing						
DCF	$62.68	-	$89.00	$31.70	-	$37.67
Precedent Transactions	25.25	-	69.19	23.22	-	33.18
Peer Group Trading	48.22	-	72.51	28.43	-	33.93
Historical Pricing						
DCF	$78.67	-	$111.63	$35.33	-	$42.79
Precedent Transactions	25.25	-	87.62	23.22	-	37.35
Peer Group Trading	63.08	-	94.01	31.80	-	38.80

12/4/15 NTI Unit Price: $26.45

(1) Based on December 4, 2015 WNR closing share price of $43.83

EVERCORE 84 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Summary Valuation Analysis – NTI Unit


Discounted Cash Flow
Precedent Transactions
Peer Group Trading
By Segment
Refining/Variable Distribution MLPs
Premiums Paid Analysis
MLP Buy-Ins
Refining Transactions
Management Pricing
Historical Pricing
Current NTI Unit Price of $26.45(1)
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
$30.63
$24.91
$33.47
$26.78
$25.71
$16.81
$22.69
$16.81
$26.62
$19.52
$27.58
$17.06
$28.50
$18.93
$29.69
$16.23
$37.95
$10.04
$37.95
$10.04
$36.48
$23.26
$36.48
$23.26

Discounted Cash Flow	Precedent Transactions	Peer Group Trading – By Segment	Peer Group Trading – Refining/Variable Distribution MLPs	Premiums Paid Analysis – MLP Buy-Ins	Premiums Paid Analysis – Refining Transactions
9.0% - 10.0% WACC	*2016E: Refining EBITDA at 6.0x - 7.5x; Logistics EBITDA at 9.0x - 11.0x; Retail EBITDA at 9.0x - 11.0x; Corporate Costs EBITDA at 6.5x - 8.0x*	*2016E: Refining EBITDA at 5.0x - 6.0x; Logistics EBITDA at 8.0x - 11.0x; Retail EBITDA at 10.0x - 12.0x; Corporate Costs EBITDA at 5.5x - 7.0x*	*2016E EBITDA at 5.5x - 7.0x*	*Median 1-Day Premium: 17.5%*	*Median 1-Day Premium: 8.0%*
2020E EBITDA Exit Multiple of 5.5x - 6.5x			*2017E EBITDA at 5.5x - 7.0x*	*Median 5-Day Premium: 17.2%*	*Median 5-Day Premium: 7.9%*
Perpetuity Growth Rate of 1.00% - 1.50%				*Median 30-Day Premium: 17.7%*	*Median 30-Day Premium: 38.5%*
	NTI Complexity Barrels at $1,300 - $1,700 Complexity Barrel Multiple	*2017E: Refining EBITDA at 5.0x - 6.0x; Logistics EBITDA at 7.0x - 9.0x; Retail EBITDA at 9.0x - 11.0x; Corporate Costs EBITDA at 5.5x - 7.0x*		*Median 52-Week High Premium: (10.5%)*	*Median 52-Week High Premium: (3.5%)*
				Median Implied NTI Price of $28.66[2]	*Median Implied NTI Price of $26.78[2]*

(1) As of December 4, 2015
(2) Shown as dark bars within the range above

EVERCORE 85 NORTHERN TIER

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential Summary Valuation Analysis – $15.00 in Cash and 0.2986 WNR Shares per NTI Unit

Discounted Cash Precedent Peer Group Flow Transactions Trading

$50.00 Indicative Value of Proposed Consideration Management Pricing

$45.00 Historical Pricing $42.79

$40.00 $38.80

$37.67 $37.35

$35.00 $33.18 $33.93

$35.33 $32.00

$30.00 $31.70 $31.80

$28.43 $29.00

$25.00

$23.22 $23.22

$20.00

$15.00

$10.00

$5.00

$ -

9.0% - 10.0% WACC 2016E Refining EBITDA at 6.0x - 7.5x 2016E EBITDA at 2020E EBITDA Exit Multiple of 2016E Logistics EBITDA at 9.0x - 11.0x 5.5x - 7.0x

5.5x - 6.5x 2016E Retail EBITDA at 9.0x - 11.0x 2017E EBITDA at Perpetuity Growth Rate of WNR Complexity Barrels 5.5x - 7.0x

1.00% - 1.50% at $1,300 - $1,700 WNRL Units at $650.0 Million - $800.0 Million WNRL Units at $650.0 Million - $800.0 Million Complexity Barrel Multiple WNRL GP at $250.0 Million - $450.0 Million WNRL GP at $250.0 Million - $450.0 Million Corporate Costs EBITDA at

6.5x - 8.0x

WNRL Units at $650.0 Million - $800.0 Million WNRL GP at $250.0 Million - $450.0 Million

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential Summary Valuation Analysis – NTI Unit

Discounted Precedent Peer Group Trading Premiums Paid Analysis

Cash Flow Transactions By Segment Refining/Variable Distribution MLPs MLP Buy-Ins Refining Transactions

$50.00 Indicative Valuation of Proposed Consideration Management Pricing Historical Pricing Current NTI

$45.00

Unit Price of

$26.45(1)

$40.00

$37.95 $37.95

$36.48 $36.48

$35.00

$33.47

$32.00

$30.63 $29.69

$30.00

$27.58 $28.50

$26.62 $29.00

$25.71

$26.78

$25.00

$24.91 $22.69

$23.26 $23.26

$20.00

$19.52

$18.93

$16.81 $16.81 $17.06 $16.23

$15.00

$10.00

$10.04 $10.04

$5.00 $--

(1)	As of December 4, 2015

Indicative Valuation of the Proposed Consideration *Preliminary Draft – Confidential*

Valuation Methodologies

- In valuing the WNR shares comprising part of the Proposed Consideration, Evercore utilized the following analytical approaches and methodologies:

Methodology		Description	Assumptions
DCF	Discounted Cash Flow Analysis	▪ Values WNR based on the concepts of the time value of money ▪ Utilizing the WNR Financial Projections, Evercore: – Calculated terminal values based on a range of multiples of EBITDA derived from precedent transactions as well as assumed perpetuity growth rates – Utilized varying WACC discount rates to derive after-tax valuation ranges for WNR	▪ Cash taxes per WNR Financial Projections ▪ EBITDA exit multiple of 5.5x to 6.5x and a perpetuity growth rate of 1.0% to 1.5% ▪ For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures ▪ WACC based on CAPM as set forth in the Appendix ▪ Tax rate of 35.0% ▪ Discounted the projected cash flows to January 1, 2016
DCF	Discounted Distribution Analysis	▪ Valuation based on the present value of the future LP and GP cash distributions to WNR from WNRL	▪ Projected LP and GP distributions from WNRL ▪ Terminal exit yield range of 5.5% to 7.5% for LP cash flows ▪ Terminal GP cash flow multiple of 15.0x to 20.0x ▪ Cost of equity based on CAPM and total expected market return as set forth in the Appendix
Precedent M&A Transactions Analysis: Sum of the Parts		▪ Values WNR based on values paid in recent transactions involving assets similar to each of WNR's refining, logistics and retail businesses ▪ Values WNRL LP interest based on precedent transactions involving assets similar to those owned by WNRL ▪ Values WNR's WNRL GP interest based on precedent transactions for general partners	▪ Enterprise value / EBITDA multiple applied to 2016E EBITDA for WNR and discounted capital expenditures at a 9.5% cost of capital ▪ Enterprise value / EBITDA multiple applied to 2016E EBITDA for WNRL and discounted capital expenditures at a 8.0% cost of capital ▪ GP cash flow multiple based on precedent transactions
Peer Group Trading Analysis		▪ Valuation based on multiples of enterprise value / relevant EBITDA for comparable publicly-traded entities with similar assets to WNR ▪ Valuation based on multiples of enterprise value / relevant EBITDA for publicly-traded crude oil and refined product MLPs ▪ Values GP cash flows based on GP cash flow multiples of publicly-traded general partners	▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E EBITDA for WNR ▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E EBITDA for WNRL ▪ Enterprise value / GP only distributions applied to 2016E and 2017E GP distributions

EVERCORE 88 NORTHERN TIER

Indicative Valuation of the Proposed Consideration *Preliminary Draft – Confidential*

DCF Analysis – Assumptions

- Evercore utilized a DCF Analysis based on the following assumptions:
  - Effective date of January 1, 2016
  - EBITDA and capital expenditures through December 31, 2020E per the WNR Financials Projections as reviewed herein
  - Cash taxes per WNR Financial Projections
  - Midpoint discount rate of 9.5% utilizing a weighted average cost of capital based on the Capital Asset Pricing Model as detailed in the Appendix
  - Terminal value based on both: (i) a 5.5x to 6.5x EBITDA exit multiple and (ii) a 1.0% to 1.5% perpetuity growth rate
    - Tax depreciation is set equal to maintenance capital expenditures in perpetuity

EVERCORE 89 NORTHERN TIER

Indicative Valuation of the Proposed Consideration Preliminary Draft – Confidential

DCF Analysis – Management Pricing ($ in millions, except per share/unit amounts)

Summary Results

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA - Deconsolidated Pro Forma WNR Assets $912.0 $949.0 $1,045.0 $1,059.0 $1,114.0 $1,114.0 $1,114.0 Less: Tax Depreciation and Amortization(1) (292.0) (594.7) (473.6) (301.9) (339.7) (98.0) EBIT $620.0 $354.3 $571.4 $757.1 $774.3 $1,016.0 Less: Cash Taxes per WNR Financial Projections (217.0) (124.0) (200.0) (265.0) (271.0) (355.6) EBIAT $403.0 $230.3 $371.4 $492.1 $503.3 $660.4 Plus: Tax Depreciation and Amortization 292.0 594.7 473.6 301.9 339.7 98.0 Plus: Cash Proceeds from Logistics Asset Drop Downs 370.0 -- -- 324.0 -- --Less: Turnaround Expense (57.0) (95.0) (53.0) (42.0) (30.0) (30.0) Less: Turnaround Capital Expenditures -- (30.0) -- (20.0) --Less: Maintenance Capital Expenditures (138.0) (100.0) (101.0) (99.0) (98.0) (98.0) Less: Growth Capital Expenditures (164.0) (177.0) (161.0) (161.0) (161.0) --Unlevered Free Cash Flow $706.0 $423.0 $530.0 $796.0 $554.0 $630.4 EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $6,684.0 $7,736.7 PV of Terminal Value @ 9.5% $4,245.9 - $4,914.6 Plus: PV of Unlevered Free Cash Flow @ 9.5% 2,413.9 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% --Implied Enterprise Value - Deconsolidated Pro Forma WNR Assets $6,659.8 - $7,328.5 Plus: Implied Equity Value of Interest in WNRL LP 650.0 - 800.0 Plus: Implied Equity Value of WNRL GP 250.0 - 450.0 Implied Enterprise Value - Deconsolidated Pro Forma WNR $7,559.8 $8,578.5 Less: Projected Debt Outstanding as of January 1, 2016 ($1,761.0) Plus: Projected Cash as of January 1, 2016 667.0 Implied Equity Value $6,465.8 - $7,484.5 Shares Outstanding (2) 107.2

Implied WNR Value per Share $60.29 - $69.79 x 0.2986x per NTI Unit $18.00 - $20.84

+ $15.00 per NTI Unit $15.00 - $15.00

Implied Value per NTI Unit $33.00 - $35.84

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $33.0 5.0x 5.5x 6.0x 6.5x 7.0x $35.8 0.75% 1.00% 1.25% 1.50% 1.75% 8.5% $31.64 $32.67 $33.70 $34.74 $35.77 8.5% $37.48 $38.02 $38.60 $39.23 $39.90

CC 9.0% 31.33 32.34 33.35 34.36 35.36 CC 9.0% 36.16 36.63 37.13 37.67 38.24 A 9.5% 31.03 32.02 33.00 33.99 34.97 A 9.5% 34.99 35.40 35.84 36.30 36.79 W 10.0% 30.74 31.70 32.67 33.63 34.59 W 10.0% 33.96 34.32 34.70 35.10 35.53

10.5% 30.45 31.40 32.34 33.28 34.22 10.5% 33.02 33.34 33.68 34.03 34.40

(1)	Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

(2) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2986x exchange ratio

Preliminary Draft – Confidential

DCF Analysis – Historical Pricing ($ in millions, except per share/unit amounts)

Sensitivity Analyses

Summary Results

Indicative Valuation of the Proposed Consideration

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity

2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA—Deconsolidated Pro Forma WNR Assets $1,132.0 $1,199.0 $1,169.0 $1,261.0 $1,344.0 $1,344.0 $1,344.0

Less: Tax Depreciation and Amortization(1) (277.7) (581.9) (466.1) (292.4) (326.9) (98.0)

EBIT $854.3 $617.1 $702.9 $968.6 $1,017.1 $1,246.0

Less: Cash Taxes per WNR Financial Projections (299.0) (216.0) (246.0) (339.0) (356.0) (436.1)

EBIAT $555.3 $401.1 $456.9 $629.6 $661.1 $809.9

Plus: Tax Depreciation and Amortization 277.7 581.9 466.1 292.4 326.9 98.0

Plus: Cash Proceeds from Logistics Asset Drop Downs 370.0 — — 324.0 — —

Less: Turnaround Expense (57.0) (95.0) (53.0) (42.0) (30.0) (30.0)

Less: Turnaround Capital Expenditures — (30.0) — (20.0) —

Less: Maintenance Capital Expenditures (138.0) (100.0) (101.0) (99.0) (98.0) (98.0)

Less: Growth Capital Expenditures (164.0) (177.0) (161.0) (161.0) (161.0) —

Unlevered Free Cash Flow $844.0 $581.0 $608.0 $924.0 $699.0 $779.9

EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25%

Terminal Value $8,064.0 $9,571.5

PV of Terminal Value @ 9.5% $5,122.5—$6,080.1

Plus: PV of Unlevered Free Cash Flow @ 9.5% 2,935.4

Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% —

Implied Enterprise Value—Deconsolidated Pro Forma WNR Assets $8,057.9—$9,015.5

Plus: Implied Equity Value of Interest in WNRL LP 650.0—800.0

Plus: Implied Equity Value of WNRL GP 250.0—450.0

Implied Enterprise Value—Deconsolidated Pro Forma WNR $8,957.9 $10,265.5

Less: Projected Debt Outstanding as of January 1, 2016 ($1,761.0)

Plus: Projected Cash as of January 1, 2016 667.0

Implied Equity Value $7,863.9—$9,171.5

Shares Outstanding (2) 107.2

Implied WNR Value per Share $73.33—$85.52

x 0.2986x per NTI Unit $21.90—$25.54

+ $15.00 per NTI Unit $15.00—$15.00

Implied Value per NTI Unit $36.90—$40.54

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity

EBITDA Multiple Perpetuity Growth Rate

$36.9 5.0x 5.5x 6.0x 6.5x 7.0x $40.5 0.75% 1.00% 1.25% 1.50% 1.75%

8.5% $35.25 $36.50 $37.74 $38.99 $40.23 8.5% $42.56 $43.23 $43.95 $44.72 $45.55

9.0% 34.88 36.10 37.31 38.53 39.75 9.0% 40.93 41.51 42.13 42.79 43.50

9.5% 34.52 35.71 36.90 38.08 39.27 9.5% 39.49 40.00 40.54 41.11 41.72

10.0% 34.16 35.33 36.49 37.65 38.81 10.0% 38.21 38.65 39.12 39.62 40.15

10.5% 33.82 34.96 36.09 37.23 38.36 10.5% 37.06 37.45 37.87 38.30 38.76

WACC

WACC

(1)	Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

(2) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2986x exchange ratio

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Precedent M&A Transactions

($ in millions)

Corporate Refining Transactions

Date Announced	Acquiror	Target	Transaction Value	Barrels per Day of Capacity	Nelson Complexity	Barrels per Day of Complexity	EBITDA Multiple	$/Bpd of Complexity
2/16/2012	Icahn Partners	CVR Energy	$3,531	185,000	11.5	2,127,500	5.3x	$1,659.6
2/22/2011	Holly	Frontier	2,749	187,000.0	11.0	2,057,000	5.8	1,336.3
8/28/2006	Western Refining	Giant Industries	1,325	99,000	10.5	1,036,410	9.0	1,278.4
4/25/2005	Valero	Premcor	7,588	790,000	9.7	7,629,030	7.2	994.6
Mean							**6.8x**	**$1,317.2**
Median							**6.5**	**1,307.4**

Refining Asset Transactions

Date Announced	Buyer	Seller	Transaction Value	Asset	Capacity (MBpd)	Nelson Complexity	EBITDA Multiple	$/Bpd of Complexity
9/30/2015	PBF Energy Inc.	ExxonMobil	$538	Torrance refinery in California	155.0	14.9	1.5x	$232.7
6/18/2015	PBF Energy Inc.	ExxonMobil & Petroleos de Venezuela S.A.	322	Chalmette refinery outside New Orleans, LA and related midstream and downstream assets	189.0	12.7	2.0	134.1
11/12/2013	Western Refining, Inc.	ACON Investments and TPG	775	Ownership interest in Northern Tier Energy LP	89.5	11.5	5.2	753.0
6/7/2013	Par Petroleum Corp.	Tesoro Corp.	75	94,000 b/d Kapolei refinery, retail stations and associated logistics assets	94.0	5.7	3.9	140.0
10/8/2012	Marathon Petroleum Corporation	BP plc	848	451,000 b/d Texas City refinery and retail and logistics assets	451.0	15.3	3.7	122.9
8/14/2012	Calumet Specialty Products Partners LP	Connacher Oil and Gas Limited	120	9,800 b/d Montana refinery	9.8	9.3	2.4	1,316.7
8/13/2012	Tesoro Corporation	BP plc	1,175	Carson refinery, ARCO-branded retail marketing network & other assets	266.0	13.3	3.4	332.1
4/30/2012	Delta Air Lines, Inc.	Phillips 66	180	185,000 b/d Trainer refinery in Pennsylvania	185.0	8.0	NA	121.6
11/2/2011	CVR Energy Inc.	Gary-Williams Energy Corp.	525	70,000 bpd Wynnewood, Oklahoma refinery and associated working capital	70.0	9.3	1.9	806.5
9/2/2011	Valero Energy Corporation	Murphy Oil Corporation	325	135,000 b/d Meraux refinery in Louisiana	135.0	10.2	NA	236.0
7/26/2011	Calumet Specialty Products Partners LP	Murphy Oil Corporation	214	45,000 b/d Superior, Wisconsin refinery, associated operating assets and inventories	45.0	8.9	NA	534.3
4/15/2011	NuStar Energy L.P.	Age Refining, Inc.	41	14,500 b/d refinery in San Antonio, Texas and 200,000 bbl terminal in Elmendorf, Texas	14.5	3.0	0.7	942.5
3/21/2011	Delek Group Ltd;Delek US Holdings, Inc.	Ergon, Inc.	145	Additional 53.7% interest in 80,000 b/d refinery in El Dorado, Arkansas and related midstream and downstream assets	43.0	9.0	NA	375.0
12/2/2010	PBF Holding Company LLC	Sunoco Incorporated	400	170,000 b/d Toledo, Ohio refinery	170.0	9.2	2.0	255.8
9/27/2010	PBF Energy Partners LP	Valero Energy Corporation	358	185,000 b/d Paulsboro refinery in New Jersey	185.0	13.2	1.9	146.5
5/19/2010	TPG Capital LP	Marathon Oil Corporation	605	Marathon's downstream assets in Minnesota including the 74,000 b/d St. Paul Park refinery and associated terminal	74.0	9.5	2.5	860.6
4/8/2010	PBF Energy Partners LP	Valero Energy Corporation	220	Shut in 210,000 b/d Delaware City refinery that was being used as a refined products terminal	210.0	10.0	NA	104.8
3/9/2010	Petroleo Brasileiro SA	Transcor Astra Group S.A.	639	Remaining 50% interest in 117,000 b/d (58,500 b/d net to 50% interest) refinery in Pasadena, Texas	58.5	7.6	NA	1,437.5
2/3/2010	Alon USA Energy, Inc.	Flying J Inc./Old;Flying J Oil & Gas Inc.	40	Refinery in Bakersfield, California, with 70,000 b/d crude refining capacity	70.0	9.4	0.4	60.8
10/20/2009	Holly Corp.	Sinclair Oil Corporation	129	75,000 b/d refinery in Tulsa, Oklahoma, including approx. 2.3 MMbbls of storage	75.0	5.0	NA	342.7
8/7/2009	Blue Dolphin Energy Company	Lazarus Energy Holdings LLC	73	Light sweet crude 15,000 b/d topping unit, 560,000 barrels of storage capacity and a barge and truck terminal	15.0	NA	NA	NA
4/16/2009	Holly Corp.	Sunoco Incorporated	65	85,000 b/d Tulsa refinery	85.0	10.3	0.4	74.2
5/8/2008	Alon USA Energy, Inc.	Valero Energy Corporation	390	83,000 b/d refinery in Krotz Springs, Louisiana	83.0	6.8	2.0	587.0
12/5/2007	Husky Energy Incorporated	BP plc	1,163	50% stake in Toledo oil refinery in Ohio	115.0	7.8	NA	1,293.0
11/7/2007	NuStar Energy L.P.	Citgo Petroleum Corp.;Petroleos de Venezuela S.A.	450	2 asphalt refineries, 3 terminals	104.0	NA	6.0	NA
5/2/2007	Husky Energy Incorporated	Valero Energy Corporation	1,700	Lima, Ohio refinery with 165,000 b/d throughput capacity	165.0	10.4	6.3	1,107.0
1/29/2007	Tesoro Corporation	Royal Dutch Shell plc;Shell Oil Products U.S.	1,547	100,000 b/d Los Angeles refinery (Wilmington) and related assets	100.0	16.4	3.8	857.0
Mean							**2.9x**	**$556.8**
Median							**2.5**	**375.0**

Source: Public filings

EVERCORE 92 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Precedent M&A Transactions (cont'd)

($ in millions)

Retail Transactions

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
2015	CST Brands, Inc. / Flash Foods, Inc.	$425	NA
2015	Sunoco LP / 31.58% interest in Sunoco, LLC (Energy Transfer Partners, L.P.)	816	NA
2014	CrossAmerica Partners LP / Landmark Industries	44	10.6x
2014	CrossAmerica Partners LP / 5% interest in CST Fuel Supply LP	50	11.0
2014	CrossAmerica Partners LP / Erickson Oil Products, Inc.	85	9.8
2014	CST Brands, Inc. & CrossAmerica Partners LP / Nice N Easy Grocery Shoppes	77	10.8
2014	Marathon Petroleum Corporation / 1,256 retail gas stations, transport operations and shipper history on various pipelines (Hess Corporation)	2,900	16.4
2014	Energy Transfer Partners, L.P. / 630 retail gas stations and 11.0 million Susser Petroleum Partners LP common units and IDRs (Susser Holdings Corporation)	1,800	10.7
Mean			**11.5x**
Median			**10.7**

Source: Public filings

EVERCORE 93 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Retail Transactions

Date Transaction EBITDA

Announced Acquiror / Target (Seller) Value Multiple

2015 CST Brands, Inc. / Flash Foods, Inc. $425 NA

2015 Sunoco LP / 31.58% interest in Sunoco, LLC (Energy Transfer Partners, L.P.) 816 NA

2014 CrossAmerica Partners LP / Landmark Industries 44 10.6x

2014 CrossAmerica Partners LP / 5% interest in CST Fuel Supply LP 50 11.0

2014 CrossAmerica Partners LP / Erickson Oil Products, Inc. 85 9.8

2014 CST Brands, Inc. & CrossAmerica Partners LP / Nice N Easy Grocery Shoppes 77 10.8

2014 Marathon Petroleum Corporation / 1,256 retail gas stations, transport operations and shipper history on various pipelines (Hess Corporation) 2,900 16.4

2014 Energy Transfer Partners, L.P. / 630 retail gas stations and 11.0 million Susser Petroleum Partners LP common units and IDRs (Susser Holdings Corporation) 1,800 10.7

Mean 11.5x

Median 10.7

Preliminary Draft – Confidential

Precedent M&A Transactions (cont’d) ($ in millions)

Source: Public filings

Indicative Valuation of the Proposed Consideration

Crude Oil Pipeline and Terminal Transactions

Transaction Forward Year

Date Value EBITDA

Announced Acquiror/Target (Seller) ($MM) Multiple

11/2015 Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.) $180.0 NA

05/2015 Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP) 448.0 10.0x

05/2015 PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.) 143.0 10.0

12/2014 Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC) 175.0 9.0

12/2014 MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation) 800.0 10.0

10/2014 Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66) 330.0 8.6

02/2014 MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation) 310.0 10.0

02/2014 Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66) 700.0 10.4

06/2013 Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company) 355.0 10.9

04/2013 MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation) 100.0 9.5

02/2013 Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.) 190.0 NA

12/2012 Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company) 400.0 12.1

07/2012 Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC 315.0 10.5

11/2011 Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips) 850.0 11.9

03/2011 Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.) 225.0 9.0

Mean 10.1x

Median 10.0x

Preliminary Draft – Confidential

Indicative Valuation of the Proposed Consideration

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2986x exchange ratio

Precedent M&A Transactions Analysis – Management Pricing ($ in millions, except per share/unit amounts)

Summary Results

Low High

Refining—EBITDA

2016E EBITDA $903

Relevant EBITDA Multiple 6.0x—7.5x

Implied Enterprise Value Range on December 31, 2016 $5,418—$6,773

Refining—Complexity

Refining Capacity (Barrels per stream day) 268,000

Nelson Complexity 9.5

Complexity Barrel Multiple $1,300—$1,700

Implied Enterprise Value Range on December 31, 2016 $3,314—$4,334

Relevant Refining Enterprise Value Range on December 31, 2016 $3,314—$6,773

Logistics

2016E EBITDA $34

Relevant EBITDA Multiple 9.0x—11.0x

Implied Enterprise Value Range on December 31, 2016 $306—$374

Retail

2016E EBITDA $67

Relevant EBITDA Multiple 9.0x—11.0x

Implied Enterprise Value Range on December 31, 2016 $603—$737

Corporate Costs

2016E EBITDA ($90)

Weighted Average EBITDA Multiple 6.5x—8.0x

Implied Enterprise Value Range on December 31, 2016 ($585)—($720)

Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate $3,349—$6,574

Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate (150)

Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate (52)

Implied Enterprise Value $3,147—$6,373

Plus: Implied Equity Value of Interest in WNRL LP 650—800

Plus: Implied Equity Value of WNRL GP 250—450

Total Enterprise Value Range $4,047—$7,623

Less: Projected WNR Debt Outstanding as of January 1, 2016 (1,761)

Plus: Projected WNR Cash as of January 1, 2016 667

Implied Equity Value $2,953—$6,529

Shares Outstanding (1) 107.2

Implied WNR Price per Share $27.54—$60.88

x 0.2986x per NTI Unit $8.22—$18.18

+ $15.00 per NTI Unit $15.00—$15.00

Implied Value per NTI Unit $23.22—$33.18

Preliminary Draft – Confidential

Indicative Valuation of the Proposed Consideration

Precedent M&A Transactions Analysis – Historical Pricing ($ in millions, except per share/unit amounts)

Summary Results

Low High

Refining—EBITDA

2016E EBITDA $1,122

Relevant EBITDA Multiple 6.0x—7.5x

Implied Enterprise Value Range on December 31, 2016 $6,732—$8,415

Refining—Complexity

Refining Capacity (Barrels per stream day) 268,000

Nelson Complexity 9.5

Complexity Barrel Multiple $1,300—$1,700

Implied Enterprise Value Range on December 31, 2016 $3,314—$4,334

Relevant Refining Enterprise Value Range on December 31, 2016 $3,314—$8,415

Logistics

2016E EBITDA $34

Relevant EBITDA Multiple 9.0x—11.0x

Implied Enterprise Value Range on December 31, 2016 $306—$374

Retail

2016E EBITDA $67

Relevant EBITDA Multiple 9.0x—11.0x

Implied Enterprise Value Range on December 31, 2016 $603—$737

Corporate Costs

2016E EBITDA ($90)

Weighted Average EBITDA Multiple 6.5x—8.0x

Implied Enterprise Value Range on December 31, 2016 ($585)—($720)

Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate $3,349—$8,074

Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate (150)

Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate (52)

Implied Enterprise Value $3,147—$7,873

Plus: Implied Equity Value of Interest in WNRL LP 650—800

Plus: Implied Equity Value of WNRL GP 250—450

Total Enterprise Value Range $4,047—$9,123

Less: Projected WNR Debt Outstanding as of January 1, 2016 (1,761)

Plus: Projected WNR Cash as of January 1, 2016 667

Implied Equity Value $2,953—$8,029

Shares Outstanding (1) 107.2

Implied WNR Price per Share $27.54—$74.86

x 0.2986x per NTI Unit $8.22—$22.35

+ $15.00 per NTI Unit $15.00—$15.00

Implied Value per NTI Unit $23.22—$37.35

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2986x exchange ratio

Preliminary Draft – Confidential

Peer Group Trading Analysis ($ in millions, except per share amounts)

Source: Public filings and FactSet

Indicative Valuation of the Proposed Consideration

Market Total

Share Price Equity Enterprise TEV / EBITDA TEV / Dividend

Company 12/4/15 Value Value 2015E 2016E 2017E Complexity Barrel Yield

Refining C-Corporations

Alon USA Energy, Inc. $16.86 $1,384 $1,591 4.4x 4.9x 4.6x $786.0 3.6%

CVR Energy, Inc. 44.97 3,907 4,267 5.8 5.5 7.7 1,774.1 4.4%

Delek US Holdings, Inc. 39.59 2,517 3,305 10.3 8.0 8.1 2,407.9 1.5%

Holly Frontier Corporation 47.90 8,793 10,096 5.2 5.9 5.8 1,868.1 2.8%

Marathon Petroleum Corporation 55.63 30,327 35,623 5.2 5.4 5.4 1,854.0 2.3%

PBF Energy, Inc. 38.70 3,831 5,173 5.8 4.6 4.3 479.7 3.1%

Phillips 66 90.20 48,766 53,733 6.9 7.4 6.8 2,263.4 2.5%

Tesoro Corporation 112.37 13,921 19,242 4.9 6.8 6.9 1,968.5 1.8%

Valero Energy Corporation 71.39 34,777 37,404 4.4 5.0 5.0 1,040.2 2.8%

Mean 5.9x 5.9x 6.1x $1,604.7 2.7%

Median 5.2 5.5 5.8 1,854.0 2.8%

Preliminary Draft – Confidential

Indicative Valuation of the Proposed Consideration

Peer Group Trading Analysis – Management Pricing ($ in millions, except per share/unit amounts)

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2986x exchange ratio

Low High

2016E EBITDA $912

Relevant EBITDA Multiple 5.5x—7.0x

Implied Enterprise Value Range $5,016—$6,384

2017E EBITDA $949

Relevant EBITDA Multiple 5.5x—7.0x

Implied Enterprise Value Range $5,220—$6,643

Implied Enterprise Value Range $5,016—$6,643

Plus: Implied Equity Value of Interest in WNRL LP 650—800

Plus: Implied Equity Value of WNRL GP 250—450

Total Enterprise Value Range $5,916—$7,893

Less: Projected Debt Outstanding as of January 1, 2016 (1,761)

Plus: Projected Cash as of January 1, 2016 667

Implied Equity Value $4,822—$6,799

Shares Outstanding (1) 107.2

Implied WNR Price per Share $44.96—$63.40

x 0.2986x per NTI Unit $13.43—$18.93

+ $15.00 per NTI Unit $15.00—$15.00

Implied Value per NTI Unit $28.43—$33.93

Summary Results

Preliminary Draft – Confidential

Indicative Valuation of the Proposed Consideration

Peer Group Trading Analysis – Historical Pricing ($ in millions, except per share/unit amounts)

Low High

2016E EBITDA $1,132

Relevant EBITDA Multiple 5.5x—7.0x

Implied Enterprise Value Range $6,226—$7,924

2017E EBITDA $1,199

Relevant EBITDA Multiple 5.5x—7.0x

Implied Enterprise Value Range $6,595—$8,393

Implied Enterprise Value Range $6,226—$8,393

Plus: Implied Equity Value of Interest in WNRL LP 650—800

Plus: Implied Equity Value of WNRL GP 250—450

Total Enterprise Value Range $7,126—$9,643

Less: Projected Debt Outstanding as of January 1, 2016 (1,761)

Plus: Projected Cash as of January 1, 2016 667

Implied Equity Value $6,032—$8,549

Shares Outstanding (1) 107.2

Implied WNR Price per Share $56.25—$79.72

x 0.2986x per NTI Unit $16.80—$23.80

+ $15.00 per NTI Unit $15.00—$15.00

Implied Value per NTI Unit $31.80—$38.80

Summary Results

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 13,155,773 WNR shares issued based on the 0.2986x exchange ratio

Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP – Total Equity Value Attributable to WNR(1)

($ in millions)

Indicative Valuation of the Proposed Consideration

Discounted Precedent Peer Group

Distributions Transactions Trading

WNRL LP Distributions at 2016E WNRL EBITDA 2016E WNRL EBITDA

5.50%—7.50% Terminal Yield at 9.0x—11.0x at 8.0x—11.0x

Cost of Capital Based on CAPM and EBITDA Multiple EBITDA Multiple

Total Expected Market Return 2017E WNRL EBITDA

at 7.0x—9.0x

EBITDA Multiple

$650

$800

$641

$555

$636

$1,206

$791

$1,038

$ -

$250

$500

$750

$1,000

$1,250

$1,500 Indicative Value Range

(1)	Based on 30,969,592 WNRL units owned by WNR as of January 1, 2016
(2)	As of December 4, 2015

Current Market

Value of $634(1)(2)

Preliminary Draft – Confidential

Discounted Precedent Peer Group

Distributions Transactions Trading

WNRL LP Distributions at 2016E WNRL EBITDA 2016E WNRL EBITDA

5.50%—7.50% Terminal Yield at 9.0x—11.0x at 8.0x—11.0x

Cost of Capital Based on CAPM and EBITDA Multiple EBITDA Multiple

Total Expected Market Return 2017E WNRL EBITDA

at 7.0x—9.0x

EBITDA Multiple

$20.99

$25.83

$20.70

$17.93

$20.52

$38.95

$25.53

$33.53

$ -

$10.00

$20.00

$30.00

$40.00

$50.00

Preliminary Valuation Analysis of WNRL LP – Per Unit

(1)	As of December 4, 2015

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Discounted Distribution Analysis

- The analysis below sets forth WNRL's projected annual distributions per unit based on the WNRL Financial Projections for the years ending December 31, 2016E, 2017E, 2018E, 2019E and 2020E discounted at a cost of equity for WNRL ranging between 9.0% and 10.0% based on CAPM and 19.0% to 20.0% based on the total expected market return

Summary Results

	For the Years Ending,					Terminal Value		
	2016E	2017E	2018E	2019E	2020E	Low		High
WNRL Pro Forma Distribution per LP Unit	$1.83	$2.05	$2.27	$2.47	$2.54	$2.54		$2.54
Terminal Yield [1]						7.50%	-	5.50%
Terminal Value						$33.87	-	$46.18
Equity Cost of Capital Based on CAPM								
Present Value @ 8.5% of Equity Value						$31.56	-	$39.75
Present Value @ 9.0% of Equity Value						30.95	-	38.95
Present Value @ 9.5% of Equity Value						30.35	-	38.17
Present Value @ 10.0% of Equity Value						29.76	-	37.41
Present Value @ 10.5% of Equity Value						29.19	-	36.67
Implied WNR Equity Value Range - Based on CAPM						**$29.76**	**-**	**$38.95**
Equity Cost of Capital Based on Expected Market Total Return								
Present Value @ 18.5% of Equity Value						$21.80	-	$27.07
Present Value @ 19.0% of Equity Value						21.42	-	26.58
Present Value @ 19.5% of Equity Value						21.06	-	26.11
Present Value @ 20.0% of Equity Value						20.70	-	25.65
Present Value @ 20.5% of Equity Value						20.35	-	25.20
Implied WNRL Common Unit Value Range - Based on Expected Market Total Return						**$20.70**	**-**	**$26.58**
Relevant WNRL Common Unit Value Range						**$20.70**	**-**	**$38.95**
WNRL Units Owned by WNR [2]							31.0	
Relevant WNRL Equity Value Range Attributable to WNR						**$641**	**-**	**$1,206**

(1) WNRL 52-week yield range of 4.0% to 7.8%, with an average yield of 5.2% and a current yield of 7.5% as of December 4, 2015
(2) As of January 1, 2016

EVERCORE 102 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions)

Precedent M&A Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
11/2015	Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.)	$180.0	NA
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

EVERCORE 103 NORTHERN TIER

Precedent M&A Transactions

Transaction Forward Year

Date Value EBITDA

Announced Acquiror/Target (Seller) ($MM) Multiple

11/2015 Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.) $180.0 NA

05/2015 Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP) 448.0 10.0x

05/2015 PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.) 143.0 10.0

12/2014 Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC) 175.0 9.0

12/2014 MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation) 800.0 10.0

10/2014 Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66) 330.0 8.6

02/2014 MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation) 310.0 10.0

02/2014 Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66) 700.0 10.4

06/2013 Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company) 355.0 10.9

04/2013 MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation) 100.0 9.5

02/2013 Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.) 190.0 NA

12/2012 Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company) 400.0 12.1

07/2012 Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC 315.0 10.5

11/2011 Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips) 850.0 11.9

03/2011 Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.) 225.0 9.0

Mean 10.1x

Median 10.0x

Indicative Valuation of the Proposed Consideration

Preliminary Draft – Confidential

Indicative Valuation of the Proposed Consideration

(1)	WNRL 2016E EBITDA adjusted to include full year 2016E EBITDA from NTI drop downs
(2)	As of January 1, 2016

Low High

2016E WNRL EBITDA(1) $181

Relevant EBITDA Multiple 9.0x—11.0x

Implied Enterprise Value Range on January 1, 2016 $1,629—$1,991

Less: Present Value of $370.0 Million Logistics Purchase Price @ 8.0% Discount Rate (343)

Less: Present Value of Discretionary Organic Capital Expenditures @ 8.0% Discount Rate (38)

Implied Enterprise Value $1,248—$1,610

Less: Projected WNRL Debt Outstanding as of January 1, 2016 (445)

Plus: Projected WNRL Cash as of January 1, 2016 50

Implied Equity Value $853—$1,215

Units Outstanding (2) 47.6

Implied WNRL Price per Unit $17.93—$25.53

WNRL Units Owned by WNR (2) 31.0

Implied WNRL Equity Value Attributable to WNR $555—$791

Precedent M&A Transactions Analysis

Preliminary Valuation Analysis of WNRL LP (cont’d) ($ in millions, except per unit amounts)

Preliminary Draft – Confidential

Indicative Valuation of the Proposed Consideration

Peer Group Trading Analysis

Preliminary Valuation Analysis of WNRL LP (cont’d) ($ in millions, except per unit amounts)

Enterprise Value /

Price Equity Enterprise EBITDA Distribution Yield Distribution Total

Partnership 12/4/15 Value Value 2015E 2016E 2017E Current 2016E 2017E Growth Return

Refined Products / Crude Oil MLPs

Buckeye Partners, L.P. $60.91 $7,847 $11,745 13.8x 11.9x 11.1x 7.7% 8.1% 8.5% 4.4% 12.1%

Delek Logistics Partners, LP 36.13 894 1,211 12.1 10.0 9.2 6.1% 7.1% 8.1% 8.5% 14.6%

Genesis Energy, L.P. 34.53 3,798 5,376 12.3 9.1 8.4 7.4% 8.1% 8.9% 10.0% 17.5%

Global Partners LP 21.50 731 1,965 8.5 7.7 7.2 13.0% 13.6% 14.3% 5.4% 18.4%

Holly Energy Partners, L.P. 30.18 1,806 2,841 12.1 10.5 9.3 7.4% 7.8% 8.4% 5.8% 13.2%

Magellan Midstream Partners, L.P. 60.24 13,700 17,098 15.0 14.2 12.8 5.1% 5.5% 6.1% 10.5% 15.6%

MPLX LP 30.83 9,301 16,269 12.7 8.7 7.6 6.1% 7.4% 9.2% 20.7% 26.8%

NuStar Energy LP 35.49 2,821 5,856 9.4 9.8 9.3 12.3% 12.3% 12.4% 0.7% 13.1%

Phillips 66 Partners LP 51.44 4,333 5,395 21.1 11.4 7.3 3.1% 4.1% 5.1% 23.0% 26.1%

Plains All American Pipeline, L.P. 21.16 8,588 19,275 8.8 8.0 7.0 13.2% 13.2% 13.5% 2.7% 15.9%

Rose Rock Midstream, L.P. 19.15 719 1,419 8.2 6.8 5.1 13.8% 14.5% 15.3% 10.5% 24.3%

Sprague Resources LP 21.70 467 1,007 8.6 8.5 8.5 9.3% 10.2% 11.1% 10.4% 19.7%

Sunoco Logistics Partners, L.P. 25.78 7,099 12,013 10.8 8.8 6.5 7.1% 8.1% 9.2% 13.6% 20.7%

Tesoro Logistics LP 45.48 4,070 7,068 10.7 8.6 7.1 6.4% 7.6% 8.7% 10.6% 16.9%

TransMontaigne Partners L.P. 22.10 364 612 7.5 7.6 7.3 12.0% 12.0% 12.6% 2.4% 14.5%

Valero Energy Partners LP 45.15 2,814 2,940 17.4 10.4 7.2 2.7% 3.4% 4.3% 23.3% 26.0%

Western Refining Logistics, LP 20.46 967 1,366 12.1 8.1 6.3 7.5% 8.6% 9.7% 14.6% 22.1%

World Point Terminals LP 12.87 449 432 7.1 6.1 4.1 9.3% 9.6% 9.9% 3.3% 12.6%

Mean 11.6x 9.2x 7.9x 8.3% 9.0% 9.8% 10.0% 18.3%

Median 11.4 8.7 7.3 7.4% 8.1% 9.2% 10.2% 17.2%

Preliminary Draft – Confidential

Indicative Valuation of the Proposed Consideration

Peer Group Trading Analysis (cont’d)

Low High

2016E WNRL EBITDA(1) $181

Relevant EBITDA Multiple 8.0x—11.0x

Implied Enterprise Value Range $1,448—$1,991

2017E WNRL EBITDA $196

Relevant EBITDA Multiple 7.0x—9.0x

Implied Enterprise Value Range $1,372—$1,764

Relevant Enterprise Value $1,372—$1,991

Less: Projected WNRL Debt Outstanding as of January 1, 2016 (445)

Plus: Projected WNRL Cash as of January 1, 2016 50

Implied Equity Value $977—$1,596

Units Outstanding (2) 47.6

Implied WNRL Price per Unit $20.52—$33.53

WNRL Units Owned by WNR (2) 31.0

Implied WNRL Equity Value Attributable to WNR $636—$1,038

(1)	WNRL 2016E EBITDA adjusted to include full year 2016E EBITDA from NTI drop downs
(2)	As of January 1, 2016

Preliminary Valuation Analysis of WNRL LP (cont’d) ($ in millions, except per unit amounts)

Preliminary Draft – Confidential

Preliminary Valuation Analysis of WNRL GP ($ in millions)

Indicative Valuation of the Proposed Consideration

Discounted Precedent Peer Group

Distributions Transactions Trading

WNRL GP Distributions at 2016E WNRL GP Cash Flow 2016E WNRL GP Cash Flow

15.0x—20.0x Cash Flow Multiple at 18.0x—25.0x at 16.0x—24.0x

Cost of Capital Based on CAPM and Cash Flow Multiple Cash Flow Multiple

Total Expected Market Return 2017E WNRL GP Cash Flow 2017E WNRL GP Cash Flow

at 18.0x—25.0x at 10.0x—18.0x

Cash Flow Multiple Cash Flow Multiple

$250

$450

$358

$288

$230

$680

$417

$480

$ -

$100

$200

$300

$400

$500

$600

$700

$800

$900

$1,000 Indicative Value Range

Preliminary Draft – Confidential

Summary Results

The analysis below sets forth WNR’s projected annual GP distributions from WNRL based on the WNR Financial

Projections for the years ending December 31, 2016E, 2017E, 2018E, 2019E and 2020E discounted at a cost of equity for

WNRL GP ranging between 12.0% and 13.0% based on CAPM and 17.5% to 22.5% based on the total expected market return (as detailed in the Appendix)

Indicative Valuation of the Proposed Consideration

For the Years Ending, Terminal Value

2016E 2017E 2018E 2019E 2020E Low High

WNR Pro Forma GP Distributions $5.0 $23.0 $35.0 $47.0 $50.0 $50.0 $50.0

GP Exit Multiple 15.0x—20.0x

Terminal Value $750.0—$1,000.0

Equity Cost of Capital Based on CAPM

Present Value @ 11.5% of Equity Value $548.9—$693.9

Present Value @ 12.0% of Equity Value 537.7—679.6

Present Value @ 12.5% of Equity Value 526.8—665.5

Present Value @ 13.0% of Equity Value 516.2—651.9

Present Value @ 13.5% of Equity Value 505.9—638.6

Implied WNR Equity Value Range—Based on CAPM $516.2—$679.6

Equity Cost of Capital Based on Expected Market Total Return

Present Value @ 15.0% of Equity Value $476.3—$600.6

Present Value @ 17.5% of Equity Value 431.9—543.5

Present Value @ 20.0% of Equity Value 392.5—493.0

Present Value @ 22.5% of Equity Value 357.6—448.2

Present Value @ 25.0% of Equity Value 326.6—408.5

Implied WNR Equity Value Range—Based on Expected Market Total Return $357.6—$543.5

Relevant WNR Equity Value Range $357.6—$679.6

Preliminary Valuation Analysis of WNRL GP (cont’d) ($ in millions)

Discounted Distribution Analysis

Preliminary Draft – Confidential

Preliminary Valuation of WNRL GP (cont’d) ($ in millions)

Source: Public filings

(1)	Pro forma for NTI Logistics drop downs

Indicative Valuation of the Proposed Consideration

GP Transactions

Transaction

Run Rate GP Value/

Date Transaction Cash Flow IDR Run Rate GP

Announced Acquiror / Target Value Acquired Tier Cash Flow

09/28/15 Energy Transfer Equity, L.P. / The Williams Companies, Inc. $37,700.0 $2,081.6 50% 18.1x

04/20/15 Vanguard Natural Resources, LLC / LRE GP LLC 0.1 NM — NM

01/15/15 Marlin Midstream Partners / Azure Midstream Energy, LLC 162.5 8.1 2% 20.1

10/13/14 Targa Resources Corp. / Atlas Energy, L.P. 1,869.0 28.1 50% 64.5

10/01/14 Enterprise Products Partners L.P. / Oiltanking Partners L.P. General Partner 4,410.0 30.6 50% 55.4

06/15/14 The Williams Companies, Inc. / 50% general partner interest in Access Midstream Partners L.P. (Global Infrastructure Partners II) 5,995.0 42.0 50% 57.0

05/06/13 Inergy, L.P. / Crestwood Midstream Partners LP General Partner 450.0 20.6 50% 21.8

09/21/10 Penn Virginia Resource Partners L.P. / Penn Virginia GP Holdings, L.P. 956.6 26.4 50% 17.7

09/20/10 Natural Resources Partners L.P. / Natural Resources Partners L.P.‘s GP 864.0 56.3 50% 15.4

09/07/10 Enterprise Products Partners L.P. / Enterprise GP Holdings L.P. 8,028.1 266.2 25% 27.3

08/09/10 Inergy, L.P. / Inergy Holdings, L.P. 2,063.2 72.5 50% 25.7

07/22/10 Crestwood Midstream Partners II, LLC / Quicksilver Gas Services LP’s general partner 701.0 3.6 25% 76.5

06/11/10 Buckeye Partners, L.P. / Buckeye GP Holdings L.P. 1,138.8 54.5 45% 20.9

05/11/10 Energy Transfer Equity, L.P. / Regency Energy Partners LP 300.0 8.4 25% 35.7

Median—Greater Than 25.0 % GP IDR Tier 21.8x

Median—25.0% GP IDR Tier 35.7

Median—15.0% GP IDR Tier NA

Median—2.0% GP IDR Tier 20.1

Precedent M&A Transactions Analysis

Low High

2016E WNRL GP Distributions(1) $20.0

Relevant GP Cash Flow Multiple 18.0x—25.0x

Implied WNRL GP Equity Value Range on December 31, 2016 $360—$500

Implied Enterprise Value Range on January 1, 2016 @ 20.0% GP Expected Market Return $300—$417

2017E WNRL GP Distributions(1) $23.0

Relevant GP Cash Flow Multiple 18.0x—25.0x

Implied WNRL GP Equity Value on December 31, 2017 $414—$575

Implied Enterprise Value Range on January 1, 2016 @ 20.0% GP Expected Market Return $288—$399

Relevant Enterprise Value $288—$417 \

Preliminary Draft – Confidential

Preliminary Valuation of WNRL GP (cont’d) ($ in millions, except per share/unit amounts)

Source: Public filings and FactSet

(1)	Pro forma for NTI Logistics drop downs

Indicative Valuation of the Proposed Consideration

Distributions to GP/IDRs Enterprise Value GP Dist.

Annualized General Partner Enterprise of GP Only (1) / Growth /

Price Equity Enterprise Current Current GP % Cash Flow Current GP/ Annual Distributions Value of GP Distributions MLP Dist. Distribution Total

General Partner 12/04/15 Value Value Distribution Yield Interest Flow to GP IDR Tier % from GP % from LP GP Only (1) Current 2016E 2017E Growth Growth Return

GP MLPs

Alliance Holdings GP, L.P. $22.39 $1,340 $1,336 $3.84 17.2% 2.0% 42.6% 50.0% 64.0% 36.0% 829.3 5.5x 5.5x 5.5x 1.3x 1.6% 18.8%

Energy Transfer Equity, L.P. 15.29 37,580 79,030 1.06 6.9% 0.7% 37.9% 48.7% 80.4% 19.6% 71,550 24.0 21.5 18.9 1.7 19.9% 26.9%

EnLink Midstream, LLC 14.66 2,408 2,529 1.00 6.8% 2.0% 11.3% 50.0% 39.3% 60.7% 1,574 22.8 17.1 13.0 7.5 13.7% 20.5%

EQT GP Holdings, LP 19.97 5,315 5,776 0.50 2.5% 2.0% 21.1% 50.0% 50.6% 49.4% 4,456 73.8 45.7 30.1 3.5 40.3% 42.8%

NuStar GP Holdings, LLC 21.29 914 939 2.18 10.2% 2.0% 13.0% 25.0% 53.2% 46.8% 576 11.3 11.3 11.2 2.2 2.3% 12.6%

ONEOK, Inc. 24.80 5,190 6,790 2.46 9.9% 2.0% 32.2% 50.0% 54.3% 45.7% 3,741 8.7 8.7 8.3 2.1 5.8% 15.7%

Plains GP Holdings, L.P. 9.79 5,933 7,264 0.91 9.3% 2.0% 36.3% 50.0% 100.0% 0.0% 7,264 11.4 11.4 11.0 1.7 10.3% 19.6%

Targa Resources Corp. 30.23 1,694 2,312 3.64 12.0% 2.0% 30.4% 50.0% 83.2% 16.8% 2,034 10.6 9.4 8.2 2.3 9.8% 21.9%

Tallgrass Energy GP, LP 19.04 2,994 3,167 0.58 3.0% 2.0% 24.6% 50.0% 51.4% 48.6% 2,376 46.8 33.3 23.0 2.9 44.7% 47.7%

Western Gas Equity Partners, LP 37.68 8,249 8,247 1.53 4.0% 1.9% 31.3% 49.9% 56.9% 43.1% 6,067 30.1 24.2 19.8 2.1 18.5% 22.5%

Mean 8.2% 63.3% 36.7% 24.5x 18.8x 14.9x 2.7x 16.7% 24.9%

Median 8.1% 55.6% 44.4% 17.1 14.2 12.1 2.2 12.0% 21.2%

GP MLPs

Peer Group Trading Analysis

Low High

2016E WNRL GP Distributions(1) $20.0

Relevant GP Cash Flow Multiple 16.0x—24.0x

Implied WNRL GP Equity Value $320—$480

2017E WNRL GP Distributions(1) $23.0

Relevant GP Cash Flow Multiple 10.0x—18.0x

Implied WNRL GP Equity Value $230—$414

Relevant Enterprise Value $230—$480

F. Pro Forma Analysis

Preliminary Draft – Confidential

Standalone and Pro Forma

Pro Forma Analysis

+ =

$369 million $561 million $912 million

+ =

11.5 Nelson Complexity 8.2 Nelson Complexity 9.5 Nelson Complexity

+ =

2016E Refining/Retail and Other EBITDA: $369 million 2016E Refining/Retail and Other EBITDA: $561 million 2016E Refining/Retail and Other EBITDA: $1,020 million

+ =

2016E Retail Sales: $1,828 million 2016E Retail Sales: $1,616 million 2016E Retail Sales: $3,444 million

Retail Fuel Sales/

Inside Sales

NTI WNR Pro Forma

Weighted Average

Nelson Complexity

Refining/Retail and Other Mix 2016E Adjusted EBITDA

NTI

Adjusted

EBITDA

WNR 40%

Adjusted

EBITDA

60%

Adjusted

EBITDA

100%

Adjusted

EBITDA

100%

Refining

83%

Retail and

Other

17%

Refining

92%

Retail and

Other

8%

Refining

89%

Retail and

Other

11%

11.5

9.5

8.2

Fuel Sales

80%

Inside

Sales

20%

Fuel Sales

82%

Inside

Sales

18%

Fuel Sales

81%

Inside

Sales

19%

Preliminary Draft – Confidential

Analysis at Various Prices ($ in millions, except per share/unit amounts)

Pro Forma Analysis

Evercore analyzed the implied Transaction Value / EBITDA multiples at various exchange ratios

(1)	Units outstanding as of January 1, 2016

Original Counter

Proposal Proposal I Counter Proposal II

December 4, 2015 WNR Share Price $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83 $43.83

Exchange Ratio 0.2266x 0.2750x 0.2986x 0.3000x 0.3050x 0.3100x 0.2986x 0.2986x 0.2986x 0.2986x

WNR Equity Consideration $9.93 $12.05 $13.09 $13.15 $13.37 $13.59 $13.09 $13.09 $13.09 $13.09

Plus: Cash Consideration $17.50 $17.50 $15.00 $15.00 $15.00 $15.00 $15.00 $15.50 $16.00 $16.50

Total Consideration $27.43 $29.55 $28.09 $28.15 $28.37 $28.59 $28.09 $28.59 $29.09 $29.59

% premium to December 4, 2015 NTI Unit Price ($26.45) 3.7% 11.7% 6.2% 6.4% 7.3% 8.1% 6.2% 8.1% 10.0% 11.9%

% premium to NTI Unit Price—October 23, 2015 20-Day VWAP ($24.02) 14.2% 23.0% 16.9% 17.2% 18.1% 19.0% 16.9% 19.0% 21.1% 23.2%

% premium to NTI Unit Price—October 23, 2015 Close ($24.23) and December 4, 2015 Close ($43.83) for WNR 13.2% 22.0% 15.9% 16.2% 17.1% 18.0% 15.9% 18.0% 20.0% 22.1%

% premium to NTI Unit Price—October 23, 2015 20-Day VWAP ($24.02) and $44.68 for WNR 15.0% 24.0% 18.0% 18.3% 19.2% 20.1% 18.0% 20.1% 22.2% 24.2%

Units Outstanding (1) 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7 93.7

Total Equity Value $2,570 $2,769 $2,631 $2,637 $2,658 $2,678 $2,631 $2,678 $2,725 $2,772

Plus: Projected Debt Outstanding as of January 1, 2016 356 356 356 356 356 356 356 356 356 356

Less: Projected Cash as of January 1, 2016 (100) (100) (100) (100) (100) (100) (100) (100) (100) (100)

Implied Total Enterprise Value $2,826 $3,025 $2,887 $2,893 $2,914 $2,934 $2,887 $2,934 $2,981 $3,028

Implied Transaction Value / EBITDA (Management Pricing)

2016E NTI Adjusted EBITDA: $369.0 7.7x 8.2x 7.8x 7.8x 7.9x 8.0x 7.8x 8.0x 8.1x 8.2x

2017E NTI Adjusted EBITDA: 418.0 6.8 7.2 6.9 6.9 7.0 7.0 6.9 7.0 7.1 7.2

Implied Transaction Value / EBITDA (Historical Pricing)

2016E NTI Adjusted EBITDA: $323.0 8.7x 9.4x 8.9x 9.0x 9.0x 9.1x 8.9x 9.1x 9.2x 9.4x

2017E NTI Adjusted EBITDA: 434.0 6.5 7.0 6.7 6.7 6.7 6.8 6.7 6.8 6.9 7.0

Preliminary Draft – Confidential

Pro Forma Analysis

Summary Value Per Share – Future Value with Cumulative Distributions/Dividends

Management Pricing Historical Pricing

$19.04

$29.05

$30.49

$37.65

$40.08

$23.36

$29.42

$30.72 $35.99

$38.81

$31.22

$34.08

$38.18

$41.25

$43.92

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

2016E 2017E 2018E 2019E 2020E

Standalone—Yield Based Approach—Management Pricing

Standalone—SOTP Analysis—Management Pricing

Pro Forma—SOTP Analysis—Management Pricing

$14.78

$29.95

$24.77

$38.87

$43.55

$20.19

$29.96

$26.38

$36.72

$41.20

$34.96

$38.72

$41.14

$45.76

$49.25

$10.00

$15.00

$20.00

$25.00

$30.00

$35.00

$40.00

$45.00

$50.00

2016E 2017E 2018E 2019E 2020E

Standalone—Yield Based Approach—Historical Pricing

Standalone—SOTP Analysis—Historical Pricing

Pro Forma—SOTP Analysis—Historical Pricing

Note: Analysis Subject to Change

Preliminary Draft – Confidential

Pro Forma Analysis

Yield Based Approach – NTI Standalone ($ in millions, except per unit amounts)

For the Year Ending December 31,

2016E 2017E 2018E 2019E 2020E

Adjusted NTI DPU $2.19 $3.09 $2.90 $3.39 $3.28

Yield 13.0% 13.0% 13.0% 13.0% 13.0%

$/NTI Unit—Future Value $16.85 $23.77 $22.31 $26.08 $25.23

Cumulative Distributions $2.19 $5.28 $8.18 $11.57 $14.85

$/NTI Unit—Future Value with Cumulative Distributions $19.04 $29.05 $30.49 $37.65 $40.08

Yield Based Approach – Management Pricing

For the Year Ending December 31,

2016E 2017E 2018E 2019E 2020E

Adjusted NTI DPU $1.70 $3.25 $2.28 $3.64 $3.76

Yield 13.0% 13.0% 13.0% 13.0% 13.0%

$/NTI Unit—Future Value $13.08 $25.00 $17.54 $28.00 $28.92

Cumulative Distributions $1.70 $4.95 $7.23 $10.87 $14.63

$/NTI Unit—Future Value with Cumulative Distributions $14.78 $29.95 $24.77 $38.87 $43.55

Yield Based Approach – Historical Pricing

Subject to

Change

Note: Analysis Subject to Change

Preliminary Draft – Confidential

Pro Forma Analysis

Sum of the Parts Analysis – NTI Standalone ($ in millions, except per unit amounts)

Sum of the Parts Analysis – Management Pricing

Assumed For the Year Ending December 31,

Multiple 2016E 2017E 2018E 2019E 2020E

Refining

NTI Refining EBITDA $315 $362 $332 $362 $353

Assumed Multiple 5.5x

Implied Refining EV $1,733 $1,991 $1,826 $1,991 $1,942

Logistics

NTI Logistics EBITDA $40 $41 $42 $43 $44

Assumed Multiple 9.5x

Implied Logistics EV $380 $390 $399 $409 $418

Retail

NTI Retail EBITDA $25 $26 $28 $28 $29

Assumed Multiple 10.5x

Implied Retail EV $263 $273 $294 $294 $305

Corporate Costs

EBITDA ($11) ($11) ($11) ($12) ($12)

Assumed Multiple 6.25x

Implied EV ($69) ($69) ($69) ($75) ($75)

Implied NTI Standalone EV $2,306 $2,585 $2,450 $2,619 $2,589

Less: NTI Standalone Debt ($356) ($356) ($356) ($356) ($356)

Plus: NTI Standalone Cash 46 65 61 89 89

Implied NTI Standalone Equity Value $1,996 $2,294 $2,155 $2,352 $2,322

Pro Forma NTI Units Outstanding 94.3 95.0 95.6 96.3 96.9

Implied NTI Unit Price $21.17 $24.14 $22.54 $24.42 $23.96

Plus: Cumulative Distributions 2.19 5.28 8.18 11.57 14.85

$/NTI Unit—Future Value with Cumulative Distributions $23.36 $29.42 $30.72 $35.99 $38.81

Distribution per Unit $2.19 $3.09 $2.90 $3.39 $3.28

Note: Analysis Subject to Change

Preliminary Draft – Confidential

Pro Forma Analysis

Sum of the Parts Analysis – NTI Standalone (cont’d) ($ in millions, except per unit amounts)

Note: Analysis Subject to Change

Sum of the Parts Analysis – Historical Pricing

Assumed For the Year Ending December 31,

Multiple 2016E 2017E 2018E 2019E 2020E

Refining

NTI Refining EBITDA $269 $377 $273 $387 $399

Assumed Multiple 5.5x

Implied Refining EV $1,480 $2,074 $1,502 $2,129 $2,195

Logistics

NTI Logistics EBITDA $40 $41 $42 $43 $44

Assumed Multiple 9.5x

Implied Logistics EV $380 $390 $399 $409 $418

Retail

NTI Retail EBITDA $25 $26 $28 $28 $29

Assumed Multiple 10.5x

Implied Retail EV $263 $273 $294 $294 $305

Corporate Costs

EBITDA ($11) ($11) ($11) ($12) ($12)

Assumed Multiple 6.25x

Implied EV ($69) ($69) ($69) ($75) ($75)

Implied NTI Standalone EV $2,053 $2,667 $2,126 $2,756 $2,842

Less: NTI Standalone Debt ($356) ($356) ($356) ($356) ($356)

Plus: NTI Standalone Cash 46 65 61 89 89

Implied NTI Standalone Equity Value $1,743 $2,376 $1,831 $2,489 $2,575

Pro Forma NTI Units Outstanding 94.3 95.0 95.6 96.3 96.9

Implied NTI Unit Price $18.49 $25.01 $19.15 $25.85 $26.57

Plus: Cumulative Distributions 1.70 4.95 7.23 10.87 14.63

$/NTI Unit—Future Value with Cumulative Distributions $20.19 $29.96 $26.38 $36.72 $41.20

Distribution per Unit $1.70 $3.25 $2.28 $3.64 $3.76

Preliminary Draft – Confidential

Pro Forma Analysis

Sum of the Parts Analysis – WNR Pro Forma ($ in millions, except per share/unit amounts)

Sum of the Parts Analysis – Management Pricing

Assumed For the Year Ending December 31,

Multiple/Yield 2016E 2017E 2018E 2019E 2020E

Refining

WNR Refining EBITDA $588 $588 $695 $709 $766

NTI Refining EBITDA 315 362 332 362 353

Total Refining EBITDA $903 $950 $1,027 $1,071 $1,119

Assumed Multiple 5.5x

Implied WNR Refining Pro Forma EV $4,967 $5,225 $5,649 $5,891 $6,155

Logistics

WNR Logistics EBITDA $9 $21 $35 $5 $10

NTI Logistics EBITDA — — -

Total Logistics EBITDA $9 $21 $35 $5 $10

Assumed Multiple 9.5x

Implied WNR Logistics Pro Forma EV $86 $200 $333 $48 $95

Retail

WNR Retail EBITDA $42 $43 $45 $48 $50

NTI Retail EBITDA 25 26 28 28 29

Total Retail EBITDA $67 $69 $73 $76 $79

Assumed Multiple 10.5x

Implied WNR Retail Pro Forma EV $704 $725 $767 $798 $830

Corporate Costs

EBITDA ($90) ($91) ($92) ($94) ($95)

Assumed Multiple 6.25x

Implied EV ($563) ($569) ($575) ($588) ($594)

Implied WNR Pro Forma EV $5,193 $5,580 $6,173 $6,149 $6,485

Less: WNR Pro Forma Debt ($1,754) ($1,747) ($1,740) ($1,733) ($1,726)

Plus: WNR Pro Forma Cash 738 952 1,274 1,866 2,204

Implied WNR Pro Forma Equity Value $4,177 $4,785 $5,707 $6,282 $6,963

WNRL LP Distributions to WNR $64 $67 $75 $81 $83

Assumed Yield 5.0%

WNRL LP Equity Value Attributable to WNR $1,280 $1,340 $1,500 $1,620 $1,660

WNRL GP Distributions to WNR $12 $23 $35 $47 $50

Assumed Multiple 20.0x

WNRL GP Equity Value Attributable to WNR $240 $460 $700 $940 $1,000

Total WNR Pro Forma Equity Value $5,697 $6,585 $7,907 $8,842 $9,623

Pro Forma WNR Shares Outstanding 107.2 107.2 107.2 107.2 107.2

Implied WNR Share Price $53.12 $61.40 $73.72 $82.44 $89.73

Exchange Ratio—WNR Shares per NTI Unit 0.2986x 0.2986x 0.2986x 0.2986x 0.2986x

Implied Equity Consideration $15.86 $18.34 $22.01 $24.62 $26.79

Plus: Cash Consideration 15.00 15.00 15.00 15.00 15.00

Total Implied Value per NTI Unit $30.86 $33.34 $37.01 $39.62 $41.79

Plus: Cumulative Dividends $0.35 $0.74 $1.17 $1.63 $2.13

$/NTI Unit—Future Value with Cumulative Dividends $31.22 $34.08 $38.18 $41.25 $43.92

Dividends per Share $1.56 $1.72 $1.88 $2.04 $2.20

Dividends per Share @ 0.2266x $0.35 $0.39 $0.43 $0.46 $0.50

Note: Analysis Subject to Change

Preliminary Draft – Confidential

Pro Forma Analysis

Sum of the Parts Analysis – WNR Pro Forma (cont’d) ($ in millions, except per share/unit amounts)

Sum of the Parts Analysis – Historical Pricing

Assumed For the Year Ending December 31,

Multiple/Yield 2016E 2017E 2018E 2019E 2020E

Refining

WNR Refining EBITDA $853 $822 $879 $887 $950

NTI Refining EBITDA 269 377 273 387 399

Total Refining EBITDA $1,122 $1,199 $1,152 $1,274 $1,349

Assumed Multiple 5.5x

Implied WNR Refining Pro Forma EV $6,171 $6,595 $6,336 $7,007 $7,420

Logistics

WNR Logistics EBITDA $9 $21 $35 $5 $10

NTI Logistics EBITDA — — -

Total Logistics EBITDA $9 $21 $35 $5 $10

Assumed Multiple 9.5x

Implied WNR Logistics Pro Forma EV $86 $200 $333 $48 $95

Retail

WNR Retail EBITDA $42 $43 $45 $48 $50

NTI Retail EBITDA 25 26 28 28 29

Total Retail EBITDA $67 $69 $73 $76 $79

Assumed Multiple 10.5x

Implied WNR Retail Pro Forma EV $704 $725 $767 $798 $830

Corporate Costs

EBITDA ($90) ($91) ($92) ($94) ($95)

Assumed Multiple 6.25x

Implied EV ($563) ($569) ($575) ($588) ($594)

Implied WNR Pro Forma EV $6,398 $6,950 $6,860 $7,265 $7,750

Less: WNR Pro Forma Debt ($1,754) ($1,747) ($1,740) ($1,733) ($1,726)

Plus: WNR Pro Forma Cash 877 1,249 1,650 2,369 2,853

Implied WNR Pro Forma Equity Value $5,521 $6,452 $6,770 $7,901 $8,877

WNRL LP Distributions to WNR $64 $67 $75 $81 $83

Assumed Yield 5.0%

WNRL LP Equity Value Attributable to WNR $1,280 $1,340 $1,500 $1,620 $1,660

WNRL GP Distributions to WNR $12 $23 $35 $47 $50

Assumed Multiple 20.0x

WNRL GP Equity Value Attributable to WNR $240 $460 $700 $940 $1,000

Total WNR Pro Forma Equity Value $7,041 $8,252 $8,970 $10,461 $11,537

Pro Forma WNR Shares Outstanding 107.2 107.2 107.2 107.2 107.2

Implied WNR Share Price $65.65 $76.94 $83.64 $97.54 $107.58

Exchange Ratio—WNR Shares per NTI Unit 0.2986x 0.2986x 0.2986x 0.2986x 0.2986x

Implied Equity Consideration $19.60 $22.98 $24.98 $29.13 $32.12

Plus: Cash Consideration 15.00 15.00 15.00 15.00 15.00

Total Implied Value per NTI Unit $34.60 $37.98 $39.98 $44.13 $47.12

Plus: Cumulative Dividends $0.35 $0.74 $1.17 $1.63 $2.13

$/NTI Unit—Future Value with Cumulative Dividends $34.96 $38.72 $41.14 $45.76 $49.25

Dividends per Share $1.56 $1.72 $1.88 $2.04 $2.20

Dividends per Share @ 0.2266x $0.35 $0.39 $0.43 $0.46 $0.50

Note: Analysis Subject to Change

Preliminary Draft – Confidential

Tax Impact to NTI Unitholders

Pro Forma Analysis

Evercore analyzed the estimated unitholder tax basis data as provided by NTI management and as calculated by Deloitte LLP

– Utilized pre-merger tax data for NTI Schedule K-1s

– Analysis as of December 31, 2014

– Utilized the Proposed Consideration

Preliminary Draft – Confidential

Tax Impact to NTI Unitholders (cont’d)

Pro Forma Analysis

Note: Based on December 4, 2015 WNR closing share price of $43.83

—

1.0

2.0

3.0

4.0

5.0

6.0

7.0

8.0

$—

$0.25

$0.50

$0.75

$1.00

$1.25

$1.50

$1.75

$2.00

$2.25

$2.50

$2.75

$3.00

$3.25

$3.50

$3.75

$4.00

Units (Millions)

Distribution of Net Ordinary Gain Distribution of Net Capital Gain / Loss

Distribution of Total Gain

First Decile $0.00—$1.64 Seventh Decile $3.25—$3.41

Second Decile $1.64—$2.15 Eighth Decile $3.41—$3.54

Third Decile $2.15—$2.35 Ninth Decile $3.54—$3.71

Fourth Decile $2.35—$2.61 Tenth Decile $3.71—$3.77

Fifth Decile $2.61—$3.15 Median $3.15

Sixth Decile $3.15—$3.25 Weighted Average $1.84

First Decile $1.03—$3.49 Seventh Decile $7.68—$9.00

Second Decile $3.49—$3.89 Eighth Decile $9.00—$9.46

Third Decile $3.89—$4.92 Ninth Decile $9.46—$13.42

Fourth Decile $4.92—$5.51 Tenth Decile $13.42—$13.58

Fifth Decile $5.51—$6.34 Median $6.34

Sixth Decile $6.34—$7.68 Weighted Average $4.95

First Decile $2.42—$5.61 Seventh Decile $10.20—$11.92

Second Decile $5.61—$6.11 Eighth Decile $11.92—$13.00

Third Decile $6.11—$6.84 Ninth Decile $13.00—$16.59

Fourth Decile $6.84—$8.21 Tenth Decile $16.59—$16.77

Fifth Decile $8.21—$8.62 Median $8.62

Sixth Decile $8.62—$10.20 Weighted Average $6.79

—

2.0

4.0

6.0

8.0

10.0

12.0

14.0

$2.00

$2.95

$3.90

$4.85

$5.80

$6.75

$7.70

$8.65

$9.60

$10.55

$11.50

$12.45

$13.40

$14.35

$15.30

$16.25

$17.20

Units (Millions)

—

2.0

4.0

6.0

8.0

10.0

12.0

14.0

$—

$0.85

$1.70

$2.55

$3.40

$4.25

$5.10

$5.95

$6.80

$7.65

$8.50

$9.35

$10.20

$11.05

$11.90

$12.75

$13.60

Units (Millions)

Preliminary Draft – Confidential

Tax Impact to NTI Unitholders (cont’d)

Pro Forma Analysis

Note: Based on December 4, 2015 WNR closing share price of $43.83

Distribution of Total Taxes Assuming 20.0% Capital Gain Tax Rate and 35.0% Ordinary Gain Rate

—

2.0

4.0

6.0

8.0

10.0

12.0

14.0

($4.00)

($3.75)

($3.50)

($3.25)

($3.00)

($2.75)

($2.50)

($2.25)

($2.00)

($1.75)

($1.50)

($1.25)

($1.00)

($0.75)

($0.50)

Units (Millions)

First Decile ($3.83)—($2.40) Seventh Decile ($1.27)—($1.19)

Second Decile ($2.40)—($2.27) Eighth Decile ($1.19)—($1.12)

Third Decile ($2.27)—($2.01) Ninth Decile ($1.12)—($0.73)

Fourth Decile ($2.01)—($1.63) Tenth Decile ($0.73)—($0.69)

Fifth Decile ($1.63)—($1.44) Median ($1.44)

Sixth Decile ($1.44)—($1.27) Weighted Average ($1.63)

G. Weighted Average Cost of Capital

Preliminary Draft – Confidential

(1)	Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2)	Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3)	Source: Wall Street Research
(4)	Valero Energy Corp Refining segment includes Logistics
(5)	Marathon Petroleum Corporation Refining segment includes Marketing
(6)	20-year Treasury as of December 4, 2015
(7)	Source: Ibbotson Associates
(8)	Decile: Mid-Cap (4) with equity value range of $3,724.6 million to $5,844.6 million
(9)	Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

Refining WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per share amounts)

Weighted Average Cost of Capital

Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered % 2015E EBITDA

(3)

Company 12/4/15 Value Preferred Equity Total Capitalization Beta (1) Beta (2) Refining Marketing Logistics

HollyFrontier Corporation $47.90 $8,793 $983 10.1% 1.07 1.00 93% 0% 7%

CVR Energy, Inc. 44.97 3,907 672 14.7% 1.26 1.14 91% 0% 0%

Delek US Holdings, Inc. 39.59 2,517 954 27.5% 1.15 0.92 78% 6% 16%

Alon USA Energy, Inc. 16.86 1,384 411 22.9% 1.19 1.00 90% 10% 0%

Tesoro Corporation 112.37 13,921 3,791 21.4% 1.06 0.90 57% 30% 13%

Valero Energy Corporation 71.39 34,777 7,381 17.5% 1.20 1.05 100% 0% NA

Phillips 66 90.20 48,766 8,951 15.5% 1.28 1.15 71% 29% 0%

Marathon Petroleum Corporation 55.63 30,327 6,692 18.1% 1.31 1.14 94% NA 6%

PBF Energy, Inc. Class A 38.70 3,831 1,373 26.4% 1.22 0.99 89% 0% 11%

Mean 19.3% 1.19 1.03

Median 18.1% 1.20 1.00

Risk-Free Rate (6) 2.7%

Unlevered Beta 1.03

Debt and Preferred / Total Capitalization 18.1%

Adjusted Levered Equity Beta 1.18

Market Risk Premium (7) 6.2%

Small Company Risk Premium (8) 1.1%

Equity Cost of Capital (9) 11.0%

Pre-Tax Cost of Debt 6.0%

After-Tax Cost of Debt 3.9%

WACC 9.7%

Equity Cost

WACC

(4)
(5)

Preliminary Draft – Confidential

(1)	Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2)	Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3)	20-year Treasury as of December 4, 2015
(4)	Source: Ibbotson Associates
(5)	Decile: Mid-Cap (3) with equity value range of $1,688.9 million to $2,542.9 million
(6)	Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

Crude and Refined Products WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per unit amounts)

Weighted Average Cost of Capital

Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered

Partnership 12/4/15 Value Preferred Equity Total Capitalization Beta (1) Beta (2)

Buckeye Partners, L.P. $60.91 $7,847.4 $3,632.8 31.6% 0.87 0.67

Delek Logistics Partners, LP 36.13 894.0 316.9 26.2% 0.81 0.66

Genesis Energy, L.P. 34.53 3,797.6 1,601.0 29.7% 0.85 0.67

Global Partners LP 21.50 731.4 1,186.9 61.9% 0.96 0.47

Holly Energy Partners, L.P. 30.18 1,806.4 951.1 34.5% 0.77 0.57

Magellan Midstream Partners, L.P. 60.24 13,700.2 3,407.1 19.9% 0.91 0.78

MPLX LP 30.83 9,301.0 5,521.1 37.2% 0.52 0.37

NuStar Energy LP 35.49 2,820.6 3,151.4 52.8% 0.69 0.40

Equity Phillips 66 Partners LP 51.44 4,333.1 1,134.7 20.8% 1.10 0.94

Cost Plains All American Pipeline, L.P. 21.16 8,587.7 10,651.0 55.4% 0.96 0.53

Rose Rock Midstream, L.P. 19.15 719.0 744.5 50.9% 1.09 0.65

Sprague Resources LP 21.70 466.9 555.2 54.3% 0.74 0.42

Sunoco Logistics Partners, L.P. 25.78 7,099.0 4,944.0 41.1% 1.07 0.74

Tesoro Logistics LP 45.48 4,070.3 2,578.0 38.8% 0.85 0.60

TransMontaigne Partners L.P. 22.10 363.6 249.6 40.7% 0.92 0.64

Valero Energy Partners LP 45.15 2,813.5 176.6 5.9% 0.86 0.82

Western Refining Logistics, LP 20.46 966.9 445.0 31.5% 1.15 0.88

World Point Terminals LP 12.87 448.7 — 0.0% 0.71 0.71

Mean 35.2% 0.88 0.64

Median 35.9% 0.86 0.66

Risk-free Rate (3) 2.7%

Unlevered Beta 0.66

Debt and Preferred / Total Capitalization 35.9%

Adjusted Levered Equity Beta 0.89

WACC Market Risk Premium (4) 6.2%

Small Company Risk Premium (5) 1.7%

Equity Cost of Capital (6) 9.9%

Pre-Tax Cost of Debt 6.0%

After-Tax Cost of Debt 3.9%

WACC 7.8%

Preliminary Draft – Confidential

(1)	Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2)	Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3)	20-year Treasury as of December 4, 2015
(4)	Source: Ibbotson Associates
(5)	Decile: Micro-Cap (9-10) with equity value range of $3.0 million to $548.8 million
(6)	Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

Retail WACC Analysis – Theoretical Capital Asset Pricing Model ($ in millions, except per share amounts)

Weighted Average Cost of Capital

Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered

Company 12/4/15 Value Preferred Equity Total Capitalization Beta (1) Beta (2)

Casey’s General Stores, Inc. $119.79 $4,670.4 $853.5 15.5% 0.84 0.75

Equity Couche-Tard 46.78 26,719.8 2,972.2 10.0% 0.45 0.42

Cost CST Brands, Inc. 37.00 2,797.7 1,418.0 33.6% 0.81 0.61

Mean 19.7% 0.70 0.59

Median 15.5% 0.81 0.61

Risk-Free Rate (3) 2.7%

Unlevered Beta 0.61

Debt and Preferred / Total Capitalization 15.5%

Adjusted Levered Equity Beta 0.68

WACC Market Risk Premium (4) 6.1%

Small Company Risk Premium (5) 3.7%

Equity Cost of Capital (6) 10.6%

Pre-Tax Cost of Debt 6.0%

After-Tax Cost of Debt 3.9%

WACC 9.5%

Preliminary Draft – Confidential

(1)	Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2)	Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3)	20-year Treasury as of December 4, 2015
(4)	Source: Ibbotson Associates
(5)	Decile: Low-Cap (7) with equity value range of $1,011.3 million to $1,686.9 million
(6)	Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

WNRL WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per unit amounts)

Weighted Average Cost of Capital

Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered

Partnership 12/4/15 Value Preferred Equity Total Capitalization Beta (1) Beta (2)

Buckeye Partners, L.P. $60.91 $7,847.4 $3,632.8 31.6% 0.87 0.67

Delek Logistics Partners, LP 36.13 894.0 316.9 26.2% 0.81 0.66

Genesis Energy, L.P. 34.53 3,797.6 1,601.0 29.7% 0.85 0.67

Global Partners LP 21.50 731.4 1,186.9 61.9% 0.96 0.47

Holly Energy Partners, L.P. 30.18 1,806.4 951.1 34.5% 0.77 0.57

Magellan Midstream Partners, L.P. 60.24 13,700.2 3,407.1 19.9% 0.91 0.78

MPLX LP 30.83 9,301.0 5,521.1 37.2% 0.52 0.37

NuStar Energy LP 35.49 2,820.6 3,151.4 52.8% 0.69 0.40

Equity Phillips 66 Partners LP 51.44 4,333.1 1,134.7 20.8% 1.10 0.94

Cost Plains All American Pipeline, L.P. 21.16 8,587.7 10,651.0 55.4% 0.96 0.53

Rose Rock Midstream, L.P. 19.15 719.0 744.5 50.9% 1.09 0.65

Sprague Resources LP 21.70 466.9 555.2 54.3% 0.74 0.42

Sunoco Logistics Partners, L.P. 25.78 7,099.0 4,944.0 41.1% 1.07 0.74

Tesoro Logistics LP 45.48 4,070.3 2,578.0 38.8% 0.85 0.60

TransMontaigne Partners L.P. 22.10 363.6 249.6 40.7% 0.92 0.64

Valero Energy Partners LP 45.15 2,813.5 176.6 5.9% 0.86 0.82

World Point Terminals LP 12.87 448.7 — 0.0% 0.71 0.71

Mean 35.4% 0.86 0.63

Median 37.2% 0.86 0.65

Risk-free Rate (3) 2.7%

Unlevered Beta 0.65

Debt and Preferred / Total Capitalization 37.2%

Adjusted Levered Equity Beta 0.90

WACC Market Risk Premium (4) 6.2%

Small Company Risk Premium (5) 1.7%

Equity Cost of Capital (6) 10.0%

Pre-Tax Cost of Debt 6.0%

After-Tax Cost of Debt 3.9%

WACC 7.7%

Preliminary Draft – Confidential

WNRL WACC Analysis – Expected Market Return ($ in millions, except per unit amounts)

Weighted Average Cost of Capital

Unit Price Market Equity Total

Partnership 12/4/15 Value Current Yield Distribution Growth Return

Buckeye Partners, L.P. $60.91 $7,847.4 7.7% 4.4% 12.1%

Delek Logistics Partners, LP 36.13 894.0 6.1% 8.5% 14.6%

Genesis Energy, L.P. 34.53 3,797.6 7.4% 10.0% 17.5%

Global Partners LP 21.50 731.4 13.0% 5.4% 18.4%

Holly Energy Partners, L.P. 30.18 1,806.4 7.4% 5.8% 13.2%

Magellan Midstream Partners, L.P. 60.24 13,700.2 5.1% 10.5% 15.6%

MPLX LP 30.83 9,301.0 6.1% 20.7% 26.8%

Total NuStar Energy LP 35.49 2,820.6 12.3% 0.7% 13.1%

Return Phillips 66 Partners LP 51.44 4,333.1 3.1% 23.0% 26.1%

Plains All American Pipeline, L.P. 21.16 8,587.7 13.2% 2.7% 15.9%

Rose Rock Midstream, L.P. 19.15 719.0 13.8% 10.5% 24.3%

Sprague Resources LP 21.70 466.9 9.3% 10.4% 19.7%

Sunoco Logistics Partners, L.P. 25.78 7,099.0 7.1% 13.6% 20.7%

Tesoro Logistics LP 45.48 4,070.3 6.4% 10.6% 16.9%

TransMontaigne Partners L.P. 22.10 363.6 12.0% 2.4% 14.5%

Valero Energy Partners LP 45.15 2,813.5 2.7% 23.3% 26.0%

World Point Terminals LP 12.87 448.7 9.3% 3.3% 12.6%

Mean 18.1%

Median 16.9%

WACC

Debt and Preferred / Total Capitalization 37.2%

Market Required Equity Return 16.9%

WACC Pre-Tax Cost of Debt 6.0%

After-Tax Cost of Debt 3.9%

WACC 12.1%

Preliminary Draft – Confidential

(1)	Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2)	Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3)	20-year Treasury as of December 4, 2015
(4)	Source: Ibbotson Associates
(5)	Decile: Micro-Cap (9-10) with equity value range of $3.0 million to $548.8 million
(6)	Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

GP WACC Analysis – Theoretical Capital Asset Pricing Model ($ in millions, except per unit amounts)

Weighted Average Cost of Capital

Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered

Partnership 12/4/15 Value Preferred Equity Total Capitalization Beta (1) Beta (2)

Alliance Holdings GP, L.P. $22.39 $1,340.33 $— 0.0% 0.69 0.69

Energy Transfer Equity, L.P. 15.29 37,580.3 40,249.6 51.7% 1.10 0.65

EnLink Midstream, LLC 14.66 2,407.6 118.7 4.7% 1.31 1.27

Equity Cost EQT GP Holdings, LP 19.97 5,315.3 — 0.0% 0.63 0.63

of Capital NuStar GP Holdings, LLC 21.29 913.6 26.0 2.8% 0.77 0.76

ONEOK, Inc. 24.80 5,190.1 1,631.2 23.9% 1.27 1.05

Plains GP Holdings, L.P. 9.79 5,933.2 1,339.0 18.4% 0.91 0.79

Targa Resources Corp. 30.23 1,693.8 635.8 27.3% 1.50 1.21

Tallgrass Energy GP, LP 19.04 2,993.6 157.0 5.0% 0.95 0.92

Western Gas Equity Partners, LP 37.68 8,248.7 — 0.0% 0.88 0.88

Mean 13.4% 1.00 0.88

Median 4.8% 0.93 0.83

Risk-free Rate (3) 2.7%

Unlevered Beta 0.83

Debt and Preferred / Total Capitalization 4.8%

Adjusted Levered Equity Beta 0.86

WACC Market Risk Premium (4) 6.7%

Small Company Risk Premium (5) 3.7%

Equity Cost of Capital (6) 12.2%

Pre-Tax Cost of Debt 7.0%

After-Tax Cost of Debt 4.6%

WACC 11.8%

Preliminary Draft – Confidential

GP WACC Analysis – Expected Market Return ($ in millions, except per unit amounts)

Weighted Average Cost of Capital

Unit Price Market Equity Total

Partnership 12/4/15 Value Current Yield Distribution Growth Return

Alliance Holdings GP, L.P. $22.39 $1,340.3 17.2% 1.6% 18.8%

Energy Transfer Equity, L.P. 15.29 37,580.3 6.9% 19.9% 26.9%

EnLink Midstream, LLC 14.66 2,407.6 6.8% 13.7% 20.5%

Total EQT GP Holdings, LP 19.97 5,315.3 2.5% 40.3% 42.8%

Return NuStar GP Holdings, LLC 21.29 913.6 10.2% 2.3% 12.6%

ONEOK, Inc. 24.80 5,190.1 9.9% 5.8% 15.7%

Plains GP Holdings, L.P. 9.79 5,933.2 9.3% 10.3% 19.6%

Targa Resources Corp. 30.23 1,693.8 12.0% 9.8% 21.9%

Tallgrass Energy GP, LP 19.04 2,993.6 3.0% 44.7% 47.7%

Western Gas Equity Partners, LP 37.68 8,248.7 4.0% 18.5% 22.5%

Mean 24.9%

Median 21.2%

WACC

Debt and Preferred / Total Capitalization 4.8%

Market Required Equity Return 21.2%

WACC

Pre-Tax Cost of Debt 7.0%

After-Tax Cost of Debt 4.6%

WACC 20.4%